     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 20, 2004


                       1933 ACT REGISTRATION NO. 333-49230
                       1940 ACT REGISTRATION NO. 811-07975

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]


                       POST-EFFECTIVE AMENDMENT NO. 12 [X]


                                       AND

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]


                       POST-EFFECTIVE AMENDMENT NO. 47 [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                    PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-7333

    (Address and telephone number of depositor's principal executive offices)

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-4708

                     (Name and address of agent for service)
                                   Copies to:

                             C. CHRISTOPHER SPRAGUE
                        VICE PRESIDENT, CORORATE COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-6997

It is proposed that this filing will become effective (check appropriate space):


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2004 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on ________ pursuant to paragraph (a) (1) of Rule 485


If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities Being Registered:
               Interests in Individual Variable Annuity Contracts

STRATEGIC PARTNERS(SM)

ANNUITY ONE 3

VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: MAY 1, 2004


THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY). PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------


Strategic Partners Annuity One 3 offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.
CALAMOS ASSET MANAGEMENT, INC.
DAVIS ADVISORS
DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
THE DREYFUS CORPORATION
GE ASSET MANAGEMENT, INCORPORATED
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC

JANUS CAPITAL MANAGEMENT LLC

J.P. MORGAN INVESTMENT MANAGEMENT INC.
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.

STATE STREET RESEARCH AND MANAGEMENT COMPANY


WILLIAM BLAIR & COMPANY, LLP



You may choose between two basic versions of Strategic Partners Annuity One 3. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Annuity One 3, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.


PLEASE READ THIS PROSPECTUS
------------------------------------------------------------


Please read this prospectus before purchasing a Strategic Partners Annuity One 3 variable annuity contract, and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The Risk Factors section relating to the market value adjustment option appears on page 13 of this prospectus.



TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE 3

------------------------------------------------------------


To learn more about the Strategic Partners Annuity One 3 variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2004. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One 3 SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 68 of this prospectus.


FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:

- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE 3 IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                              ORD01182NY

CONTENTS
--------------------------------------------------------------------------------



                                       PART I: STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS
                                       ------------------------------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary........................................              6
                                                Summary.........................................             10
                                                Risk Factors....................................             13
                                                Summary Of Contract Expenses....................             14
                                                Expense Examples................................             18

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS
                                       ------------------------------------------------------------------------

                                       SECTIONS 1-9
                                       ---------------------------------------------------------

                                           Section 1: What Is The Strategic Partners Annuity One
                                             3 Variable Annuity?................................             22
                                                Short Term Cancellation Right or "Free Look"....             23

                                           Section 2: What Investment Options Can I Choose?.....             24
                                                Variable Investment Options.....................             24
                                                Fixed Interest Rate Options.....................             32
                                                Market Value Adjustment Option..................             33
                                                Transfers Among Options.........................             34
                                                Additional Transfer Restrictions................             35
                                                Dollar Cost Averaging...........................             36
                                                Asset Allocation Program........................             36
                                                Auto-Rebalancing................................             37
                                                Voting Rights...................................             37
                                                Substitution....................................             37

                                           Section 3: What Kind Of Payments Will I Receive
                                             During The Income Phase? (Annuitization)...........             38
                                             Payment Provisions.................................             38
                                             Payment Provisions Without The Guaranteed Minimum
                                                  Income Benefit................................             38
                                                Option 1: Annuity Payments For A Fixed Period...             38
                                                Option 2: Life Income Annuity Option............             38
                                                Other Annuity Options...........................             38
                                             Tax Considerations.................................             38
                                             Guaranteed Minimum Income Benefit..................             39
                                                GMIB Roll-Up....................................             39
                                                GMIB Option 1: Single Life Payout Option........             41
                                                GMIB Option 2: Joint Life Payout Option.........             41
                                             Income Appreciator Benefit.........................             42
                                             How We Determine Annuity Payments..................             44

                                           Section 4: What Is The Death Benefit?................             46
                                                Beneficiary.....................................             46
                                                Calculation Of The Death Benefit................             46
                                                Guaranteed Minimum Death Benefit................             46
                                                  GMDB Step-Up..................................             46
                                                Special Rules If Joint Owners...................             47
                                                Payout Options..................................             47
                                                Spousal Continuance Benefit.....................             48

                                           Section 5: How Can I Purchase A Strategic Partners
                                             Annuity One 3 Contract?............................             50
                                                Purchase Payments...............................             50
                                                Allocation Of Purchase Payments.................             50
                                                Credits.........................................             50
                                                Calculating Contract Value......................             51

--------------------------------------------------------------------------------


    Section 6: What Are The Expenses Associated With The Strategic
      Partners Annuity One 3 Contract?.............................              52
         Insurance And Administrative Charge.......................              52
         Withdrawal Charge.........................................              53
         Contract Maintenance Charge...............................              53
         Guaranteed Minimum Income Benefit Charge..................              54
         Income Appreciator Benefit Charge.........................              54
         Taxes Attributable To Premium.............................              55
         Transfer Fee..............................................              55
         Company Taxes.............................................              55
         Underlying Mutual Fund Fees...............................              55

    Section 7: How Can I Access My Money?..........................              56
         Withdrawals During The Accumulation Phase.................              56
         Automated Withdrawals.....................................              56
         Income Appreciator Benefit Options During The Accumulation
           Phase...................................................              56
         Suspension Of Payments or Transfers.......................              58

    Section 8: What Are The Tax Considerations Associated With The
      Strategic Partners Annuity One 3 Contract?...................              59
         Contracts Owned By Individuals (Not Associated With
           Tax-Favored Retirement Plans)...........................              59
         Contracts Held By Tax-Favored Plans.......................              62

    Section 9: Other Information...................................              66
         Pruco Life Insurance Company of New Jersey................              66
         The Separate Account......................................              66
         Sale And Distribution Of The Contract.....................              66
         Litigation................................................              67
         Assignment................................................              68
         Financial Statements......................................              68
         Statement Of Additional Information.......................              68
         Householding..............................................              68
         Market Value Adjustment Formula...........................              69
         IRA Disclosure Statement..................................              71

    Appendix A.....................................................              75
         Accumulation Unit Values..................................              75

    Appendix B.....................................................              80
         Hypothetical Illustrations................................              80



                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES


                       This page intentionally left blank

PART I SUMMARY
--------------------------------------------------------------------------------

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS

                                                                          PART I

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges.

ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE


The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.


BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.


BUSINESS DAY



A day on which both the New York Stock Exchange and Pruco Life of New Jersey are open for business. Our business day generally ends at 4:00 p.m. Eastern time.


CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT


A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs, and may provide lower interest rates for fixed rate options than the Contract Without Credit.


CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT


If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation. The Guaranteed Minimum Death Benefit is available for an additional charge. See "What Is The Death Benefit?" on page 46.


DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed interest rate option.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEE PERIOD

A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We may offer one or more guarantee periods.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

GMDB PROTECTED VALUE


The amount guaranteed under the Guaranteed Minimum Death Benefit, which equals the GMDB step-up value. The GMDB protected value will be subject to certain age restrictions and time durations, however, it will still increase by subsequent invested purchase payments and reduce proportionally by withdrawals.


GMDB STEP-UP

We use the GMDB step-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. Generally speaking, the GMDB step-up establishes a "high water mark" of protected value that we would pay upon death, even if the contract value has declined. For example, if the GMDB step-up were set at $100,000 on a contract anniversary, and the contract value subsequently declined to $80,000 on the date of death, the GMDB step-up value would nonetheless remain $100,000 (assuming no additional purchase payments or withdrawals).

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GMIB PROTECTED VALUE

We use the GMIB protected value to calculate annuity payments should you annuitize under the Guaranteed Minimum Income Benefit.

     The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments. Any withdrawals in subsequent contract years will proportionally reduce the GMIB protected value. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it used to calculate the cash surrender value or death benefit.

GMIB RESET


You may elect to "step-up" or "reset" your GMIB protected value if your contract value is greater than the current GMIB protected value. Upon exercise of the reset provision, your GMIB protected value will be reset to equal your current contract value. You are limited to two resets over the life of your contract, provided that certain annuitant age requirements are met.


GMIB ROLL-UP


We will use the GMIB roll-up value to compute the GMIB protected value of the Guaranteed Minimum Income Benefit. The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual interest rate starting on the date each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.


INCOME APPRECIATOR BENEFIT (IAB)

An optional feature that may be available for an additional charge that may provide a supplemental income benefit based on earnings under the contract.

IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

A series of payments consisting of a portion of your contract value and Income Appreciator Benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

IAB CREDIT

An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period during which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract. The joint owner may be the owner's spouse, but need not be.

MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

Under the Contract Without Credit, this investment option may offer various guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of its guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road,

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


Dresher, PA 19025. The telephone number is (888) PRU-2888. Prudential's Web site is www.prudential.com.


PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.

STATEMENT OF ADDITIONAL INFORMATION


A document containing certain additional information about the Strategic Partners Annuity One 3 variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.


TAX DEFERRAL


This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract," on page 59.


VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.


SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE 3 VARIABLE ANNUITY?



The Strategic Partners Annuity One 3 variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in variable investment options, fixed interest rate options, and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.



   There are two basic versions of the Strategic Partners Annuity One 3 variable annuity.


Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed interest rate options than the Contract Without Credit, and

-  does not offer the market value adjustment option.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed interest rate options than the Contract With Credit, and

-  offers the market value adjustment option.


   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in the Prudential Money Market Portfolio variable investment option.


   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   You may make up to 12 free transfers each contract year among the investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of income and death benefit options, which may also be available to you.

   We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.


   If you change your mind about owning Strategic Partners Annuity One 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). This time period is referred to as the "Free Look" period.


   Pruco Life of New Jersey offers several different annuities which your representative may be authorized to offer to you. Each annuity has different features and

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection and the ability to access your annuity's contract value. The fees and charges under the annuity contract and the compensation paid to your representative may also be different between each annuity. If you are purchasing the contract as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage.


SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?


You can invest your money in any of the following variable investment options:


The Prudential Series Fund, Inc.

   Jennison Portfolio

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Goldman Sachs Small Cap Value Portfolio (formerly SP Small/Mid Cap Value
      Portfolio)

   SP Growth Asset Allocation Portfolio


   SP Large Cap Value Portfolio


   SP MFS Capital Opportunities Portfolio

   SP Mid Cap Growth Portfolio

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio


   SP State Street Research Small Cap Growth Portfolio (formerly SP INVESCO
      Small Company Growth Portfolio)


   SP Strategic Partners Focused Growth Portfolio

   SP Technology Portfolio
       (formerly SP Alliance Technology Portfolio)


   SP William Blair International Growth Portfolio (formerly SP Jennison
      International Growth Portfolio)


Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.

   You may also invest your money in fixed interest rate options or in a market value adjustment option.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.


   For an additional fee, you may also choose, if it is available under your contract, the Guaranteed Minimum Income Benefit (GMIB) and the Income Appreciator Benefit. The Guaranteed Minimum Income Benefit provides that once the income period begins, your income payments will be no less than a value that is based on a certain "GMIB protected value " applied to the GMIB guaranteed annuity purchase rates. The Income Appreciator Benefit may provide an additional income amount during the accumulation phase or upon annuitization. See "What Kind Of Payments Will I Receive During The Income Phase" on page 38.


SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger Guaranteed Minimum Death Benefit
(GMDB). The base death benefit equals the total invested purchase payments reduced proportionally by withdrawals. The Guaranteed Minimum Death Benefit is equal to the "GMDB protected value" of the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value".



   On the date we receive proof of death in good order, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if the conditions that we describe on page 48 are met.



SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?


You can purchase this contract under most circumstances with a minimum initial purchase payment of $10,000, but not greater than $1,000,000 absent our prior approval. Generally, you can make additional purchase payments of $500 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.


   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. In addition, certain age limits apply to certain features and benefits described herein.



SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?


The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge if your contract value is less than $75,000. This charge is currently equal to the lesser of $30 or 2% of your contract value. We do not impose the contract maintenance charge if your contract value is $75,000 or more.


- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge as follows:


   --  1.4% if you choose the base death benefit,

   --  1.65% if you choose the step-up Guaranteed Minimum Death Benefit option.

   We impose an additional insurance and administrative charge of 0.10% annually for the Contract With Credit.


- We will deduct an additional charge if you choose the Guaranteed Minimum Income Benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts), of the average GMIB protected value.



- We will deduct an additional charge if you choose the Income Appreciator Benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.



- There are also expenses associated with the mutual funds. For 2003, the fees of these funds ranged on an annual basis from 0.37% to 2.56% of fund assets, which are reduced by expense reimbursements or waivers to 0.37% to 1.30%. These reimbursements or waivers may be terminated at any time.


- If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.


   For more information, including details about other possible charges under the contract, see "Summary Of

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


Contract Expenses" on page 14 and "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?" on page 52.


SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1-7%. For the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.

   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.


SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT?


Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase, the tax laws treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age
59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth
IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age
59 1/2.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey), an indirect subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   Issuer Risk. The market value adjustment option, fixed interest rate options, and the contract's other insurance features are available under a contract issued by Pruco Life of New Jersey, and thus backed by the financial strength of that company. If Pruco Life of New Jersey were to experience significant financial adversity, it is possible that Pruco Life of New Jersey's ability to pay interest and principal under the market value adjustment option and fixed interest rate options and to fulfill its insurance guarantees could be impaired.


   Risks Related to Changing Interest Rates. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life of New Jersey holds to support the market value adjustment option. Nonetheless, the market value adjustment formula (which is described on page 69) reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money prior to the end of a guarantee period and during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.


   Risks Related to the Withdrawal Charge. We may impose withdrawal charges on amounts withdrawn from the market value adjustment option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------


THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE 3. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.



For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?" on page 52. The individual fund prospectuses contain detailed expense information about the underlying mutual funds.



                      CONTRACT OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE(1)
----------------------------------------------------------
       NUMBER OF CONTRACT         CONTRACT     CONTRACT
      ANNIVERSARIES SINCE           WITH        WITHOUT
        PURCHASE PAYMENT           CREDIT       CREDIT
      -------------------         --------     --------
               0                     8%         7%
               1                     8%         6%
               2                     8%         5%
               3                     8%         4%
               4                     7%         3%
               5                     6%         2%
               6                     5%         1%
               7                     0%         0%

MAXIMUM TRANSFER FEE
----------------------------------------------------------
        EACH TRANSFER AFTER 12(2)               $30.00





1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 53.



2: Currently, we charge $25 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing or transfers from the market value adjustment option at the end of a guarantee period, and do not count them toward the limit of 12 free transfers per year.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

                            ANNUAL ACCOUNT EXPENSES


MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE
  UPON FULL WITHDRAWAL(3)
--------------------------------------------------------------------------
                                                                $30.00
ANNUAL INSURANCE AND ADMINISTRATIVE EXPENSES
--------------------------------------------------------------------------
         AS A PERCENTAGE OF ACCOUNT VALUE IN
             VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Step-Up:        1.65%
         Additional Charge for Contract With Credit(4)            0.10%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(5) (for contracts sold on or after May 1, 2004)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE          0.50%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(5) (for all other contracts)
--------------------------------------------------------------------------
                                                                  0.45%
ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(6)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                        0.25%



3: Currently, we waive this fee if your contract value is greater than or equal to $75,000. If your contract value is less than $75,000, we currently charge the lesser of $30 or 2% of your contract value. This is a single fee that we assess
(a) annually or (b) upon full withdrawal made on a date other than a contract anniversary.


4: We impose this additional charge of 0.10% annually on the Contract With Credit, irrespective of which death benefit option you choose.


5: We impose this charge only if you choose the Guaranteed Minimum Income Benefit. This charge is equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts), of the average GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. The fee is withdrawn from each variable investment option in the same proportion as the contract value allocated to that variable investment option represents to the total contract value in all variable investment options. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Withdrawals reduce both the roll-up value and the 200% cap. When the GMIB roll-up is increasing at an effective annual interest rate of 5%, the reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and 200% cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.



6: We impose this charge only if you choose the Income Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The Income Appreciator Benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES


The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2003. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One 3 contract, and may vary from year to year.



                                                              Minimum   Maximum
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses         0.37%     2.56%


* Actual expenses for the mutual funds are lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements are 0.37% and 1.30%, respectively.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


ANNUAL MUTUAL FUND EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE DAILY NET ASSETS
                                                         INVESTMENT         OTHER
---------------------------------------------------------------------------------------------------------------------------------
                                                        ADVISORY FEES      EXPENSES      TOTAL EXPENSES(1)
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                 0.60%            0.04%              0.64%
         Prudential Equity Portfolio                        0.45%            0.04%              0.49%
         Prudential Global Portfolio                        0.75%            0.12%              0.87%
         Prudential Money Market Portfolio                  0.40%            0.04%              0.44%
         Prudential Stock Index Portfolio                   0.35%            0.02%              0.37%
         Prudential Value Portfolio                         0.40%            0.04%              0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(2,3)                                   0.85%            0.30%              1.15%
         SP AIM Aggressive Growth Portfolio(2)              0.95%            1.07%              2.02%
         SP AIM Core Equity Portfolio(2)                    0.85%            0.87%              1.72%
         SP Alliance Large Cap Growth Portfolio             0.90%            0.16%              1.06%
         SP Balanced Asset Allocation Portfolio(2,3)        0.77%            0.21%              0.98%
         SP Conservative Asset Allocation
           Portfolio(2,3)                                   0.72%            0.16%              0.88%
         SP Davis Value Portfolio                           0.75%            0.07%              0.82%
         SP Deutsche International Equity Portfolio(2)      0.90%            0.40%              1.30%
         SP Goldman Sachs Small Cap Value Portfolio
           (formerly SP Small/Mid-Cap Value Portfolio)      0.90%            0.14%              1.04%
         SP Growth Asset Allocation Portfolio(2,3)          0.81%            0.26%              1.07%
         SP Large Cap Value Portfolio(2)                    0.80%            0.31%              1.11%
         SP MFS Capital Opportunities Portfolio(2)          0.75%            1.27%              2.02%
         SP Mid Cap Growth Portfolio(2)                     0.80%            0.54%              1.34%
         SP PIMCO High Yield Portfolio                      0.60%            0.12%              0.72%
         SP PIMCO Total Return Portfolio                    0.60%            0.05%              0.65%
         SP Prudential U.S. Emerging Growth Portfolio       0.60%            0.20%              0.80%
         SP State Street Research Small Cap Growth
           Portfolio(2)
           (formerly SP INVESCO Small Company Growth
           Portfolio)                                       0.95%            0.83%              1.78%
         SP Strategic Partners Focused Growth
           Portfolio(2)                                     0.90%            0.75%              1.65%
         SP Technology Portfolio(2)
           (formerly SP Alliance Technology Portfolio)      1.15%            1.41%              2.56%
         SP William Blair International Growth
           Portfolio
           (formerly SP Jennison International Growth
           Portfolio)                                       0.85%            0.30%              1.15%



                                                            INVESTMENT         12B-1            OTHER               TOTAL
                                                           ADVISORY FEES        FEE            EXPENSES            EXPENSES
Janus Aspen Series(4)
---------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio -- Service Shares                    0.65%            0.25%            0.02%               0.92%



1. The Total Expenses do not reflect fee waivers, reimbursement of expenses, or expense offset arrangements for the fiscal year ended December 31, 2003.



2. The portfolios' total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These expense reimbursements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the expense reimbursements, the portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Aggressive Growth Asset
      Allocation Portfolio                          0.97%
    SP AIM Aggressive Growth Portfolio              1.07%
    SP AIM Core Equity Portfolio                    1.00%
    SP Balanced Asset Allocation
      Portfolio                                     0.87%
    SP Conservative Asset Allocation
      Portfolio                                     0.81%
    SP Deutsche International Equity
      Portfolio                                     1.10%
    SP Growth Asset Allocation
      Portfolio                                     0.92%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Large Cap Value Portfolio                    0.90%
    SP MFS Capital Opportunities
      Portfolio                                     1.00%
    SP Mid Cap Growth Portfolio                     1.00%
    SP State Street Research Small Cap
      Growth Portfolio                              1.15%
    SP Strategic Partners Focused
      Growth Portfolio                              1.01%
    SP Technology Portfolio                         1.30%



3. Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The Total Expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC. The 0.05% advisory fee is included in the amount of each investment advisory fee set forth in the table above.



4. Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit,

-  You choose the Step-Up Guaranteed Minimum Death Benefit,

- You choose the Guaranteed Minimum Income Benefit (for contracts sold on or after May 1, 2004),

-  You choose the Income Appreciator Benefit,

- You allocate all of your assets to the variable investment option having the maximum total operating expenses,

-  The investment has a 5% return each year,

-  The mutual fund's total operating expenses remain the same each year, and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 1b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY

EXAMPLE 2a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit,

- You do not choose a Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit or Income Appreciator Benefit,

- You allocate all of your assets to the variable investment option having the maximum total operating expenses,

-  The investment has a 5% return each year,

-  The mutual fund's total operating expenses remain the same each year, and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 3b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 4a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 4b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract Without Credit.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Note that withdrawal charges (which are reflected in Examples 1a, 2a, 3a and 4a) are assessed in connection with some annuity options, but not others.

The values shown in the 10 year column are the same for Example 1a and 1b, 2a and 2b, 3a and 3b, and 4a and 4b. This is because if 10 years have elapsed since your last purchase payment, we would no longer deduct withdrawal charges when you make a withdrawal.


The examples use an average contract maintenance charge, which we calculated based on our estimate of the total contract fees we expect to collect in 2004. Based on these estimates, the contract maintenance charge is included as an annual charge of 0.029% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.



A table of accumulation unit values appears in Appendix A to this prospectus.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION,
GUARANTEED MINIMUM INCOME BENEFIT, INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 1a:                         EXAMPLE 1b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $1,281   $2,338   $3,298   $5,269   $529    $1,586    $2,640    $5,269



CONTRACT WITH CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 2a:                         EXAMPLE 2b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $1,179   $2,045   $2,833   $4,451   $427    $1,293    $2,175    $4,451



CONTRACT WITHOUT CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION,
GUARANTEED MINIMUM INCOME BENEFIT, INCOME APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 3a:                             EXAMPLE 3b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,129    $1,947    $2,765    $4,992    $499    $1,497    $2,495    $4,992



CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------
    EXAMPLE 4a:                         EXAMPLE 4b:
    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
    -----------------------------------------------------------------------
     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
    $1,031   $1,665   $2,316   $4,197   $401    $1,215    $2,046    $4,197

PART II SECTIONS 1-9
--------------------------------------------------------------------------------

STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

        1:

WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE 3


        VARIABLE ANNUITY?
--------------------------------------------------------------------------------


THE STRATEGIC PARTNERS ANNUITY ONE 3 VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).


Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.)


   There are two basic versions of Strategic Partners Annuity One 3 variable annuity.


Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide a lower interest rate for the fixed interest rate options than the Contract Without Credit, and

-  does not offer the market value adjustment option.

   Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide a higher interest rate for the fixed interest rate options than the Contract With Credit, and

-  offers the market value adjustment option.

   Unless we state otherwise, when we use the word contract, it applies to both versions.


   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One 3 if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.



   Strategic Partners Annuity One 3 is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options, guaranteed fixed interest rate options and a market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund(s) associated with that variable investment option.



   Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"


If you change your mind about owning Strategic Partners Annuity One 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive a refund equal to your contract value (plus the amount of any fees or other charges) as of the date you surrendered your contract.


   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------


THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY OF THE VARIABLE INVESTMENT OPTIONS, FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.


The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risk that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain other important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

VARIABLE INVESTMENT OPTIONS

The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/subadviser for each portfolio appears next to the description.

   All the portfolios on the following chart, except for the Janus Aspen
Series -- Growth Portfolio are Prudential Series Fund portfolios. The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a "manager-of-managers" approach. The SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio invest in other Prudential Series Fund Portfolios, and are managed by PI.

   Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that manage some or all of a Prudential Series Fund portfolio are listed on the following chart.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   An affiliate of each of the funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the fund by Pruco Life of New Jersey under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide. With regard to its variable annuity contracts generally, Pruco Life of New Jersey receives fees that range from 0.05% to 0.40% annually for providing such services.


   As detailed in the Prudential Series Fund prospectus, although the Prudential Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Prudential Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JENNISON PORTFOLIO: seeks long-term growth of capital. The     Jennison Associates
                                   Portfolio invests primarily in equity securities of major,     LLC
                                   established corporations that the subadviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. Stocks are selected on a company-by-company basis using fundamental
                                   analysis. Normally 65% of the Portfolio's total assets are invested in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP CORE                    PRUDENTIAL EQUITY PORTFOLIO: seeks long-term growth of         GE Asset Management,
                                   capital. The Portfolio invests at least 80% of its             Incorporated;
                                   investable assets in common stocks of major established        Jennison Associates
                                   corporations as well as smaller companies that the             LLC; Salomon Brothers
                                   subadvisers believe offer attractive prospects of              Asset Management Inc.
                                   appreciation. The Portfolio may invest up to 30% of its
                                   total assets in foreign securities. The Portfolio may also invest 20% of its investable assets in short, intermediate or long-term debt obligations, convertible and
                                   nonconvertible preferred stock and other equity-related
                                   securities. Up to 5% of these investable assets may be rated below investment grade. Debt securities rated below
                                   investment grade are considered speculative and are
                                   sometimes referred to as "junk bonds."
-----------------------------------------------------------------------------------------------------------------------
 GLOBAL EQUITY                     PRUDENTIAL GLOBAL PORTFOLIO: seeks long-term growth of         Jennison Associates
                                   capital. The Portfolio invests primarily in common stocks      LLC
                                   (and their equivalents) of foreign and U.S. companies. When selecting stocks, the subadviser uses a growth approach
                                   which means that it looks for companies that have
                                   above-average growth prospects. Generally, the Portfolio
                                   invests in at least three countries, including the U.S., but may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S.
-----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET                      PRUDENTIAL MONEY MARKET PORTFOLIO: seeks maximum current       Prudential Investment
                                   income consistent with the stability of capital and the        Management, Inc.
                                   maintenance of liquidity. The Portfolio invests in
                                   high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by
                                   corporations and banks, both domestic and foreign. The
                                   Portfolio will invest only in instruments that mature in
                                   thirteen months or less, and which are denominated in U.S.
                                   dollars.
-----------------------------------------------------------------------------------------------------------------------
 MANAGED INDEX                     PRUDENTIAL STOCK INDEX PORTFOLIO: seeks investment results     Prudential Investment
                                   that generally correspond to the performance of                Management, Inc.
                                   publicly-traded common stocks. With the price and yield
                                   performance of the Standard & Poor's 500 Composite Stock
                                   Price Index (S&P 500) as the benchmark, the Portfolio
                                   normally invests at least 80% of investable assets in S&P
                                   500 stocks. The S&P 500 represents more than 70% of the
                                   total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the
                                   traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases
                                   stocks in proportion to their weighting in the S&P 500.
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WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   PRUDENTIAL VALUE PORTFOLIO: seeks capital appreciation. The    Jennison Associates
                                   Portfolio invests primarily in common stocks that the          LLC
                                   subadviser believes are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. There is a risk that "value" stocks can perform differently from the
                                   market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time.
                                   Normally at least 65% of the Portfolio's total assets is
                                   invested in the common stock and convertible securities of companies that the subadviser believes will provide
                                   investment returns above those of the S&P 500 or the New
                                   York Stock Exchange (NYSE) Composite Index. Most of the
                                   investments will be securities of large capitalization
                                   companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to
                                   30% of its total assets in foreign securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION                  SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO: seeks to      Prudential
                                   obtain the highest potential total return consistent with      Investments LLC
                                   the specified level of risk tolerance. The Portfolio seeks to achieve this investment objective by investing in several other Series Fund Portfolios ("Underlying Portfolios"),
                                   which currently consist of domestic equity Portfolios and
                                   international equity Portfolios. The domestic equity
                                   component is approximately 78% of the Portfolio and the
                                   international equity component is approximately 22% of the
                                   Portfolio.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP AIM AGGRESSIVE GROWTH PORTFOLIO: seeks long-term growth     A I M Capital
                                   of capital. The Portfolio invests primarily in the common      Management, Inc.
                                   stocks of companies whose earnings the subadviser expects to grow more than 15% per year. Growth stocks may involve a
                                   higher level of risk than value stocks, because growth
                                   stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, the subadviser invests in securities of small and medium
                                   sized growth companies, may invest up to 25% of the
                                   Portfolio's total assets in foreign securities and may
                                   invest up to 15% of the Portfolio's total assets in real
                                   estate investment trusts (REITs).
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP CORE                    SP AIM CORE EQUITY PORTFOLIO: seeks growth of capital. The     A I M Capital
                                   Portfolio normally invests at least 80% of investable assets   Management, Inc.
                                   in equity securities, including convertible securities of
                                   established companies that have long-term above-average
                                   growth in earnings and growth companies that the subadviser believes have the potential for above-average growth in
                                   earnings. The Portfolio may invest up to 20% of its total
                                   assets in foreign securities.
-----------------------------------------------------------------------------------------------------------------------

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP ALLIANCE LARGE CAP GROWTH PORTFOLIO: seeks growth of        Alliance Capital
                                   capital by pursuing aggressive investment policies. The        Management, L.P.
                                   Portfolio normally invests at least 80% of its investable
                                   assets in stocks of companies considered to have large
                                   capitalizations (i.e., similar to companies included in the
                                   S&P 500 Index). Unlike most equity funds, the Portfolio
                                   focuses on a relatively small number of intensively
                                   researched companies. The Portfolio usually invests in about
                                   40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the
                                   Portfolio's investable assets. Up to 15% of the Portfolio's total assets may be invested in foreign securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION                  SP BALANCED ASSET ALLOCATION PORTFOLIO: seeks to obtain the    Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide a
                                   balance between current income and growth of capital by
                                   investing in several other Series Fund Portfolios
                                   ("Underlying Portfolios"), which currently consist of fixed income Portfolios, domestic equity Portfolios, and
                                   international equity Portfolios. The fixed income component is approximately 37% of the Portfolio, the domestic equity component is approximately 49% of the Portfolio, and the
                                   international equity component is approximately 14% of the
                                   Portfolio.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION                  SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO: seeks to obtain    Prudential
                                   the highest potential total return consistent with the         Investments LLC
                                   specified level of risk tolerance. The Portfolio seeks to
                                   provide current income with low to moderate capital
                                   appreciation by investing in several other Series Fund
                                   Portfolios ("Underlying Portfolios"), which currently
                                   consist of fixed income Portfolios, domestic equity
                                   Portfolios, and international equity Portfolios. The fixed income component is approximately 57% of the Portfolio, the domestic equity component is approximately 33% of the
                                   Portfolio, and the international equity component is
                                   approximately 10% of the Portfolio.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP DAVIS VALUE PORTFOLIO: seeks growth of capital. The         Davis Advisors
                                   Portfolio invests primarily in common stocks of U.S.
                                   companies with market capitalizations of at least $5
                                   billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations. The
                                   subadviser selects common stocks of quality, overlooked
                                   growth companies at value prices and holds them for the
                                   long-term. It looks for companies with sustainable growth
                                   rates selling at modest price-earnings multiples that it
                                   hopes will expand as other investors recognize the company's true worth. There is a risk that "value" stocks can perform differently from the market as a whole and other types of
                                   stocks and can continue to be undervalued by the markets for long periods of time.
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO: seeks long-term    Deutsche Asset
                                   capital appreciation. The Portfolio invests primarily in the   Management Investment
                                   stocks of companies located in developed foreign countries     Services Limited
                                   that make up the MSCI EAFE Index, plus Canada. The Portfolio also may invest in emerging markets securities. The
                                   Portfolio normally invests at least 80% of its investable
                                   assets in the stocks and other securities with equity
                                   characteristics of companies in developed countries outside the U.S.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION                  SP GROWTH ASSET ALLOCATION PORTFOLIO: seeks to obtain the      Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide
                                   long-term growth of capital with consideration also given to current income by investing in several other Series Fund
                                   Portfolios ("Underlying Portfolios"), which currently
                                   consist of domestic equity Portfolios, fixed income
                                   Portfolios, and international equity Portfolios. The
                                   domestic equity component is approximately 64% of the
                                   Portfolio, the fixed income component is approximately 18%
                                   of the Portfolio, and the international equity component is approximately 18% of the Portfolio.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO (FORMERLY SP        Goldman Sachs Asset
                                   SMALL/MID CAP VALUE PORTFOLIO): seeks long-term capital        Management, L.P.
                                   growth. The Portfolio normally invests at least 80% of
                                   investable assets in small capitalization companies that are generally believed to be undervalued in the marketplace. The
                                   80% requirement applies at the time the Portfolio invests
                                   its assets. The Portfolio generally defines small
                                   capitalization stocks as stocks of companies with a
                                   capitalization of $4 billion or less.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP LARGE CAP VALUE PORTFOLIO: seeks long-term growth of        Hotchkis and Wiley
                                   capital. The Portfolio normally invests at least 80% of        Capital Management
                                   investable assets in common stocks and securities              LLC; J.P. Morgan
                                   convertible into common stock of companies that are believed   Investment Management
                                   to be undervalued and have an above-average potential to       Inc.
                                   increase in price, given the company's sales, earnings, book value, cash flow and recent performance. The Portfolio seeks to achieve its objective through investments primarily in
                                   equity securities of large capitalization companies. The
                                   Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase).
-----------------------------------------------------------------------------------------------------------------------

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP CORE                    SP MFS CAPITAL OPPORTUNITIES PORTFOLIO: seeks capital          Massachusetts
                                   appreciation. The Portfolio normally invests at least 65% of   Financial Services
                                   net assets in common stocks and related securities, such as    Company (MFS)
                                   preferred stocks, convertible securities and depositary
                                   receipts for those securities. The Portfolio focuses on
                                   companies that the subadviser believes have favorable growth prospects and attractive valuations based on current and
                                   expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or
                                   traded in the over-the-counter markets. The subadviser uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are
                                   selected based upon fundamental analysis (such as an
                                   analysis of earnings, cash flows, competitive position and management's abilities). The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP MID CAP GROWTH PORTFOLIO: seeks long-term growth of         Calamos Asset
                                   capital. The Portfolio normally invests at least 80% of        Management, Inc.
                                   investable assets in common stocks and related securities, such as preferred stocks, convertible securities and
                                   depositary receipts for those securities. These securities typically are of medium market capitalizations, which the
                                   subadviser believes have above-average growth potential.
                                   Medium market capitalization companies are defined by the
                                   Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the
                                   Russell Midcap(TM) Growth Index range at the time of the
                                   Portfolio's investment. The Portfolio's investments may
                                   include securities listed on a securities exchange or traded in the over-the-counter markets. The subadviser uses a
                                   bottom-up and top-down analysis in managing the Portfolio.
                                   This means that securities are selected based upon
                                   fundamental analysis, as well as a top-down approach to
                                   diversification by industry and company, and by paying
                                   attention to macro-level investment themes. The Portfolio
                                   may invest in foreign securities (including emerging markets securities).
-----------------------------------------------------------------------------------------------------------------------
 HIGH YIELD BOND                   SP PIMCO HIGH YIELD PORTFOLIO: seeks maximum total return,     Pacific Investment
                                   consistent with preservation of capital and prudent            Management Company
                                   investment management. The Portfolio normally invests at       LLC (PIMCO)
                                   least 80% of investable assets in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody's Investor Service, Inc.
                                   (Moody's) or Standard & Poor's Ratings Group (S&P), or, if
                                   unrated, determined by the subadviser to be of comparable
                                   quality. The remainder of the Portfolio's assets may be
                                   invested in investment grade fixed income instruments. The duration of the Portfolio normally varies within a two to
                                   six year time frame based on the subadviser's forecast for interest rates. The Portfolio may invest without limit in
                                   U.S. dollar-denominated securities of foreign issuers. The
                                   Portfolio may invest up to 15% of its assets in
                                   euro-denominated securities.
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 BOND                              SP PIMCO TOTAL RETURN PORTFOLIO: seeks maximum total return,   Pacific Investment
                                   consistent with preservation of capital and prudent            Management Company
                                   investment management. The Portfolio invests primarily in      LLC (PIMCO)
                                   investment grade debt securities. The Portfolio normally
                                   invests at least 65% of its assets in a diversified
                                   portfolio of fixed income instruments of varying maturities.
                                   It may also invest up to 10% of its assets in high
                                   yield/high risk securities (also known as "junk bonds")
                                   rated B or higher by Moody's or S&P or, if unrated,
                                   determined by the subadviser to be of comparable quality.
                                   The portfolio duration of this Portfolio normally varies
                                   within a three to six year time frame based on the
                                   subadviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO: seeks            Jennison Associates
                                   long-term capital appreciation. The Portfolio normally         LLC
                                   invests at least 80% of investable assets in equity
                                   securities of small and medium sized U.S. companies that the subadviser believes have the potential for above-average
                                   growth. The Portfolio considers small and medium-sized
                                   companies to be those with market capitalizations that are less than the largest capitalization of the Standard and
                                   Poor's Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8
                                   billion. The Portfolio can invest up to 20% of investable
                                   assets in equity securities of companies with larger or
                                   smaller market capitalizations than previously noted. The
                                   Portfolio can invest up to 35% of total assets in foreign
                                   securities. The Portfolio also may use derivatives for
                                   hedging or to improve the Portfolio's returns.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO            State Street Research
                                   (FORMERLY SP INVESCO SMALL COMPANY GROWTH PORTFOLIO): seeks    and Management
                                   long-term capital growth. The Portfolio normally invests at    Company
                                   least 80% of investable assets in common stocks of small-
                                   capitalization companies -- those which are included in the
                                   Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase. Investments in
                                   small, developing companies carry greater risk than
                                   investments in larger, more established companies.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO: seeks          Alliance Capital
                                   long-term growth of capital. The Portfolio normally invests    Management, L.P.;
                                   at least 65% of total assets in equity-related securities of   Jennison Associates
                                   U.S. companies that the subadvisers believe to have strong     LLC
                                   capital appreciation potential. The Portfolio's strategy is to combine the efforts of two subadvisers and to invest in the favorite stock selection ideas of three portfolio
                                   managers (two of whom invest as a team). Each subadviser to the Portfolio utilizes a growth style to select
                                   approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest
                                   confidence and may invest more than 5% of the Portfolio's
                                   assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its
                                   assets in a small number of issuers. Investing in a
                                   nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves
                                   greater risk than investing in a diversified portfolio
                                   because a loss resulting from the decline in the value of
                                   one security may represent a greater portion of the total
                                   assets of a nondiversified portfolio.
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 SECTOR                            SP TECHNOLOGY PORTFOLIO (FORMERLY SP ALLIANCE TECHNOLOGY       The Dreyfus
                                   PORTFOLIO): seeks growth of capital. The Portfolio normally    Corporation
                                   invests at least 80% of investable assets in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio also may invest up to 25% of its total assets in foreign
                                   securities. The Portfolio's investments in stocks may
                                   include common stocks, preferred stocks and convertible
                                   securities, including those purchased in initial public
                                   offerings (IPOs). Technology stocks, especially those of
                                   smaller, less-seasoned companies, tend to be more volatile than the overall stock market.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (FORMERLY SP   William Blair &
                                   JENNISON INTERNATIONAL GROWTH PORTFOLIO): seeks long-term      Company, LLC
                                   growth of capital. The Portfolio invests primarily in
                                   equity-related securities of foreign issuers that the
                                   subadviser thinks will increase in value over a period of
                                   years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal
                                   circumstances, the Portfolio invests at least 65% of its
                                   total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies and that have above average growth in earnings and cash flow, improving
                                   profitability, strong balance sheets, management strength
                                   and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JANUS ASPEN SERIES: GROWTH PORTFOLIO -- SERVICE SHARES:        Janus Capital
                                   seeks long-term growth of capital in a manner consistent       Management LLC
                                   with the preservation of capital. The Portfolio invests
                                   primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser
                                   degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies.
                                   The Portfolio invests primarily in common stocks selected
                                   for their growth potential. Although the Portfolio can
                                   invest in companies of any size, it generally invests in
                                   larger, more established companies. Janus Capital generally takes a "bottom up" approach to selecting companies. This
                                   means that it seeks to identify individual companies with
                                   earnings growth potential that may not be recognized by the market at large. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net
                                   assets.
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option (DCA Fixed Rate Option).


   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will not be less than 1.5% for the one-year fixed interest rate option, or 3% for the dollar cost averaging fixed rate option. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.


   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION


You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option. Transfers to the one-year fixed interest rate option will remain in the general account.



   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transferred to the selected variable investment option, or to the one-year fixed interest rate option in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)



   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.


   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the

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monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION


Under the market value adjustment option, we may offer one or more of several guarantee periods provided that the interest rate we are able to declare will be no less than 3% interest annually with respect to any guarantee period. This option is only available in the Contract Without Credit. The market value adjustment option is registered separately from the variable investment options, and the amount of market value adjustment option securities registered is stated in that registration statement.


   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

   You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000 if you choose this option.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) transfer of the value in the guarantee period, (e) payment of a death benefit, or (f) the date the amount is withdrawn.

   During the 30-day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

(a) withdraw or transfer the value of the guarantee period,

(b) allocate the value to another available guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.


If we do not receive instructions from you concerning the disposition of the contract value in your maturing guarantee period, we will reinvest the amount in the Prudential Money Market Portfolio investment option.


   During the 30-day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses experienced by these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

MARKET VALUE ADJUSTMENT

When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to

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support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer outside the 30-day period discussed above involves our attributing to you a portion of our investment experience on these bonds and other instruments.

   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. Conversely, if interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize within the 30-day period discussed above.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN YOUR GUARANTEE PERIOD UNDER YOUR CONTRACT DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS


Subject to certain restrictions, you can transfer money among the variable investment options and the one-year fixed interest rate option. The minimum transfer amount is the lesser of $250 or the amount in the investment option from which the transfer is to be made. In addition, you can transfer your contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, into a variable investment option, or into a one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make outside the 30-day period discussed above. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.


   In general, you may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following unauthorized telephone or electronic instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received. Our business day generally closes at 4:00 p.m. Eastern time. Transfer requests received after 4:00 p.m. Eastern time will take effect at the end of the next business day.

   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.


   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST RATE OPTION, OTHER THAN THE DCA FIXED RATE OPTION, ONLY

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DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA FIXED RATE OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.



   During the contract accumulation phase, you can make up to 12 transfers each contract year, among the investment options, without charge. Currently we charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)


ADDITIONAL TRANSFER RESTRICTIONS


We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count transfers that involve one of our systematic programs, such as asset allocation and automated withdrawals.



   Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.


   In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:


- With respect to each variable investment option (other than the Prudential Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you

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  make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.



- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.


- If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.


- We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.



   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.


DOLLAR COST AVERAGING


The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option into any other variable investment option or the one-year fixed interest rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in declining markets.


   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate subsequent purchase payments to be transferred under this option at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.


   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase and is offered without charge.


ASSET ALLOCATION PROGRAM

We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your

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representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

   Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.


   Any transfers you make because of auto-rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.


VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION


We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

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        INCOME PHASE? (ANNUITIZATION)
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PAYMENT PROVISIONS

We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary coinciding with or next following the annuitant's 90th birthday or the tenth contract anniversary.

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.


   The Strategic Partners Annuity One 3 variable annuity contract offers an optional Guaranteed Minimum Income Benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.


PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT


We make the income plans described below available at any time before the annuity date. These plans are called "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.


OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION


Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.



   If an annuity option is not selected by the annuity date, this is the option we will automatically select for you.


OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.


TAX CONSIDERATIONS



If your contract is held under a tax-favored plan, as discussed on page 62, you should consider the minimum distribution requirements mentioned on page 64 when selecting your annuity option.



   If a contract is held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as

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your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit (GMIB), is an optional feature that guarantees that once the income period begins, your income payments will be no less than the GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the Guaranteed Minimum Income Benefit, you must elect it when you make your initial purchase payment. Once elected, the Guaranteed Minimum Income Benefit cannot be revoked.

   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since the last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments and reduced proportionally by withdrawals.

   The Guaranteed Minimum Income Benefit is subject to certain restrictions described below.

- The annuitant must be 75 or younger in order for you to elect the Guaranteed Minimum Income Benefit.

- If you choose the Guaranteed Minimum Income Benefit, we will impose an annual charge equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts) of the average GMIB protected value described below.

- Under the contract terms governing the GMIB, we can require GMIB participants to invest only in designated underlying mutual funds or can require GMIB participants to invest according to an asset allocation model.

- TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7 YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

   Once the waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary (or in the case of a reset, the anniversary of the most recent reset), during which you may begin the income phase with the Guaranteed Minimum Income Benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset), increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment (for a reset, two times the sum of (1) the contract value at the time of the reset, and (2) any invested purchase payments made subsequent to the reset).

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

- the contract anniversary coinciding with or next following the annuitant's 80th birthday,

-  the 7th contract anniversary, or

-  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced proportionally by withdrawals.

EFFECT OF WITHDRAWALS.

In any contract year when the GMIB protected value is increasing at the rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). The GMIB roll-up cap is also reduced by

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withdrawals in the same manner. Any withdrawals made after the dollar-for-dollar limit has been reached will proportionally reduce the GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of any available dollar-for-dollar amount. The resulting percentage is multiplied by both the GMIB protected value and GMIB roll-up cap after subtracting from each the amount of the withdrawal that does not exceed 5%. In each contract year during which the GMIB protected value has stopped increasing at the 5% rate, withdrawals will reduce the GMIB protected value proportionally.


   The following examples of dollar-for-dollar and proportional reductions assume: 1.) the contract date and the effective date of the GMIB are May 1, 2004; 2.) an initial purchase payment of $250,000; 3.) an initial GMIB protected value of $250,000; 4.) an initial 200% cap of $500,000; and 5.) an initial dollar-for-dollar limit of $12,500 (5% of $250,000):

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

A $10,000 withdrawal is taken on June 1, 2004 (in the first contract year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the GMIB protected value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

- The GMIB protected value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $500,000 to $490,000).

- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first contract year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

A second $10,000 withdrawal is taken on July 1, 2004 (still within the first contract year). Immediately before the withdrawal, the contract value is $220,000 and the GMIB protected value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

- The GMIB protected value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64).

- The result is then further reduced by the ratio of A to B, where:

  - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

  - B is the contract value less the Remaining Limit ($220,000 - $2,500, or $217,500). The resulting GMIB protected value is: $239,506.64 X (1 - ($7,500/$217,500)), or $231,247.79.

  - The GMIB 200% cap is first reduced by the Remaining Limit, (from $490,000 to $487,500).

  - The GMIB 200% cap is then further reduced by the ratio of A to B above ($487,500 x (1-($7,500/$217,500)), or $470,689.66.

- The Remaining Limit is set to zero (0) for the balance of the first contract year.

EXAMPLE 3. DOLLAR-FOR-DOLLAR LIMIT IN SECOND CONTRACT YEAR

A $10,000 withdrawal is made on the first anniversary of the contract date, May 1, 2005 (second contract year). Prior to the withdrawal, the GMIB protected value is $240,838.37. The dollar-for-dollar limit is equal to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

- The GMIB protected value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).

- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $470,689.66 to $460,689.66).

- The Remaining Limit for the balance of the second contract year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

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GMIB RESET FEATURE

You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If you reset, you must wait a new 7-year period from the most recent reset to exercise the Guaranteed Minimum Income Benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (specified in your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.

PAYOUT AMOUNT

The Guaranteed Minimum Income Benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes that we are required to pay, the payout amount will equal the greater of:

1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or

2) the adjusted contract value--that is, the value of the contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS


We currently offer two Guaranteed Minimum Income Benefit annuity payout options. Each option involves payment for at least a period certain of ten years. In calculating the amount of the payments under the GMIB we apply certain assumed interest rates, equal to 2% annually for a waiting period of 7-9 years, and 2.5% annually for waiting periods of 10 years or longer for contracts sold on or after May 1, 2004 (and 2.5% annually for a waiting period of 7-9 years, 3% annually for a waiting period of 10-14 years, and 3.5% annually for waiting periods of 15 years or longer for all other contracts).


GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the Guaranteed Minimum Income Benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout

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options described above no later than 30 days after the later of the contract anniversary coinciding with or next following the annuitant's attainment of age 90 or the 10th contract anniversary.


   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event that your contract value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing non-GMIB annuity payout options. Therefore, you may generate higher income payments if you were to annuitize a lower contract value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher GMIB protected value than your contract value but at the annuity purchase rates guaranteed under the GMIB.


TERMINATING THE GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit cannot be terminated by the owner once elected. The GMIB automatically terminates as of the date the contract is fully surrendered, on the date the death benefit is payable to your beneficiary (unless your surviving spouse elects to continue the contract), or on the date that your contract value is transferred to begin making annuity payments. The GMIB may also be terminated if you designate a new annuitant who would not be eligible to elect the GMIB based on his or her age at the time of the change.

   Upon termination of the GMIB, we will deduct the charge from your contract value for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year).

INCOME APPRECIATOR BENEFIT


The Income Appreciator Benefit (IAB) is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. IAB may be suitable for you in other circumstances as well, which you can discuss with your registered representative. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Income Appreciator Benefit.


   If you want the Income Appreciator Benefit, you generally must elect it when you make your initial purchase payment. Once you elect the Income Appreciator Benefit, you may not later revoke it.

- The annuitant must be 75 or younger in order for you to elect the Income Appreciator Benefit.


- If you choose the Income Appreciator Benefit, we will impose an annual charge equal to 0.25% of your contract value. See "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract?" on page 52.


ACTIVATION OF THE INCOME APPRECIATOR BENEFIT

YOU CAN ACTIVATE THE INCOME APPRECIATOR BENEFIT AT ANY TIME AFTER IT HAS BEEN IN FORCE FOR SEVEN YEARS. To activate the Income Appreciator Benefit, you must send us a written request in good order.

   Once activated, you can receive the Income Appreciator Benefit:

-  (IAB OPTION 1) at annuitization when determining an annuity payment;

- (IAB OPTION 2) during the accumulation phase through the IAB automatic withdrawal payment program; or

- (IAB OPTION 3) during the accumulation phase as an Income Appreciator Benefit credit to your contract over a 10-year period.


   More information about IAB Option 1 appears below. For information about IAB Options 2 and 3, See "How Can I Access My Money?" on page 56.

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   Income Appreciator Benefit payments are treated as earnings and may be subject to tax upon withdrawal. See "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?" on page 59.


   IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOSE ALL OR PART OF THE IAB.

CALCULATION OF INCOME APPRECIATOR BENEFIT AMOUNT

We will calculate the Income Appreciator Benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable Income Appreciator Benefit percentage based on the number of years the Income Appreciator Benefit has been in force. For purposes of calculating the Income Appreciator Benefit:

- earnings are calculated as the difference between the contract value and the sum of all purchase payments;


- earnings do not include (1) any amount added to the contract value as a result of the Spousal Continuance Benefit (explained on page 48), or (2) if we were to permit you to elect the Income Appreciator Benefit after the contract date, any earnings accrued under the contract prior to that election;


- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;

- the table below shows the Income Appreciator Benefit percentages corresponding to the number of years the Income Appreciator Benefit has been in force.

   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%

IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION

Under this option, if you choose to activate the Income Appreciator Benefit at annuitization, we will calculate the Income Appreciator Benefit amount on the annuity date and add it to the adjusted contract value for purposes of determining the amount available for annuitization. You may apply this amount to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

   UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT

If you exercise the Guaranteed Minimum Income Benefit feature and an Income Appreciator Benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:

1. the adjusted contract value plus the remaining Income Appreciator Benefit amount, calculated at current IAB annuitization rates; or

2. the GMIB protected value plus the remaining Income Appreciator Benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.

   If you exercise the Guaranteed Minimum Income Benefit feature and activate the Income Appreciator Benefit at the same time, you must choose among the Guaranteed Minimum Income Benefit annuity payout options available at the time.

TERMINATING THE INCOME APPRECIATOR BENEFIT

The Income Appreciator Benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract;

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- the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit;

- the date the Income Appreciator Benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;

-  the date of annuitization; or

-  the date the contract terminates.

HOW WE DETERMINE ANNUITY PAYMENTS


Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 2% to 2.5% for contracts sold on or after May 1, 2004 (and 2.5% to 3.5% for all other contracts). For non-GMIB annuity options, the guaranteed minimum rate is 3%. The GMIB guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted contract value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.


   Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

FIXED PERIOD ANNUITIES

Currently, we offer fixed period annuities only under the Income Appreciator Benefit and non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted contract value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

LIFE ANNUITIES

There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:

- The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.

GUARANTEED AND GMIB ANNUITY PAYMENTS


- Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these developments. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:



1) First, for all annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent birthday and reduce that age by either
   (a) four years, for life annuities under the GMIB sold in contracts on or after May 1, 2004 or (b) two years, with respect to guaranteed payments under life annuities not involving GMIB, as well as GMIB payments under contracts not described in (a) immediately above. For the reasons explained above in this section, the four year age reduction causes a greater reduction in the amount of the annuity payments than does the two-year age reduction.

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2) Second, for life annuities under both versions of GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.

CURRENT ANNUITY PAYMENTS


Immediately above, we have referenced how we determine annuity payments based on "guaranteed" annuity purchase rates. By "guaranteed" annuity purchase rates, we mean the minimum annuity purchase rates that are set forth in your annuity contract and thus contractually guaranteed by us. "Current" annuity purchase rates, in contrast, refer to the annuity purchase rates that we are applying to contracts that are entering the annuity phase at a given point in time. These current annuity purchase rates vary from period to period, depending on changes in interest rates and other factors. We do not guarantee any particular level of current annuity purchase rates. When calculating current annuity purchase rates, we use the actual age of the annuitant (or co-annuitant), rather than any reduced age.

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        4:

WHAT IS THE

        DEATH BENEFIT?
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THE DEATH BENEFIT FEATURE PROTECTS THE CONTRACT VALUE FOR THE BENEFICIARY.

BENEFICIARY


The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form, provided we receive the form in good order. Unless an irrevocable beneficiary has been named, during the accumulation period, you can change the beneficiary at any time before the owner dies. However, if the contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary.


CALCULATION OF THE DEATH BENEFIT


If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there is a sole owner and there is only one beneficiary who is the owner's spouse on the date of death, then the surviving spouse may continue the contract under the Spousal Continuance Benefit. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary on the date of death, then, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page 48.



   Upon receiving appropriate proof of death, the beneficiary will receive the greater of the following:



1) The current contract value (as of the time we receive proof of death in good order). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.



2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen the Guaranteed Minimum Death Benefit (GMDB), the GMDB protected value.


GUARANTEED MINIMUM DEATH BENEFIT


The Guaranteed Minimum Death Benefit provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. If you elect the GMDB feature, you must elect a GMDB protected value option.



   The GMDB protected value option equals the GMDB step-up. The GMDB protected value is calculated daily.



GMDB STEP-UP



IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.


   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However, we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The

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new protected value is $60,000, or 75% of what it was before the withdrawal.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter, we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:


- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met, then the contract can continue, and the spouse will become the new owner of the contract; or


- The spouse can receive the death benefit. A surviving spouse who is eligible for the Spousal Continuance Benefit must choose between that benefit and receiving the death benefit during the first 60 days following our receipt of proof of death.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPECIAL RULES IF JOINT OWNERS


If the contract has an owner and a joint owner and they are spouses at the time that one dies, the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" page 48. If the contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.


PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.


      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the Guaranteed Minimum Income Benefit (with respect to the version of GMIB sold on or after May 1, 2004, we impose no GMIB charge after death) and Income Appreciator Benefit.



   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the owner.



   If the owner and joint owner are not spouses, any portion of the death benefit not applied under Choice 3 within one year of the date of death of the first to die

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must be distributed within five years of the survivor's date of death.



   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?" on page 59.


SPOUSAL CONTINUANCE BENEFIT


This benefit is available if, on the date we receive proof of the owner's death in good order, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the owner's death, nor can the surviving spouse be older than 95 on the date of the owner's death. Assuming the above conditions are present, the surviving spouse can elect the Spousal Continuance Benefit, but must do so no later than 60 days after furnishing proof of the owner's death in good order.


   Upon activation of the Spousal Continuance Benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment. We will waive the $1,000 minimum requirement for the market value adjustment option.

   Under the Spousal Continuance Benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the Spousal Continuance Benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the Spousal Continuance Benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals).

   IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding discussion in this section.


   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the Guaranteed Minimum Death Benefit provisions of the contract. The contract may not be continued upon the death of a spouse who had assumed ownership of the contract through the exercise of the Spousal Continuance Benefit.


   IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the Guaranteed Minimum Income Benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the Guaranteed Mini-

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mum Income Benefit, we will revoke the Guaranteed Minimum Income Benefit under the contract at that time and we will no longer charge for that benefit.

   IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the Income Appreciator Benefit will end unless the contract is continued by the owner's surviving spouse under the Spousal Continuance Benefit. If the contract is continued by the surviving spouse, we will continue to pay the balance of any Income Appreciator Benefit payments until the earliest to occur of the following: (a) the date on which 10 years' worth of IAB automatic withdrawal payments or IAB credits, as applicable, have been paid, (b) the latest date on which annuity payments would have had to have commenced had the owner not died (i.e., the later of the contract anniversary next following the annuitant's 90th birthday or the 10th contract anniversary), or (c) the later of the 10th contract anniversary or the contract anniversary next following the surviving spouse's 90th birthday (or the annuitant's 90th birthday if other than the surviving spouse).

   If the Income Appreciator Benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the Income Appreciator Benefit waiting period to be satisfied, would preclude the surviving spouse from utilizing the Income Appreciator Benefit, we will revoke the Income Appreciator Benefit under the contract at that time and we will no longer charge for that benefit. If the Income Appreciator Benefit has been in force for 7 contract years or more, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the Income Appreciator Benefit is activated after the contract is continued by the surviving spouse, the Income Appreciator Benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

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        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS


        ANNUITY ONE 3 CONTRACT?

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PURCHASE PAYMENTS


The initial purchase payment is the amount of money you give us to purchase the contract. The minimum initial purchase payment is $10,000, and may not exceed $1,000,000 absent our prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.



   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of:


-  the owner,


-  the joint owner,



-  the annuitant, or



-  the co-annuitant.



   Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million absent our prior approval.


ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options, or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.



   When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. Allocations to the DCA Fixed Rate Option must be no less than $2,000 and, allocations to the market value adjustment option must be no less than $1,000.


   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.


   We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Subsequent purchase payments received in good order after 4:00 p.m., Eastern time will be credited on the following business day.


CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options or the market value adjustment option in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the Contract With Credit, if the owner returns the contract during the free look period, we will

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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

recapture the bonus credits. If we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.


   When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to a variable investment option by the unit price of the accumulation unit for that variable investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.



   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC


                    PARTNERS ANNUITY ONE 3 CONTRACT?

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THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.

INSURANCE AND ADMINISTRATIVE CHARGE


Each day, we make a deduction for the insurance and administrative charge. This charge covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a Guaranteed Minimum Death Benefit option, the insurance and administrative charge also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The Guaranteed Minimum Death Benefit risk portion of the charge, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.


   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit option that you choose. The charge is equal to:


   -  1.4% on an annual basis if you choose the base death benefit, and


   - 1.65% on an annual basis if you choose the step-up Guaranteed Minimum Death Benefit option.


   We impose an additional insurance and administrative charge of 0.10% annually (of account value attributable to the variable investment options) for the Contract With Credit.


   If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance risk charge for your contract cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

will also use any profits from this charge to recoup our costs of providing the credit.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment being withdrawn was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

   The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE    CONTRACT WITH     CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CREDIT WITHDRAWAL   CREDIT WITHDRAWAL
        PAYMENT               CHARGE              CHARGE
-----------------------  -----------------   -----------------
          0                      8%                  7%
          1                      8%                  6%
          2                      8%                  5%
          3                      8%                  4%
          4                      7%                  3%
          5                      6%                  2%
          6                      5%                  1%
          7                      0%                  0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge, and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making deductions for charges.


   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the "charge-free" amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.


   When you make a withdrawal, we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.


   If a withdrawal or transfer is taken from a market value adjustment guarantee period, prior to the expiration of the rate guarantee period we will make a market value adjustment to the withdrawal amount. We will then apply a withdrawal charge to the adjusted amount.


   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

MINIMUM DISTRIBUTION REQUIREMENTS


If a withdrawal is taken from a tax qualified contract under the minimum distribution option in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What Are The Tax Considerations Associated With The Strategic Partners Annuity One 3 Contract?" on page 59.


CONTRACT MAINTENANCE CHARGE


On each contract anniversary during the accumulation phase, if your contract value is less than $75,000, we will deduct the lesser of $30 or 2% of your contract

        6:


WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC


         PARTNERS ANNUITY ONE 3 CONTRACT? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


value, for administrative expenses. We may raise the level of the contract value at which we waive this fee. The charge will be deducted proportionately from each of the contract's investment options. This same charge will also be deducted when you surrender your contract if your contract value is less than $75,000.



GUARANTEED MINIMUM INCOME BENEFIT CHARGE



We will impose an additional charge if you choose the Guaranteed Minimum Income Benefit. FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2004, we will deduct a charge equal to 0.50% per year of the average GMIB protected value for the period the charge applies. FOR ALL OTHER CONTRACTS, this is an annual charge equal to 0.45% of the average GMIB protected value for the period the charge applies. We deduct the charge from your contract value on each of the following events:


-  each contract anniversary,

-  when you begin the income phase of the contract,

-  upon a full withdrawal, and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable Guaranteed Minimum Income Benefit charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.


   Because the charge is calculated based on the average GMIB protected value, it does not increase or decrease based on changes to the annuity's contract value due to market performance. If the GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge.


   The charge is deducted annually in arrears each contract year on the contract anniversary. We deduct the amount of the charge pro-rata from the contract value allocated to the variable investment options. If you surrender your contract, begin receiving annuity payments under the GMIB or any other annuity payout option we make available during a contract year, or the GMIB terminates, we will deduct the charge for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year). Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable Guaranteed Minimum Income Benefit charge, we will deduct the charge from the amount we pay you.
   THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We will not impose the Guaranteed Minimum Income Benefit charge after the income phase begins.

INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Income Appreciator Benefit. This is an annual charge equal to 0.25% of your contract value. The Income Appreciator Benefit charge is calculated:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or the first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Although the Income Appreciator Benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

   The Income Appreciator Benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment option. Upon a full withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge, the charge is deducted from the amount paid. The payment of the Income Appreciator Benefit charge will be deemed to be made from earnings for purposes of calculating other charges. THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We do not assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization. However, we do assess the IAB charge during the 10-year payment period contemplated by IAB Options 2 and 3. Moreover, you should realize that amounts credited to your contract value under IAB Option 3 increase the contract value, and because the IAB fee is a percentage of your contract value, the IAB fee may increase as a consequence of those additions.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal and premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a charge against the value of the contract to pay some or all of these taxes. New York does not currently charge premium taxes on annuities. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

UNDERLYING MUTUAL FUND FEES


When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2003, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
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YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.


   Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be taken proportionately from all of the investment options you have selected. The minimum contract value that must remain in order to keep your contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below this minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.


   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS


We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is generally $100.


   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE


The Income Appreciator Benefit (IAB) is discussed on page 42. As mentioned there, you may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income Appreciator Benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

order. Under IAB Options 2 and 3, you can choose to have the Income Appreciator Benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.

   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

Under this option, you elect to receive the Income Appreciator Benefit during the accumulation phase. When you activate the benefit, a 10-year Income Appreciator Benefit automatic withdrawal payment program begins. We will pay you the Income Appreciator Benefit amount in equal installments over a 10 year payment period. You may combine this Income Appreciator Benefit amount with an automated withdrawal amount from your contract value, in which case each combined payment must be at least $100.

   The maximum automated withdrawal payment amount that you may receive from your contract value under this Income Appreciator Benefit program in any contract year during the 10-year period may not exceed 10% of the contract value as of the date you activate the Income Appreciator Benefit.

   Once we calculate the Income Appreciator Benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not to amounts attributable to the Income Appreciator Benefit.

   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the Income Appreciator Benefit amount for the remainder of the 10-year payment period.

DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2


You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining Income Appreciator Benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any Income Appreciator Benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable investment options, fixed interest rate options, or the market value adjustment option in the same proportions as your most recent purchase payment allocation percentages.


   You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the Income Appreciator Benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE


Under this option, you can activate the Income Appreciator Benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these Income Appreciator Benefit credits to the variable investment options, the fixed interest rate options, or the market value adjustment option in the same manner as your current allocation, unless you

        7:

HOW CAN I ACCESS MY MONEY? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

direct us otherwise. We will waive the $1,000 minimum requirement for the market value adjustment option. We will calculate the Income Appreciator Benefit amount on the date we receive your written request in good order. Once we have calculated the Income Appreciator Benefit, the Income Appreciator Benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.

   Before we add the last Income Appreciator Benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the Income Appreciator Benefit as payments to you (instead of credits to the contract value) under the Income Appreciator Benefit program for the remainder of the 10-year payment period.

   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

EXCESS WITHDRAWALS

   During the 10 year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your contract value in a contract year that exceeds the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn.

   We will deduct the excess withdrawal on a proportional basis from the remaining Income Appreciator Benefit amount. We will then calculate and apply a new reduced Income Appreciator Benefit amount.

   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn do not reduce the remaining Income Appreciator Benefit amount. Additionally, if the amount withdrawn in any year is less than the excess withdrawal threshold, the difference between the amount withdrawn and the threshold can be carried over to subsequent years on a cumulative basis and withdrawn without causing a reduction to the Income Appreciator Benefit amount.

EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT

We will not make Income Appreciator Benefit payments after the date you make a total withdrawal of the contract surrender value.

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The SEC, by order, permits suspension or postponement of payments for the protection of owners.


   We expect to pay the amount of any withdrawal or process any transfer made from the fixed interest rate options promptly upon request.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC


                    PARTNERS ANNUITY ONE 3 CONTRACT?

--------------------------------------------------------------------------------


The tax considerations associated with the Strategic Partners Annuity One 3 contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust, acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.



   This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.


CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.


   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract such as the Guaranteed Minimum Death Benefit, should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.



   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.


TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.


   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. Also, if you elect any interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.

        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC


         PARTNERS ANNUITY ONE 3 CONTRACT CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;


- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.); or


- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See "Federal Tax Status" in the Statement of Additional Information.)

   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of gains in the contract as well as the 10% tax penalty of pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES


The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.



   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.



   Tax consequences to the beneficiary vary among the death benefit payment options.



-  Choice 1:  The beneficiary is taxed on earnings in the contract.



- Choice 2: The beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).



- Choice 3: The beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).


REPORTING AND WITHHOLDING ON DISTRIBUTIONS


Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.



   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section below for a discussion regarding withholding rules for tax favored plans (for example, an IRA).


   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION


   Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.



   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this prospectus. We will take any action, including modifications to your contract or the investment options, required to comply with such guidelines if promulgated.



   Please refer to the Statement of Additional Information for further information on these diversification and investor control issues.


   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be

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distributed at least as rapidly as under the method of distribution being used as of the date of death.


   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.



   If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.


   Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.


- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.



CONTRACTS HELD BY TAX-FAVORED PLANS


The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 71 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater), less any applicable federal and state income tax withholding.



   CONTRIBUTIONS LIMITS/ROLLOVERS. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2004 the limit is $3,000; increasing in 2005 to 2007 to $4,000; and for 2008 to $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2004 to 2005 and an additional $1,000 in 2006 and years thereafter. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for

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                                                                         PART II
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distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan into another Section 401(a) plan.

   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

- You cannot sell, assign or pledge the contract, other than to Pruco Life of New Jersey;


- The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);


- The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and


- Death and annuity payments must meet "minimum distribution requirements" (described on page 64).


   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:


-  A 10% "early distribution penalty" (described on page 64);


- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or


-  Failure to take a minimum distribution (also generally described on page 64).



   Roth IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:



-  Contributions to a Roth IRA cannot be deducted from your gross income;



- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
   (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or
   (d) for a qualified first time homebuyer distribution within the meaning of
   Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA; and



- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.



   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may only purchase a contract for a Roth IRA in connection with a "rollover" or "conversion" of amounts of another traditional IRA, conduit IRA, or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to a Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This

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conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.


MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION


If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.



   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.



   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.


PENALTY FOR EARLY WITHDRAWALS


You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or Roth IRA before you attain age 59 1/2.



   Amounts are not subject to this tax penalty if:



-  the amount is paid on or after you reach age 59 1/2 or die;



-  the amount received is attributable to your becoming disabled; or



- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).



   Other exceptions to this tax may apply. You should consult your tax advisor for further details.


WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:


- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and


-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS


ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the

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person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.


   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What Are The Expenses Associated With The Strategic Partners Annuity One 3 Contract" starting on page 52.



   Information about sales representatives and commissions may be found under "Other Information" and "Sale And Distribution Of The Contract" on page 66.


   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 71.

                                                                         PART II
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OTHER

        INFORMATION
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PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.


   Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.


   Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2003, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 33-18053. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

THE SEPARATE ACCOUNT


We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, is provided in the SAI.


SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts under a "best efforts" underwriting agreement with Pruco Life of New Jersey under which PIMS is reimbursed for its costs and expenses. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and a member of the National Association of Securities Dealers, Inc. (NASD).



   Commissions are paid to broker/dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (firms) according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of the firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based

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STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

on all or a portion of contract value. We may also provide compensation for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.


   In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.


LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our business, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life of New Jersey and that are typical of the businesses in which Pruco Life of New Jersey operates. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.


   In January 2004, the NASD fined Prudential Equity Group, Inc. (formerly known as Prudential Securities Incorporated) and PIMS $2 million, and ordered the firms to pay customers $9.5 million for sales of fixed and variable annuities that violated a New York State Insurance Department regulation concerning replacement sales and NASD rules. We brought this matter to the New York Insurance Department and the NASD's attention in response to an internal investigation, and in consultation with both New York and the NASD, we have initiated a remediation program for all affected customers which has already provided $8 million in remediation.

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OTHER INFORMATION CONTINUED

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ASSIGNMENT


You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What Is The Death Benefit," on page 46. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.


   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS


The financial statements of the separate account and Pruco Life of New Jersey, the co-issuer of the Strategic Partners Annuity One 3 contract, are included in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Federal Tax Status

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING


To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

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MARKET-VALUE
        ADJUSTMENT FORMULA
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MARKET-VALUE ADJUSTMENT FORMULA


The general formula under which Pruco Life of New Jersey calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under Strategic Partners Annuity One 3 is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 + MVA). The MVA itself is calculated as follows:

                               1 + I
              MVA = [(----------------)to the power of (N/12)] -1
                       1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the interpolated current credited
                 interest rate offered on new money at
                 the time of withdrawal,
                 annuitization, or settlement. (See
                 below for the interpolation formula)
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

The MVA formula with respect to contracts issued in New York is what is depicted above. The formula uses an interpolated rate "J" as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.


MARKET VALUE ADJUSTMENT EXAMPLE

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life of New Jersey for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus
   1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417

   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the power of (38/12) -1 = 0.04902

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04902 = $545.45

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $545.45 = $11,672.56

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life of New Jersey for a guarantee period of 3 years (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus
   1) is 8%.

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717

   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the power of (38/12) -1 = -0.04098

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04098) = -$455.99

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$455.99) = $10,671.12

                                                                         PART II
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IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD


The annuity contract offered by this prospectus gives you the opportunity to return the contract for a refund (less any applicable federal and state income tax withholding) within 10 days after it is delivered, or applicable state required period, if longer. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.


ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS


Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA contributions must be made by no later than the due date for filing your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $45,000 in 2004, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $45,000-$55,000. For married couples filing jointly, the applicable dollar limitation is $65,000, with the amount of IRA contribution which may be deducted reduced proportionately between $65,000-$75,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $55,000 for individuals and $75,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.


   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you should contribute more than the maximum contribution amount to your IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.


   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See "Premature Distributions" on page 72).


IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.


   Contributions in excess of the contribution limits may be subject to penalty. See "Contributions And Deductions" on page 71. If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.


   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA and reinvest it in another IRA. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.


   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or Simplified Employee Pension IRA to an IRA or to another qualified retirement plan or 457 government plan.


DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA to anyone. Use of an IRA as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA. In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2


Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


of the distribution attributable to the nondeductible contribution will be tax-free.


(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age
70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is defined under IRS regulations. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS


If you (or your surviving spouse) die before receiving the entire value of your IRA, the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary, or a program of minimum distributions. This annuity or minimum distribution program must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.


ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

   The contract may not be available to Roth IRA's in New York.

REPORTING TO THE IRS

   Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. If you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

         APPENDIX A

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


As we have indicated throughout this prospectus, the Strategic Partners Annuity One 3 Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19101.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES: (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18439                      $1.24006                            39,791
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.17721                      $1.25778                            28,099
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.20571                      $1.28481                            16,224
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $0.99549                      $0.99449                           164,642
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.15290                      $1.22414                            37,552
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12896                      $1.22392                            17,996
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.21452                      $1.27916                            11,282
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18805                      $1.22149                             6,124
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12456                      $1.19626                             8,644
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13994                      $1.17938                            23,284
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14798                      $1.19393                           504,794
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.10288                      $1.13654                            47,622
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.17037                      $1.24835                            12,492
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13314                      $1.23393                             2,117
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.22255                      $1.29026                            19,314
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18371                      $1.23975                            13,048
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13457                      $1.21457                             9,324
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14453                      $1.20717                            12,883
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.31609                      $1.33928                             2,550
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.16169                      $1.19841                           229,155



* DATE THAT THE ANNUITY WAS FIRST OFFERED.
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.02971                      $1.04684                           406,783
SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.35478                      $1.36653                            25,796
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.29042                      $1.30191                            15,448
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14518                      $1.19388                                 0
SP TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.32609                      $1.34047                               531
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.26410                      $1.35112                            18,770
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.19749                      $1.24622                            13,951



* DATE THAT THE ANNUITY WAS FIRST OFFERED.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES:
(GMDB STEP-UP AND CONTRACT WITH CREDIT 1.75)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18098                      $1.23592                          450,454
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.17369                      $1.25343                          297,001
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.20227                      $1.28057                           90,519
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $0.99244                      $0.99097                          277,890
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14951                      $1.21997                          599,706
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12571                      $1.21982                          163,757
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.21097                      $1.27479                          113,475
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18466                      $1.21743                          106,337
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12120                      $1.19212                           11,005
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13666                      $1.17543                          237,135
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14451                      $1.18975                        2,475,488
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.09974                      $1.13276                          898,406
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.16707                      $1.24425                          607,204
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12984                      $1.22973                          328,009
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.21891                      $1.28582                          581,014
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18041                      $1.23575                        1,477,896
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13121                      $1.21039                          318,663
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14120                      $1.20305                           74,871
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.31221                      $1.33469                          168,195
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.15822                      $1.19418                          473,046



* DATE THAT THE ANNUITY WAS FIRST OFFERED.
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
(GMDB STEP-UP AND CONTRACT WITH CREDIT 1.75)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.02657                      $1.04315                        1,134,951
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.35080                      $1.36187                          342,611
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.28652                      $1.29734                           97,095
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14165                      $1.18963                           37,654
SP TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.32227                      $1.33585                           51,309
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.26038                      $1.34648                           78,627
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.19390                      $1.24188                           76,006



* DATE THAT THE ANNUITY WAS FIRST OFFERED.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9

         APPENDIX B

HYPOTHETICAL ILLUSTRATIONS
--------------------------------------------------------------------------------

The illustrations set out in the following tables depict hypothetical values based on the following salient assumptions:

      We assume that (i) the contract was issued to a male who was 60 years old on the contract date, (ii) he made a single purchase payment of $100,000 on the contract date, and (iii) he took no withdrawals during the time period illustrated.


      To calculate the contract values illustrated on the following pages, we start with certain hypothetical rates of return (i.e., gross rates of return equal to 0%, 6% and 10% annually). The hypothetical gross rates of return are first reduced by the arithmetic average fees of the mutual funds underlying the variable investment options. To compute the arithmetic average of the fees of the underlying mutual funds, we added the investment management fees, other expenses, and any 12b-1 fees of each underlying mutual fund and then divided that sum by the number of mutual funds within the annuity product. In other words, we assumed hypothetically that values are allocated equally among the variable investment options. If you allocated the contract value unequally among the variable investment options, that would affect the amount of mutual fund fees that you bear indirectly, and thereby would influence the values under the annuity contract. Based on the fees of the underlying mutual funds as of December 31, 2003 (not giving effect to the expense reimbursements or expense waivers that are described in the prospectus fee table), the arithmetic average fund fees were equal to 1.09% annually. If we did take expense reimbursements and waivers into account here, that would have lowered the arithmetic average, and thereby increased the illustrated values. The hypothetical gross rates of return are next reduced by the insurance and administrative charge associated with the selected death benefit option. Finally, the contract value is reduced by the annual charges for the optional benefits that are illustrated as well as by the contract maintenance charge.



      The hypothetical gross rates of return of 0%, 6% and 10% annually, when reduced by the arithmetic average mutual fund fees and the insurance and administrative charge, correspond to net annual rates of return of -2.68%, 3.15% and 7.05%, respectively. These net rates of return do not reflect the contract maintenance charge or the charges for optional benefits. If those charges were reflected in the above-referenced net returns, then the net returns would be lower.


      An 'N/A' in these columns indicates that the benefit cannot be exercised in that year.

      A '0' in these columns indicates that the contract has terminated due to insufficient account value and, consequently, the guaranteed benefit has no value.

      The values that you actually realize under a contract will be different from what is depicted here if any of the assumptions we make here differ from your circumstances. We will provide you with a personalized illustration upon request.

      Please see your prospectus for the meaning of the terms used here and for a description of how the various illustrated features operate.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


STRATEGIC PARTNERS ANNUITY ONE 3

$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS

MALE, ISSUE AGE 60
BENEFITS:
    STEP-UP GUARANTEED MINIMUM DEATH BENEFIT
    GUARANTEED MINIMUM INCOME BENEFIT
    INCOME APPRECIATOR BENEFIT

    CONTACT WITHOUT CREDIT


10% ASSUMED RATE OF RETURN

--------------------------------------------------------------------------------

            PROJECTED VALUE               DEATH BENEFIT                     LIVING BENEFIT(S)
---------------------------------------   -------------   ------------------------------------------------------
                                                                    IAB                         GMIB
                                                          ------------------------   ---------------------------
                                                                                                      GMIB
                                                                                                   GUARANTEED
                                                                                                  ANNUAL PAYOUT
                                              DEATH                      AMOUNT        GMIB      FOR SINGLE LIFE
       ANNUITANT   CONTRACT   SURRENDER      BENEFIT                  AVAILABLE TO   PROTECTED    WITH 10 YEAR
YEAR      AGE       VALUE       VALUE         VALUE       IAB VALUE    ANNUITIZE       VALUE     PERIOD CERTAIN
----------------------------------------------------------------------------------------------------------------
1         61       106,267     100,867       106,267           N/A          N/A       105,000            N/A
2         62       112,934     108,434       112,934           N/A          N/A       110,250            N/A
3         63       120,026     116,426       120,026           N/A          N/A       115,763            N/A
4         64       127,570     124,870       127,570           N/A          N/A       121,551            N/A
5         65       135,596     133,796       135,596           N/A          N/A       127,628            N/A
6         66       144,136     143,336       144,136           N/A          N/A       134,010            N/A
7         67       153,221     153,221       153,221         7,983      161,204       140,710          7,738
8         68       162,888     162,888       162,888         9,433      172,322       147,746          8,400
9         69       173,175     173,175       173,175        14,635      187,810       155,133          9,121
10        70       184,121     184,121       184,121        16,824      200,945       162,889         10,695
15        75       250,365     250,365       250,365        37,591      287,957       200,000         16,194
20        80       341,828     341,828       341,828        60,457      402,285       200,000         19,834
25        85       468,795     468,795       468,795        92,199      560,994       200,000         25,369
30        90       645,050     645,050       645,050       136,262      781,312       200,000         31,911
----------------------------------------------------------------------------------------------------------------

      LIVING BENEFIT(S)
----  ------------------
             GMIB
      ------------------
      PROJECTED CONTRACT
        ANNUAL ANNUITY
      PAYOUT FOR SINGLE
         LIFE ANNUITY
         WITH 10 YEAR
YEAR    PERIOD CERTAIN
----  ------------------
1              N/A
2              N/A
3              N/A
4              N/A
5              N/A
6              N/A
7            9,850
8           10,789
9           11,821
10          13,230
15          21,603
20          33,490
25          52,554
30          78,919
-------------------------------------------



6% ASSUMED RATE OF RETURN

--------------------------------------------------------------------------------

            PROJECTED VALUE               DEATH BENEFIT                     LIVING BENEFIT(S)
---------------------------------------   -------------   ------------------------------------------------------
                                                                    IAB                         GMIB
                                                          ------------------------   ---------------------------
                                                                                                      GMIB
                                                                                                   GUARANTEED
                                                                                                  ANNUAL PAYOUT
                                              DEATH                      AMOUNT        GMIB      FOR SINGLE LIFE
       ANNUITANT   CONTRACT   SURRENDER      BENEFIT                  AVAILABLE TO   PROTECTED    WITH 10 YEAR
YEAR      AGE       VALUE       VALUE         VALUE       IAB VALUE    ANNUITIZE       VALUE     PERIOD CERTAIN
----------------------------------------------------------------------------------------------------------------
1         61       102,385      96,985       102,385           N/A          N/A       105,000            N/A
2         62       104,812     100,312       104,812           N/A          N/A       110,250            N/A
3         63       107,284     103,684       107,284           N/A          N/A       115,763            N/A
4         64       109,799     107,099       109,799           N/A          N/A       121,551            N/A
5         65       112,357     110,557       112,357           N/A          N/A       127,628            N/A
6         66       114,957     114,057       114,957           N/A          N/A       134,010            N/A
7         67       117,601     117,601       117,601         2,640      120,241       140,710          7,460
8         68       120,287     120,287       120,287         3,043      123,330       147,746          8,058
9         69       123,014     123,014       123,014         4,603      127,617       155,133          8,708
10        70       125,783     125,783       125,783         5,157      130,939       162,889         10,000
15        75       140,235     140,235       140,235        10,059      150,293       200,000         14,318
20        80       156,461     156,461       156,461        14,115      170,576       200,000         16,305
25        85       175,178     175,178       175,178        18,794      193,972       200,000         18,996
30        90       196,768     196,768       196,768        24,192      220,959       200,000         21,276
----------------------------------------------------------------------------------------------------------------

      LIVING BENEFIT(S)
----  ------------------
             GMIB
      ------------------
      PROJECTED CONTRACT
        ANNUAL ANNUITY
      PAYOUT FOR SINGLE
         LIFE ANNUITY
         WITH 10 YEAR
YEAR    PERIOD CERTAIN
----  ------------------
1              N/A
2              N/A
3              N/A
4              N/A
5              N/A
6              N/A
7            7,347
8            7,722
9            8,118
10           8,621
15          11,275
20          14,200
25          18,171
30          22,319
--------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE 3 PROSPECTUS  SECTIONS 1-9


0% ASSUMED RATE OF RETURN

--------------------------------------------------------------------------------

            PROJECTED VALUE               DEATH BENEFIT                     LIVING BENEFIT(S)
---------------------------------------   -------------   ------------------------------------------------------
                                                                    IAB                         GMIB
                                                          ------------------------   ---------------------------
                                                                                                      GMIB
                                                                                                   GUARANTEED
                                                                                                  ANNUAL PAYOUT
                                              DEATH                      AMOUNT        GMIB      FOR SINGLE LIFE
       ANNUITANT   CONTRACT   SURRENDER      BENEFIT                  AVAILABLE TO   PROTECTED    WITH 10 YEAR
YEAR      AGE       VALUE       VALUE         VALUE       IAB VALUE    ANNUITIZE       VALUE     PERIOD CERTAIN
----------------------------------------------------------------------------------------------------------------
1         61        96,560     91,160        100,000         N/A            N/A       105,000            N/A
2         62        93,195     88,695        100,000         N/A            N/A       110,250            N/A
3         63        89,902     86,302        100,000         N/A            N/A       115,763            N/A
4         64        86,677     83,977        100,000         N/A            N/A       121,551            N/A
5         65        83,517     81,717        100,000         N/A            N/A       127,628            N/A
6         66        80,418     79,518        100,000         N/A            N/A       134,010            N/A
7         67        77,377     77,377        100,000           0         77,377       140,710          7,323
8         68        74,391     74,391        100,000           0         74,391       147,746          7,896
9         69        71,426     71,426        100,000           0         71,426       155,133          8,518
10        70        68,510     68,510        100,000           0         68,510       162,889          9,694
15        75        54,568     54,568        100,000           0         54,568       200,000         13,632
20        80        42,178     42,178        100,000           0         42,178       200,000         15,230
25        85        31,498     31,498        100,000           0         31,498       200,000         17,364
30        90        22,293     22,293        100,000           0         22,293       200,000         18,980
----------------------------------------------------------------------------------------------------------------

      LIVING BENEFIT(S)
----  ------------------
             GMIB
      ------------------
      PROJECTED CONTRACT
        ANNUAL ANNUITY
      PAYOUT FOR SINGLE
         LIFE ANNUITY
         WITH 10 YEAR
YEAR    PERIOD CERTAIN
----  ------------------
1              N/A
2              N/A
3              N/A
4              N/A
5              N/A
6              N/A
7            4,728
8            4,658
9            4,585
10           4,511
15           4,094
20           3,511
25           2,951
30           2,252
---------------------------------------------------------------------------------



The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The contract values and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0%, 6% or 10% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                            EXPLANATION OF HEADINGS

CONTRACT VALUE -- The projected total value of the annuity at the beginning of the period indicated, after all fees other than withdrawal charges have been deducted.

SURRENDER VALUE -- The projected cash value of the annuity after any applicable fees and withdrawal charges payable on surrender.

DEATH BENEFIT VALUE -- Value of base death benefit or GMDB, as indicated.

IAB VALUE -- Percentage of earnings in the contract upon IAB activation based on the length of time the contract is in force: 7-9 years, 15%; 10-14 years, 20%; 15+ years, 25%. See prospectus for more complete information.

AMOUNT AVAILABLE TO ANNUITIZE -- The contract value plus the IAB value. See prospectus for more complete information.


GMIB PROTECTED VALUE -- Purchase payments (adjusted for withdrawals) compounded at 5% annually up to the later of age 80 or 7 years from issue or last reset, subject to a 200% cap. See prospectus for more complete information.



GMIB GUARANTEED ANNUAL PAYOUT FOR SINGLE LIFE WITH 10-YEAR PERIOD CERTAIN -- The payout determined by applying the GMIB protected value (and IAB value if IAB is elected) to the GMIB guaranteed annuity purchase rates contained in the contract. The payout represents the minimum payout to be received when annuitizing the contract based on the illustrated assumptions. See prospectus for more complete information.


PROJECTED CONTRACT ANNUAL ANNUITY PAYOUT FOR SINGLE LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN -- The hypothetical annuity payout based on the projected contract value (and IAB value if IAB is elected) calculated using the minimum payout rates guaranteed under the contract ("Guaranteed Minimum Payout Rates").

If the GMIB benefit is elected, the greater of the following would be paid at annuitization:

    (1) The GMIB Guaranteed Payout, or

    (2) The annuity payout available under the contract that is calculated based on the actual contract value at annuitization and the better of the Guaranteed Minimum Annuity Payout Rates or the Current Annuity Payout Rates in effect at the time of annuitization. To show how the GMIB rider works relative to the annuity payout available under the contract we included the Projected Contract Annuity Payout column which shows hypothetical annuity payouts based on the projected contract values and the Guaranteed Minimum Payout Rates. We did not illustrate any hypothetical annuity payouts based on Current Annuity Payout Rates because these rates are subject to change at any time; however, historically the annuity payout provided under such Current Annuity Payout Rates have been significantly higher than the annuity payout that would be provided under Guaranteed Minimum Annuity Payout Rates.

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PART III PROSPECTUSES

--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS

ORD01182NY

STRATEGIC PARTNERS(SM)
PLUS 3
VARIABLE ANNUITY
--------------------------------------------------------------------------------

PROSPECTUS: MAY 1, 2004


THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY). PRUCO LIFE OF NEW JERSEY IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------


Strategic Partners Plus 3 offers a wide variety of investment choices, including variable investment options that invest in underlying mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.
CALAMOS ASSET MANAGEMENT, INC.
DAVIS ADVISORS
DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
THE DREYFUS CORPORATION
EVERGREEN INVESTMENT MANAGEMENT COMPANY
GE ASSET MANAGEMENT, INCORPORATED
GOLDMAN SACHS ASSET MANAGEMENT, L.P.
HOTCHKIS AND WILEY CAPITAL MANAGEMENT LLC

JANUS CAPITAL MANAGEMENT LLC

J.P. MORGAN INVESTMENT MANAGEMENT INC.
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.

STATE STREET RESEARCH AND MANAGEMENT COMPANY


WILLIAM BLAIR & COMPANY, LLC



You may choose between two basic versions of Strategic Partners Plus 3. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus 3, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.


PLEASE READ THIS PROSPECTUS
------------------------------------------------------------


Please read this prospectus before purchasing a Strategic Partners Plus 3 variable annuity contract, and keep it for future reference. The current prospectuses for the underlying mutual funds contain important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. The Risk Factors section relating to the market value adjustment option appears on page 13 of this prospectus.



TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS 3

------------------------------------------------------------


To learn more about the Strategic Partners Plus 3 variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2004. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life of New Jersey also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at
(202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus 3 SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on page 71 of this prospectus.


FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:

- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS PLUS 3 IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                                 P2401NY

CONTENTS
--------------------------------------------------------------------------------


                                       PART I: STRATEGIC PARTNERS PLUS 3 PROSPECTUS
                                       ---------------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary........................................              6
                                                Summary.........................................             10
                                                Risk Factors....................................             13
                                                Summary Of Contract Expenses....................             15
                                                Expense Examples................................             20

                                       PART II: STRATEGIC PARTNERS PLUS 3 PROSPECTUS
                                       ---------------------------------------------------------

                                       SECTIONS 1-9
                                       ---------------------------------------------------------

                                           Section 1: What Is The Strategic Partners Plus 3
                                             Variable Annuity?..................................             24
                                                Short Term Cancellation Right Or "Free Look"....             25

                                           Section 2: What Investment Options Can I Choose?.....             26
                                                Variable Investment Options.....................             26
                                                Fixed Interest Rate Options.....................             35
                                                Market Value Adjustment Option..................             36
                                                Transfers Among Options.........................             37
                                                Additional Transfer Restrictions................             38
                                                Dollar Cost Averaging...........................             39
                                                Asset Allocation Program........................             39
                                                Auto-Rebalancing................................             40
                                                Voting Rights...................................             40
                                                Substitution....................................             40

                                           Section 3: What Kind Of Payments Will I Receive
                                             During The Income Phase? (Annuitization)...........             41
                                             Payment Provisions.................................             41
                                             Payment Provisions Without The Guaranteed Minimum
                                                  Income Benefit................................             41
                                                Option 1: Annuity Payments For A Fixed Period...             41
                                                Option 2: Life Income Annuity Option............             41
                                                Other Annuity Options...........................             41
                                             Tax Considerations.................................             41
                                             Guaranteed Minimum Income Benefit..................             42
                                                GMIB Roll-Up....................................             42
                                                GMIB Option 1: Single Life Payout Option........             44
                                                GMIB Option 2: Joint Life Payout Option.........             44
                                             Income Appreciator Benefit.........................             45
                                             How We Determine Annuity Payments..................             47

                                           Section 4: What Is The Death Benefit?................             49
                                                Beneficiary.....................................             49
                                                Calculation Of The Death Benefit................             49
                                                Guaranteed Minimum Death Benefit................             49
                                                  GMDB Step-Up..................................             49
                                                Special Rules If Joint Owners...................             50
                                                Payout Options..................................             50
                                                Spousal Continuance Benefit.....................             51

                                           Section 5: How Can I Purchase A Strategic Partners
                                             Plus 3 Contract?...................................             53
                                                Purchase Payments...............................             53
                                                Allocation Of Purchase Payments.................             53
                                                Credits.........................................             53
                                                Calculating Contract Value......................             54

--------------------------------------------------------------------------------


                                           Section 6: What Are The Expenses Associated With The
                                             Strategic Partners Plus 3 Contract?................             55
                                                Insurance And Administrative Charge.............             55
                                                Withdrawal Charge...............................             55
                                                Contract Maintenance Charge.....................             56
                                                Guaranteed Minimum Income Benefit Charge........             57
                                                Income Appreciator Benefit Charge...............             57
                                                Taxes Attributable To Premium...................             58
                                                Transfer Fee....................................             58
                                                Company Taxes...................................             58
                                                Underlying Mutual Fund Fees.....................             58

                                           Section 7: How Can I Access My Money?................             59
                                                Withdrawals During The Accumulation Phase.......             59
                                                Automated Withdrawals...........................             59
                                                Income Appreciator Benefit Options During The
                                                  Accumulation Phase............................             59
                                                Suspension Of Payments or Transfers.............             61

                                           Section 8: What Are The Tax Considerations Associated
                                             With The Strategic Partners Plus 3 Contract?.......             62
                                                Contracts Owned By Individuals (Not Associated
                                                  With Tax-Favored Retirement Plans)............             62
                                                Contracts Held By Tax-Favored Plans.............             65

                                           Section 9: Other Information.........................             69
                                                Pruco Life Insurance Company Of New Jersey......             69
                                                The Separate Account............................             69
                                                Sale And Distribution Of The Contract...........             69
                                                Litigation......................................             70
                                                Assignment......................................             71
                                                Financial Statements............................             71
                                                Statement Of Additional Information.............             71
                                                Householding....................................             71
                                                Market Value Adjustment Formula.................             72
                                                IRA Disclosure Statement........................             74

                                           Appendix A...........................................             78
                                                Accumulation Unit Values........................             78

                                           Appendix B...........................................             83
                                                Hypothetical Illustrations......................             83



                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        EVERGREEN VARIABLE ANNUITY TRUST

                                        JANUS ASPEN SERIES


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PART I SUMMARY
--------------------------------------------------------------------------------

STRATEGIC PARTNERS PLUS 3 PROSPECTUS

                                                                          PART I

STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges.

ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE


The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.


BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.


BUSINESS DAY



A day on which both the New York Stock Exchange and Pruco Life of New Jersey are open for business. Our business day generally ends at 4:00 p.m. Eastern time.


CO-ANNUITANT

The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.

CONTRACT DATE

The date we accept your initial purchase payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT


A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs, and may provide lower interest rates for fixed rate options than the Contract Without Credit.


CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT


If a death benefit is payable, the beneficiary you designate will receive, at a minimum, the total invested purchase payments, reduced proportionally by withdrawals, or a potentially greater amount related to market appreciation. The Guaranteed Minimum Death Benefit is available for an additional charge. See "What Is The Death Benefit?" on page 49.


DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options or to the one-year fixed interest rate option.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEE PERIOD

A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We may offer one or more guarantee periods.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value.

GMDB PROTECTED VALUE


The amount guaranteed under the Guaranteed Minimum Death Benefit, which equals the GMDB step-up value. The GMDB protected value will be subject to certain age restrictions and time durations, however, it will still increase by subsequent invested purchase payments and reduce proportionally by withdrawals.


GMDB STEP-UP

We use the GMDB step-up value to compute the GMDB protected value of the Guaranteed Minimum Death Benefit. Generally speaking, the GMDB step-up establishes a "high water mark" of protected value that we would pay upon death, even if the contract value has declined. For example, if the GMDB step-up were set at $100,000 on a contract anniversary, and the contract value subsequently declined to $80,000 on the date of death, the GMDB step-up value would nonetheless remain $100,000 (assuming no additional purchase payments or withdrawals).

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GMIB PROTECTED VALUE

We use the GMIB protected value to calculate annuity payments should you annuitize under the Guaranteed Minimum Income Benefit.

     The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments. Any withdrawals in subsequent contract years will proportionally reduce the GMIB protected value. The GMIB protected value is not available as a cash surrender benefit or a death benefit, nor is it

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

used to calculate the cash surrender value or death benefit.

GMIB RESET


You may elect to "step-up" or "reset" your GMIB protected value if your contract value is greater than the current GMIB protected value. Upon exercise of the reset provision, your GMIB protected value will be reset to equal your current contract value. You are limited to two resets over the life of your contract, provided that certain annuitant age requirements are met.


GMIB ROLL-UP


We will use the GMIB roll-up value to compute the GMIB protected value of the Guaranteed Minimum Income Benefit. The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual interest rate starting on the date each invested purchase payment is made, subject to a cap, and reduced proportionally by withdrawals.


INCOME APPRECIATOR BENEFIT (IAB)

An optional feature that may be available for an additional charge that may provide a supplemental income benefit based on earnings under the contract.

IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

A series of payments consisting of a portion of your contract value and Income Appreciator Benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

IAB CREDIT

An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the Income Appreciator Benefit during the accumulation phase.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period during which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract. The joint owner may be the owner's spouse, but need not be.

MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

Under the Contract Without Credit, this investment option may offer various guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of its guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER


For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is
(888) PRU-2888. Prudential's Web site is www.prudential.com.


PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

SEPARATE ACCOUNT

Purchase payments allocated to the variable investment options are held by us in a separate account called the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life of New Jersey.

STATEMENT OF ADDITIONAL INFORMATION


A document containing certain additional information about the Strategic Partners Plus 3 variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.


TAX DEFERRAL


This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract," on page 62.


VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life of New Jersey that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.


SECTION 1
WHAT IS THE STRATEGIC PARTNERS PLUS 3 VARIABLE ANNUITY?



The Strategic Partners Plus 3 variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey, we or us). The contract allows you to invest on a tax-deferred basis in variable investment options, fixed interest rate options, and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.



   There are two basic versions of the Strategic Partners Plus 3 variable annuity.


Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed interest rate options than the Contract Without Credit, and

-  does not offer the market value adjustment option.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed interest rate options than the Contract With Credit, and

-  offers the market value adjustment option.


   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value, including an investment in the Prudential Money Market Portfolio variable investment option.


   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   You may make up to 12 free transfers each contract year among the investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of income and death benefit options, which may also be available to you.

   We may amend the contract as permitted by law. For example, we may add new features to the contract. Subject to applicable law, we determine whether or not to make such contract amendments available to contracts that already have been issued.


   If you change your mind about owning Strategic Partners Plus 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). This time period is referred to as the "Free Look" period.


   Pruco Life of New Jersey offers several different annuities which your representative may be authorized to offer to you. Each annuity has different features and

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                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection and the ability to access your annuity's contract value. The fees and charges under the annuity contract and the compensation paid to your representative may also be different between each annuity. If you are purchasing the contract as a replacement for existing variable annuity or variable life coverage, you should consider, among other things, any surrender or penalty charges you may incur when replacing your existing coverage.


SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?


You can invest your money in any of the following variable investment options:


The Prudential Series Fund, Inc.

   Jennison Portfolio

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Goldman Sachs Small Cap Value Portfolio (formerly SP Small/Mid Cap Value Portfolio)

   SP Growth Asset Allocation Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio

   SP Mid Cap Growth Portfolio

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio


   SP State Street Research Small Cap Growth Portfolio



(formerly SP INVESCO Small Company Growth Portfolio)


   SP Strategic Partners Focused Growth Portfolio

   SP Technology Portfolio
(formerly SP Alliance Technology Portfolio)


   SP William Blair International Growth Portfolio



(formerly SP Jennison International Growth Portfolio)


Evergreen Variable Annuity Trust

-  Evergreen VA Foundation Fund

-  Evergreen VA Fund*

-  Evergreen VA Growth and Income Fund**


-  Evergreen VA Growth Fund


-  Evergreen VA International Equity Fund***

-  Evergreen VA Omega Fund


-  Evergreen VA Special Values Fund
      (formerly Evergreen VA Small Cap Value Fund)



   * Effective December 5, 2003, the Evergreen VA Blue Chip Fund and the Evergreen VA Masters Fund were each merged into the Evergreen VA Fund.



   ** Effective December 5, 2003, the Evergreen VA Capital Growth Fund was merged into the Evergreen VA Growth and Income Fund.



   *** Effective December 5, 2003, the Evergreen VA Global Leaders Fund was merged into the Evergreen VA International Equity Fund.


Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Past performance is not a guarantee of future results.

   You may also invest your money in fixed interest rate options or in a market value adjustment option.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime.

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

Generally, once you begin receiving regular payments, you cannot change your payment plan.


   For an additional fee, you may also choose, if it is available under your contract, the Guaranteed Minimum Income Benefit (GMIB) and the Income Appreciator Benefit. The Guaranteed Minimum Income Benefit provides that once the income period begins, your income payments will be no less than a value that is based on a certain "GMIB protected value " applied to the GMIB guaranteed annuity purchase rates. The Income Appreciator Benefit may provide an additional income amount during the accumulation phase or upon annuitization. See "What Kind Of Payments Will I Receive During The Income Phase" on page 41.


SECTION 4
WHAT IS THE DEATH BENEFIT?


In general, if the sole owner or first to die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger Guaranteed Minimum Death Benefit (GMDB). The base death benefit equals the total invested purchase payments reduced proportionally by withdrawals. The Guaranteed Minimum Death Benefit is equal to the "GMDB protected value" of the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value."



   On the date we receive proof of death in good order, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if the conditions that we describe on page 51 are met.



SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS 3 CONTRACT?



You can purchase this contract under most circumstances with a minimum initial purchase payment of $10,000, but not greater than $1,000,000 absent our prior approval. Generally, you can make additional purchase payments of $500 ($100 if made through electronic funds transfer) or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.



   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. In addition, certain age limits apply to certain features and benefits described herein.



SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS 3 CONTRACT?


The contract has insurance features and investment features, both of which have related costs and charges.

- Each year (or upon full surrender) we deduct a contract maintenance charge if your contract value is less than $75,000. This charge is currently equal to the lesser of $30 or 2% of your contract value. We do not impose the contract maintenance charge if your contract value is $75,000 or more.


- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge as follows:


   --  1.4% if you choose the base death benefit,

   --  1.65% if you choose the step-up Guaranteed Minimum Death Benefit option.

   We impose an additional insurance and administrative charge of 0.10% annually for the Contract With Credit.


- We will deduct an additional charge if you choose the Guaranteed Minimum Income Benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts), of the average GMIB protected value.

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                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


- We will deduct an additional charge if you choose the Income Appreciator Benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.



- There are also expenses associated with the mutual funds. For 2003, the fees of these funds ranged on an annual basis from 0.37% to 2.56% of fund assets, which are reduced by expense reimbursements or waivers to 0.37% to 1.30%. These reimbursements or waivers may be terminated at any time.


- If you withdraw money less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit.


   For more information, including details about other possible charges under the contract, see "Summary Of Contract Expenses" on page 15 and "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?" on page 55.


SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. You may, however, be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1-7%. For the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%.

   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.


SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS 3 CONTRACT?


Your earnings are generally not taxed until withdrawn. If you withdraw money during the accumulation phase, the tax laws treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age
59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a partial return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth
IRAs) are taxable and subject to the 10% penalty if withdrawn prior to age
59 1/2.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey), an indirect subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   Issuer Risk. The market value adjustment option, fixed interest rate options, and the contract's other insurance features are available under a contract issued by Pruco Life of New Jersey, and thus backed by the financial strength of that company. If Pruco Life of New Jersey were to experience significant financial adversity, it is possible that Pruco Life of New Jersey's ability to pay interest and principal under the market value adjustment option and fixed interest rate options and to fulfill its insurance guarantees could be impaired.

   Risks Related to Changing Interest Rates. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life of New Jersey holds to support the market value adjustment

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


option. Nonetheless, the market value adjustment formula (which is described on page 72) reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money prior to the end of a guarantee period and during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.


   Risks Related to the Withdrawal Charge. We may impose withdrawal charges on amounts withdrawn from the market value adjustment option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------


THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS YOU WILL PAY FOR STRATEGIC PARTNERS PLUS 3. THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.



For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?" on page 55. The individual fund prospectuses contain detailed expense information about the underlying mutual funds.



                      CONTRACT OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE(1)
------------------------------------------------------------
           NUMBER OF
            CONTRACT              CONTRACT       CONTRACT
      ANNIVERSARIES SINCE           WITH         WITHOUT
        PURCHASE PAYMENT           CREDIT         CREDIT
      -------------------         ---------   --------------
               0                      8%          7%
               1                      8%          6%
               2                      8%          5%
               3                      8%          4%
               4                      7%          3%
               5                      6%          2%
               6                      5%          1%
               7                      0%          0%

MAXIMUM TRANSFER FEE
------------------------------------------------------------
         EACH TRANSFER AFTER 12(2)               $ 30.00





1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 55.



2: Currently, we charge $25 for each transfer after the twelfth in a contract year. As shown in the table, we can increase that charge up to a maximum of $30, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing or transfers from the market value adjustment option at the end of a guarantee period, and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.


                            ANNUAL ACCOUNT EXPENSES



MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE
  UPON FULL WITHDRAWAL(3)
--------------------------------------------------------------------------
                                                                $ 30.00
ANNUAL INSURANCE AND ADMINISTRATIVE EXPENSES
--------------------------------------------------------------------------
         AS A PERCENTAGE OF ACCOUNT VALUE IN
             VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                       1.40%
         Guaranteed Minimum Death Benefit Option--Step-Up:         1.65%
         Additional Charge for Contract With Credit(4)             0.10%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(5) (for contracts sold on or after May 1, 2004)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE           0.50%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(5) (for all other contracts)
--------------------------------------------------------------------------
                                                                   0.45%
ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(6)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                         0.25%



3: Currently, we waive this fee if your contract value is greater than or equal to $75,000. If your contract value is less than $75,000, we currently charge the lesser of $30 or 2% of your contract value. This is a single fee that we assess
(a) annually or (b) upon full withdrawal made on a date other than a contract anniversary.


4: We impose this additional charge of 0.10% annually on the Contract With Credit, irrespective of which death benefit option you choose.


5: We impose this charge only if you choose the Guaranteed Minimum Income Benefit. This charge is equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts), of the average GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. The fee is withdrawn from each variable investment option in the same proportion as the contract value allocated to that variable investment option represents to the total contract value in all variable investment options. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments (after a reset, the contract value at the time of the reset) compounded daily at an effective annual rate of 5%, subject to a cap of 200% of all invested purchase payments. Withdrawals reduce both the roll-up value and the 200% cap. When the GMIB roll-up is increasing at an effective annual interest rate of 5%, the reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and 200% cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.



6: We impose this charge only if you choose the Income Appreciator Benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The Income Appreciator Benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

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                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

                  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES


The next item shows the minimum and maximum total operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses) charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained below and in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2003. Fund expenses are not fixed or guaranteed by the Strategic Partners Plus 3 contract, and may vary from year to year.



                                                              Minimum   Maximum
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses         0.37%     2.56%


* Actual expenses for the mutual funds are lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements are 0.37% and 1.30%, respectively.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


ANNUAL MUTUAL FUND EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
AS A PERCENTAGE OF EACH PORTFOLIO'S AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
                                                            INVESTMENT         OTHER            TOTAL
                                                           ADVISORY FEES      EXPENSES       EXPENSES(1)
THE PRUDENTIAL SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------------
         Jennison Portfolio                                     0.60%           0.04%            0.64%
         Prudential Equity Portfolio                            0.45%           0.04%            0.49%
         Prudential Global Portfolio                            0.75%           0.12%            0.87%
         Prudential Money Market Portfolio                      0.40%           0.04%            0.44%
         Prudential Stock Index Portfolio                       0.35%           0.02%            0.37%
         Prudential Value Portfolio                             0.40%           0.04%            0.44%
         SP Aggressive Growth Asset Allocation
           Portfolio(2,3)                                       0.85%           0.30%            1.15%
         SP AIM Aggressive Growth Portfolio(2)                  0.95%           1.07%            2.02%
         SP AIM Core Equity Portfolio(2)                        0.85%           0.87%            1.72%
         SP Alliance Large Cap Growth Portfolio                 0.90%           0.16%            1.06%
         SP Balanced Asset Allocation Portfolio(2,3)            0.77%           0.21%            0.98%
         SP Conservative Asset Allocation Portfolio(2,3)        0.72%           0.16%            0.88%
         SP Davis Value Portfolio                               0.75%           0.07%            0.82%
         SP Deutsche International Equity Portfolio(2)          0.90%           0.40%            1.30%
         SP Goldman Sachs Small Cap Value Portfolio
           (formerly SP Small/Mid-Cap Value Portfolio)          0.90%           0.14%            1.04%
         SP Growth Asset Allocation Portfolio(2,3)              0.81%           0.26%            1.07%
         SP Large Cap Value Portfolio(2)                        0.80%           0.31%            1.11%
         SP MFS Capital Opportunities Portfolio(2)              0.75%           1.27%            2.02%
         SP Mid Cap Growth Portfolio(2)                         0.80%           0.54%            1.34%
         SP PIMCO High Yield Portfolio                          0.60%           0.12%            0.72%
         SP PIMCO Total Return Portfolio                        0.60%           0.05%            0.65%
         SP Prudential U.S. Emerging Growth Portfolio           0.60%           0.20%            0.80%
         SP State Street Research Small Cap Growth
           Portfolio(2)
           (formerly SP INVESCO Small Company Growth
           Portfolio)                                           0.95%           0.83%            1.78%
         SP Strategic Partners Focused Growth
           Portfolio(2)                                         0.90%           0.75%            1.65%
         SP Technology Portfolio(2)
           (formerly SP Alliance Technology Portfolio)          1.15%           1.41%            2.56%
         SP William Blair International Growth Portfolio
           (formerly SP Jennison International Growth
           Portfolio)                                           0.85%           0.30%            1.15%
EVERGREEN VARIABLE ANNUITY TRUST
---------------------------------------------------------------------------------------------------------------------------------
         Evergreen VA Foundation Fund                           0.75%           0.18%            0.93%
         Evergreen VA Fund(4)                                   0.75%           0.27%            1.02%
         Evergreen VA Growth and Income Fund                    0.75%           0.24%            0.99%
         Evergreen VA Growth Fund(4)                            0.70%           0.38%            1.08%
         Evergreen VA International Equity Fund(4)              0.66%           0.46%            1.12%
         Evergreen VA Omega Fund                                0.52%           0.20%            0.72%
         Evergreen VA Special Values Fund(4)
           (formerly Evergreen VA Small Cap Value Fund)         0.87%           0.27%            1.14%

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                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


                                                            INVESTMENT         12B-1            OTHER               TOTAL
                                                           ADVISORY FEES        FEE            EXPENSES            EXPENSES
Janus Aspen Series(5)
---------------------------------------------------------------------------------------------------------------------------------
         Growth Portfolio -- Service Shares                     0.65%           0.25%            0.02%               0.92%



1. The Total Expenses do not reflect fee waivers, reimbursement of expenses, or expense offset arrangements for the fiscal year ended December 31, 2003.



2. The portfolios' total actual annual operating expenses for the year ended December 31, 2003 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These expense reimbursements are voluntary and may be terminated by Prudential Investments LLC at any time. After accounting for the expense reimbursements, the portfolios' actual annual operating expenses were:



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Aggressive Growth Asset
      Allocation Portfolio                          0.97%
    SP AIM Aggressive Growth Portfolio              1.07%
    SP AIM Core Equity Portfolio                    1.00%
    SP Balanced Asset Allocation
      Portfolio                                     0.87%
    SP Conservative Asset Allocation
      Portfolio                                     0.81%
    SP Deutsche International Equity
      Portfolio                                     1.10%
    SP Growth Asset Allocation
      Portfolio                                     0.92%



                                            TOTAL ACTUAL ANNUAL
                                        PORTFOLIO OPERATING EXPENSES
              PORTFOLIO NAME            AFTER EXPENSE REIMBURSEMENT
    SP Large Cap Value Portfolio                    0.90%
    SP MFS Capital Opportunities
      Portfolio                                     1.00%
    SP Mid Cap Growth Portfolio                     1.00%
    SP State Street Research Small Cap
      Growth Portfolio                              1.15%
    SP Strategic Partners Focused
      Growth Portfolio                              1.01%
    SP Technology Portfolio                         1.30%



3. Each asset allocation portfolio invests in a combination of underlying portfolios of The Prudential Series Fund, Inc. The Total Expenses for each asset allocation portfolio are calculated as a blend of the fees of the underlying portfolios, plus a 0.05% advisory fee payable to the investment adviser, Prudential Investments LLC. The 0.05% advisory fee is included in the amount of each investment advisory fee set forth in the table above.



4. The Fund's investment adviser may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waivers and/or expense reimbursements were made. The Fund's investment adviser may cease these voluntary waivers and/or reimbursements at any time. Including current voluntary fee waivers, Net Operation Expenses were 1.00% for the VA Fund; 1.00% for the VA Growth Fund; 1.00% for the VA Special Values Fund; and 1.07% for the VA International Equity Fund.



5. Because the 12b-1 fee is charged as an ongoing fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1a: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit,

-  You choose the Step-Up Guaranteed Minimum Death Benefit,

- You choose the Guaranteed Minimum Income Benefit (for contracts sold on or after May 1, 2004),

-  You choose the Income Appreciator Benefit,

- You allocate all of your assets to the variable investment option having the maximum total operating expenses,

-  The investment has a 5% return each year,

-  The mutual fund's total operating expenses remain the same each year, and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 1b: Contract With Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY

EXAMPLE 2a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit,

- You do not choose a Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit or Income Appreciator Benefit,

- You allocate all of your assets to the variable investment option having the maximum total operating expenses,

-  The investment has a 5% return each year,

-  The mutual fund's total operating expenses remain the same each year, and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 3b: Contract Without Credit: Step-Up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 4a: Contract Without Credit: Base Death Benefit; and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 4b: Contract Without Credit: Base Death Benefit; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract Without Credit.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Note that withdrawal charges (which are reflected in Examples 1a, 2a, 3a and 4a) are assessed in connection with some annuity options, but not others.

The values shown in the 10 year column are the same for Example 1a and 1b, 2a and 2b, 3a and 3b, and 4a and 4b. This is because if 10 years have elapsed since your last purchase payment, we would no longer deduct withdrawal charges when you make a withdrawal.


The examples use an average contract maintenance charge, which we calculated based on our estimate of the total contract fees we expect to collect in 2004. Based on these estimates, the contract maintenance charge is included as an annual charge of 0.029% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.



A table of accumulation unit values appears in Appendix A to this prospectus.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SUMMARY


CONTRACT WITH CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION,
GUARANTEED MINIMUM INCOME BENEFIT, INCOME APPRECIATOR BENEFIT
----------------------------------------------------------------------------
     EXAMPLE 1a:                         EXAMPLE 1b:
     IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
     -----------------------------------------------------------------------
      1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
     $1,281   $2,338   $3,298   $5,269   $529    $1,586    $2,640    $5,269



CONTRACT WITH CREDIT: BASE DEATH BENEFIT
----------------------------------------------------------------------------
     EXAMPLE 2a:                         EXAMPLE 2b:
     IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
     -----------------------------------------------------------------------
      1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
     $1,179   $2,045   $2,833   $4,451   $427    $1,293    $2,175    $4,451



CONTRACT WITHOUT CREDIT: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION,
GUARANTEED MINIMUM INCOME BENEFIT, INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------------
      EXAMPLE 3a:                             EXAMPLE 3b:
      IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
      ---------------------------------------------------------------------------
       1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
      $1,129    $1,947    $2,765    $4,992    $499    $1,497    $2,495    $4,992



CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
----------------------------------------------------------------------------
     EXAMPLE 4a:                         EXAMPLE 4b:
     IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
     -----------------------------------------------------------------------
      1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
     $1,031   $1,665   $2,316   $4,197   $401    $1,215    $2,046    $4,197

PART II SECTIONS 1-9
--------------------------------------------------------------------------------

STRATEGIC PARTNERS PLUS 3 PROSPECTUS

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

        1:

WHAT IS THE STRATEGIC PARTNERS PLUS 3


        VARIABLE ANNUITY?
--------------------------------------------------------------------------------


THE STRATEGIC PARTNERS PLUS 3 VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY (PRUCO LIFE OF NEW JERSEY, WE OR US).


Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.)


   There are two basic versions of Strategic Partners Plus 3 variable annuity.


Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide a lower interest rate for the fixed interest rate options than the Contract Without Credit, and

-  does not offer the market value adjustment option.

   Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide a higher interest rate for the fixed interest rate options than the Contract With Credit, and

-  offers the market value adjustment option.

   Unless we state otherwise, when we use the word contract, it applies to both versions.


   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus 3 if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.



   Strategic Partners Plus 3 is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options, guaranteed fixed interest rate options and a market value adjustment option. The market value adjustment option is only available in the Contract Without Credit. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund(s) associated with that variable investment option.



   Because the underlying mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"


If you change your mind about owning Strategic Partners Plus 3, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive a refund equal to your contract value (plus the amount of any fees or other charges) as of the date you surrendered your contract.


   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------


THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY OF THE VARIABLE INVESTMENT OPTIONS, FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.


The variable investment options invest in underlying mutual funds managed by leading investment advisers. These underlying mutual funds may sell their shares to both variable annuity and variable life separate accounts of different insurance companies, which could create the kinds of risk that are described in more detail in the current prospectus for the underlying mutual fund. The current prospectuses for the underlying mutual funds also contain other important information about the mutual funds. When you invest in a variable investment option that is funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference.

VARIABLE INVESTMENT OPTIONS

The following chart classifies each of the portfolios based on our assessment of their investment style (as of the date of this prospectus). The chart also provides a description of each portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which portfolios may be of interest to you. There is no guarantee that any portfolio will meet its investment objective. The name of the adviser/subadviser for each portfolio appears next to the description.

   All the portfolios on the following chart, except for the Janus Aspen
Series -- Growth Portfolio, and the seven Evergreen Funds, are Prudential Series Fund portfolios. The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI) under a "manager-of-managers" approach. The SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Asset Allocation Portfolio invest in other Prudential Series Fund Portfolios, and are managed by PI.

   Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that manage some or all of a Prudential Series Fund portfolio are listed on the following chart.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   An affiliate of each of the funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the fund by Pruco Life of New Jersey under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide. With regard to its variable annuity contracts generally, Pruco Life of New Jersey receives fees that range from 0.05% to 0.40% annually for providing such services.


   As detailed in the Prudential Series Fund prospectus, although the Prudential Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that portfolio. For example, when prevailing short-term interest rates are very low, the yield on the Prudential Money Market Portfolio may be so low that, when separate account and contract charges are deducted, you experience a negative return.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JENNISON PORTFOLIO: seeks long-term growth of capital. The     Jennison Associates
                                   Portfolio invests primarily in equity securities of major,     LLC
                                   established corporations that the subadviser believes offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. Stocks are selected on a company-by-company basis using fundamental
                                   analysis. Normally 65% of the Portfolio's total assets are invested in common stocks and preferred stocks of companies with capitalization in excess of $1 billion.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP CORE                    PRUDENTIAL EQUITY PORTFOLIO: seeks long-term growth of         GE Asset Management,
                                   capital. The Portfolio invests at least 80% of its             Incorporated;
                                   investable assets in common stocks of major established        Jennison Associates
                                   corporations as well as smaller companies that the             LLC; Salomon Brothers
                                   subadvisers believe offer attractive prospects of              Asset Management Inc.
                                   appreciation. The Portfolio may invest up to 30% of its
                                   total assets in foreign securities. The Portfolio may also invest 20% of its investable assets in short, intermediate or long-term debt obligations, convertible and
                                   nonconvertible preferred stock and other equity-related
                                   securities. Up to 5% of these investable assets may be rated below investment grade. Debt securities rated below
                                   investment grade are considered speculative and are
                                   sometimes referred to as "junk bonds."
-----------------------------------------------------------------------------------------------------------------------
 GLOBAL EQUITY                     PRUDENTIAL GLOBAL PORTFOLIO: seeks long-term growth of         Jennison Associates
                                   capital. The Portfolio invests primarily in common stocks      LLC
                                   (and their equivalents) of foreign and U.S. companies. When selecting stocks, the subadviser uses a growth approach
                                   which means that it looks for companies that have
                                   above-average growth prospects. Generally, the Portfolio
                                   invests in at least three countries, including the U.S., but may invest up to 35% of the Portfolio's assets in companies located in any one country other than the U.S.
-----------------------------------------------------------------------------------------------------------------------
 MONEY MARKET                      PRUDENTIAL MONEY MARKET PORTFOLIO: seeks maximum current       Prudential Investment
                                   income consistent with the stability of capital and the        Management, Inc.
                                   maintenance of liquidity. The Portfolio invests in
                                   high-quality short-term money market instruments issued by the U.S. Government or its agencies, as well as by
                                   corporations and banks, both domestic and foreign. The
                                   Portfolio will invest only in instruments that mature in
                                   thirteen months or less, and which are denominated in U.S.
                                   dollars.
-----------------------------------------------------------------------------------------------------------------------
 MANAGED INDEX                     PRUDENTIAL STOCK INDEX PORTFOLIO: seeks investment results     Prudential Investment
                                   that generally correspond to the performance of                Management, Inc.
                                   publicly-traded common stocks. With the price and yield
                                   performance of the Standard & Poor's 500 Composite Stock
                                   Price Index (S&P 500) as the benchmark, the Portfolio
                                   normally invests at least 80% of investable assets in S&P
                                   500 stocks. The S&P 500 represents more than 70% of the
                                   total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The Portfolio is not "managed" in the
                                   traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases
                                   stocks in proportion to their weighting in the S&P 500.
-----------------------------------------------------------------------------------------------------------------------

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   PRUDENTIAL VALUE PORTFOLIO: seeks capital appreciation. The    Jennison Associates
                                   Portfolio invests primarily in common stocks that the          LLC
                                   subadviser believes are undervalued -- those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth. There is a risk that "value" stocks can perform differently from the
                                   market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time.
                                   Normally at least 65% of the Portfolio's total assets is
                                   invested in the common stock and convertible securities of companies that the subadviser believes will provide
                                   investment returns above those of the S&P 500 or the New
                                   York Stock Exchange (NYSE) Composite Index. Most of the
                                   investments will be securities of large capitalization
                                   companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to
                                   30% of its total assets in foreign securities.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION                  SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO: seeks to      Prudential
                                   obtain the highest potential total return consistent with      Investments LLC
                                   the specified level of risk tolerance. The Portfolio seeks to achieve this investment objective by investing in several other Series Fund Portfolios ("Underlying Portfolios"),
                                   which currently consist of domestic equity Portfolios and
                                   international equity Portfolios. The domestic equity
                                   component is approximately 78% of the Portfolio and the
                                   international equity component is approximately 22% of the
                                   Portfolio.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP AIM AGGRESSIVE GROWTH PORTFOLIO: seeks long-term growth     A I M Capital
                                   of capital. The Portfolio invests primarily in the common      Management, Inc.
                                   stocks of companies whose earnings the subadviser expects to grow more than 15% per year. Growth stocks may involve a
                                   higher level of risk than value stocks, because growth
                                   stocks tend to attract more attention and more speculative investments than value stocks. On behalf of the Portfolio, the subadviser invests in securities of small and medium
                                   sized growth companies, may invest up to 25% of the
                                   Portfolio's total assets in foreign securities and may
                                   invest up to 15% of the Portfolio's total assets in real
                                   estate investment trusts (REITs).
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP CORE                    SP AIM CORE EQUITY PORTFOLIO: seeks growth of capital. The     A I M Capital
                                   Portfolio normally invests at least 80% of investable assets   Management, Inc.
                                   in equity securities, including convertible securities of
                                   established companies that have long-term above-average
                                   growth in earnings and growth companies that the subadviser believes have the potential for above-average growth in
                                   earnings. The Portfolio may invest up to 20% of its total
                                   assets in foreign securities.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP ALLIANCE LARGE CAP GROWTH PORTFOLIO: seeks growth of        Alliance Capital
                                   capital by pursuing aggressive investment policies. The        Management, L.P.
                                   Portfolio normally invests at least 80% of its investable
                                   assets in stocks of companies considered to have large
                                   capitalizations (i.e., similar to companies included in the
                                   S&P 500 Index). Unlike most equity funds, the Portfolio
                                   focuses on a relatively small number of intensively
                                   researched companies. The Portfolio usually invests in about
                                   40-60 companies, with the 25 most highly regarded of these companies generally constituting approximately 70% of the
                                   Portfolio's investable assets. Up to 15% of the Portfolio's total assets may be invested in foreign securities.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION                  SP BALANCED ASSET ALLOCATION PORTFOLIO: seeks to obtain the    Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide a
                                   balance between current income and growth of capital by
                                   investing in several other Series Fund Portfolios
                                   ("Underlying Portfolios"), which currently consist of fixed income Portfolios, domestic equity Portfolios, and
                                   international equity Portfolios. The fixed income component is approximately 37% of the Portfolio, the domestic equity component is approximately 49% of the Portfolio, and the
                                   international equity component is approximately 14% of the
                                   Portfolio.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION                  SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO: seeks to obtain    Prudential
                                   the highest potential total return consistent with the         Investments LLC
                                   specified level of risk tolerance. The Portfolio seeks to
                                   provide current income with low to moderate capital
                                   appreciation by investing in several other Series Fund
                                   Portfolios ("Underlying Portfolios"), which currently
                                   consist of fixed income Portfolios, domestic equity
                                   Portfolios, and international equity Portfolios. The fixed income component is approximately 57% of the Portfolio, the domestic equity component is approximately 33% of the
                                   Portfolio, and the international equity component is
                                   approximately 10% of the Portfolio.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP DAVIS VALUE PORTFOLIO: seeks growth of capital. The         Davis Advisors
                                   Portfolio invests primarily in common stocks of U.S.
                                   companies with market capitalizations of at least $5
                                   billion. It may also invest in stocks of foreign companies and U.S. companies with smaller capitalizations. The
                                   subadviser selects common stocks of quality, overlooked
                                   growth companies at value prices and holds them for the
                                   long-term. It looks for companies with sustainable growth
                                   rates selling at modest price-earnings multiples that it
                                   hopes will expand as other investors recognize the company's true worth. There is a risk that "value" stocks can perform differently from the market as a whole and other types of
                                   stocks and can continue to be undervalued by the markets for long periods of time.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO: seeks long-term    Deutsche Asset
                                   capital appreciation. The Portfolio invests primarily in the   Management Investment
                                   stocks of companies located in developed foreign countries     Services Limited
                                   that make up the MSCI EAFE Index, plus Canada. The Portfolio also may invest in emerging markets securities. The
                                   Portfolio normally invests at least 80% of its investable
                                   assets in the stocks and other securities with equity
                                   characteristics of companies in developed countries outside the U.S.
-----------------------------------------------------------------------------------------------------------------------
 ASSET ALLOCATION                  SP GROWTH ASSET ALLOCATION PORTFOLIO: seeks to obtain the      Prudential
                                   highest potential total return consistent with the specified   Investments LLC
                                   level of risk tolerance. The Portfolio seeks to provide
                                   long-term growth of capital with consideration also given to current income by investing in several other Series Fund
                                   Portfolios ("Underlying Portfolios"), which currently
                                   consist of domestic equity Portfolios, fixed income
                                   Portfolios, and international equity Portfolios. The
                                   domestic equity component is approximately 64% of the
                                   Portfolio, the fixed income component is approximately 18%
                                   of the Portfolio, and the international equity component is approximately 18% of the Portfolio.
-----------------------------------------------------------------------------------------------------------------------

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO (FORMERLY SP        Goldman Sachs Asset
                                   SMALL/MID CAP VALUE PORTFOLIO): seeks long-term capital        Management, L.P.
                                   growth. The Portfolio normally invests at least 80% of
                                   investable assets in small capitalization companies that are generally believed to be undervalued in the marketplace. The
                                   80% requirement applies at the time the Portfolio invests
                                   its assets. The Portfolio generally defines small
                                   capitalization stocks as stocks of companies with a
                                   capitalization of $4 billion or less.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP VALUE                   SP LARGE CAP VALUE PORTFOLIO: seeks long-term growth of        Hotchkis and Wiley
                                   capital. The Portfolio normally invests at least 80% of        Capital Management
                                   investable assets in common stocks and securities              LLC; J.P. Morgan
                                   convertible into common stock of companies that are believed   Investment Management
                                   to be undervalued and have an above-average potential to       Inc.
                                   increase in price, given the company's sales, earnings, book value, cash flow and recent performance. The Portfolio seeks to achieve its objective through investments primarily in
                                   equity securities of large capitalization companies. The
                                   Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase).
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP CORE                    SP MFS CAPITAL OPPORTUNITIES PORTFOLIO: seeks capital          Massachusetts
                                   appreciation. The Portfolio normally invests at least 65% of   Financial Services
                                   net assets in common stocks and related securities, such as    Company (MFS)
                                   preferred stocks, convertible securities and depositary
                                   receipts for those securities. The Portfolio focuses on
                                   companies that the subadviser believes have favorable growth prospects and attractive valuations based on current and
                                   expected earnings or cash flow. The Portfolio's investments may include securities listed on a securities exchange or
                                   traded in the over-the-counter markets. The subadviser uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that securities are
                                   selected based upon fundamental analysis (such as an
                                   analysis of earnings, cash flows, competitive position and management's abilities). The Portfolio may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP MID CAP GROWTH PORTFOLIO: seeks long-term growth of         Calamos Asset
                                   capital. The Portfolio normally invests at least 80% of        Management, Inc.
                                   investable assets in common stocks and related securities, such as preferred stocks, convertible securities and
                                   depositary receipts for those securities. These securities typically are of medium market capitalizations, which the
                                   subadviser believes have above-average growth potential.
                                   Medium market capitalization companies are defined by the
                                   Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the
                                   Russell Midcap(TM) Growth Index range at the time of the
                                   Portfolio's investment. The Portfolio's investments may
                                   include securities listed on a securities exchange or traded in the over-the-counter markets. The subadviser uses a
                                   bottom-up and top-down analysis in managing the Portfolio.
                                   This means that securities are selected based upon
                                   fundamental analysis, as well as a top-down approach to
                                   diversification by industry and company, and by paying
                                   attention to macro-level investment themes. The Portfolio
                                   may invest in foreign securities (including emerging markets securities).
-----------------------------------------------------------------------------------------------------------------------

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 HIGH YIELD BOND                   SP PIMCO HIGH YIELD PORTFOLIO: seeks maximum total return,     Pacific Investment
                                   consistent with preservation of capital and prudent            Management Company
                                   investment management. The Portfolio normally invests at       LLC (PIMCO)
                                   least 80% of investable assets in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody's Investor Service, Inc.
                                   (Moody's) or Standard & Poor's Ratings Group (S&P), or, if
                                   unrated, determined by the subadviser to be of comparable
                                   quality. The remainder of the Portfolio's assets may be
                                   invested in investment grade fixed income instruments. The duration of the Portfolio normally varies within a two to
                                   six year time frame based on the subadviser's forecast for interest rates. The Portfolio may invest without limit in
                                   U.S. dollar-denominated securities of foreign issuers. The
                                   Portfolio may invest up to 15% of its assets in
                                   euro-denominated securities.
-----------------------------------------------------------------------------------------------------------------------
 BOND                              SP PIMCO TOTAL RETURN PORTFOLIO: seeks maximum total return,   Pacific Investment
                                   consistent with preservation of capital and prudent            Management Company
                                   investment management. The Portfolio invests primarily in      LLC (PIMCO)
                                   investment grade debt securities. The Portfolio normally
                                   invests at least 65% of its assets in a diversified
                                   portfolio of fixed income instruments of varying maturities.
                                   It may also invest up to 10% of its assets in high
                                   yield/high risk securities (also known as "junk bonds")
                                   rated B or higher by Moody's or S&P or, if unrated,
                                   determined by the subadviser to be of comparable quality.
                                   The portfolio duration of this Portfolio normally varies
                                   within a three to six year time frame based on the
                                   subadviser's forecast for interest rates.
-----------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH                    SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO: seeks            Jennison Associates
                                   long-term capital appreciation. The Portfolio normally         LLC
                                   invests at least 80% of investable assets in equity
                                   securities of small and medium sized U.S. companies that the subadviser believes have the potential for above-average
                                   growth. The Portfolio considers small and medium-sized
                                   companies to be those with market capitalizations that are less than the largest capitalization of the Standard and
                                   Poor's Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2003, this number was $11.8
                                   billion. The Portfolio can invest up to 20% of investable
                                   assets in equity securities of companies with larger or
                                   smaller market capitalizations than previously noted. The
                                   Portfolio can invest up to 35% of total assets in foreign
                                   securities. The Portfolio also may use derivatives for
                                   hedging or to improve the Portfolio's returns.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH                  SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO            State Street Research
                                   (FORMERLY SP INVESCO SMALL COMPANY GROWTH PORTFOLIO): seeks    and Management
                                   long-term capital growth. The Portfolio normally invests at    Company
                                   least 80% of investable assets in common stocks of small-
                                   capitalization companies -- those which are included in the
                                   Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or below at the time of purchase. Investments in
                                   small, developing companies carry greater risk than
                                   investments in larger, more established companies.
-----------------------------------------------------------------------------------------------------------------------

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WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO: seeks          Alliance Capital
                                   long-term growth of capital. The Portfolio normally invests    Management, L.P.;
                                   at least 65% of total assets in equity-related securities of   Jennison Associates
                                   U.S. companies that the subadvisers believe to have strong     LLC
                                   capital appreciation potential. The Portfolio's strategy is to combine the efforts of two subadvisers and to invest in the favorite stock selection ideas of three portfolio
                                   managers (two of whom invest as a team). Each subadviser to the Portfolio utilizes a growth style to select
                                   approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest
                                   confidence and may invest more than 5% of the Portfolio's
                                   assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its
                                   assets in a small number of issuers. Investing in a
                                   nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves
                                   greater risk than investing in a diversified portfolio
                                   because a loss resulting from the decline in the value of
                                   one security may represent a greater portion of the total
                                   assets of a nondiversified portfolio.
-----------------------------------------------------------------------------------------------------------------------
 SECTOR                            SP TECHNOLOGY PORTFOLIO (FORMERLY SP ALLIANCE TECHNOLOGY       The Dreyfus
                                   PORTFOLIO): seeks growth of capital. The Portfolio normally    Corporation
                                   invests at least 80% of investable assets in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio also may invest up to 25% of its total assets in foreign
                                   securities. The Portfolio's investments in stocks may
                                   include common stocks, preferred stocks and convertible
                                   securities, including those purchased in initial public
                                   offerings (IPOs). Technology stocks, especially those of
                                   smaller, less-seasoned companies, tend to be more volatile than the overall stock market.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (FORMERLY SP      William Blair &
                                   JENNISON INTERNATIONAL GROWTH PORTFOLIO): seeks long-term      Company, LLC
                                   growth of capital. The Portfolio invests primarily in
                                   equity-related securities of foreign issuers that the
                                   subadviser thinks will increase in value over a period of
                                   years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal
                                   circumstances, the Portfolio invests at least 65% of its
                                   total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies and that have above average growth in earnings and cash flow, improving
                                   profitability, strong balance sheets, management strength
                                   and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects.
-----------------------------------------------------------------------------------------------------------------------

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


                                                                                                        PORTFOLIO
             STYLE/                                                                                     ADVISER/
              TYPE                                INVESTMENT OBJECTIVES/POLICIES                       SUBADVISER
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  JANUS ASPEN SERIES: GROWTH PORTFOLIO -- SERVICE SHARES:        Janus Capital
                                   seeks long-term growth of capital in a manner consistent       Management LLC
                                   with the preservation of capital. The Portfolio invests
                                   primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks and securities convertible into common or preferred stocks. To a lesser
                                   degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies.
                                   The Portfolio invests primarily in common stocks selected
                                   for their growth potential. Although the Portfolio can
                                   invest in companies of any size, it generally invests in
                                   larger, more established companies. Janus Capital generally takes a "bottom up" approach to selecting companies. This
                                   means that it seeks to identify individual companies with
                                   earnings growth potential that may not be recognized by the market at large. The Portfolio will limit its investment in high-yield/high-risk bonds to less than 35% of its net
                                   assets.
-----------------------------------------------------------------------------------------------------------------------
 BALANCED                          EVERGREEN VA FOUNDATION FUND: seeks capital growth and         Evergreen Investment
                                   current income. The Fund invests in a combination of equity    Management Company,
                                   and debt securities. Under normal conditions, the Fund will    LLC
                                   invest at least 25% of its assets in debt securities and the remainder in equity securities. The equity securities that the Fund invests in will primarily consist of the common
                                   stocks, preferred stocks and securities convertible or
                                   exchangeable for common stocks of large U.S. companies
                                   (i.e., companies whose market capitalization falls within
                                   the range tracked by the Russell 1000(R) Index, at the time of purchase). In addition, the equity portion of the Fund
                                   will seek to maintain a weighted average market
                                   capitalization that falls within the range of the Russell
                                   1000(R) Index. The Fund's adviser uses a diversified equity style of management, best defined as a blend between growth and value stocks.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP CORE/BLEND              EVERGREEN VA FUND*: seeks long-term capital growth. The Fund   Evergreen Investment
                                   invests primarily in the common stocks of large U.S.           Management Company,
                                   companies (i.e., companies whose market capitalizations fall   LLC
                                   within the range tracked by the Russell 1000(R) Index, at
                                   the time of purchase). In addition, the Fund will seek to
                                   maintain a weighted average market capitalization that falls within the range of the Russell 1000(R) Index. The Fund's
                                   adviser uses a diversified equity style of management, best defined as a blend between growth and value stocks.
-----------------------------------------------------------------------------------------------------------------------
 MID/LARGE BLEND                   EVERGREEN VA GROWTH AND INCOME FUND**: seeks capital growth    Evergreen Investment
                                   in the value of its shares and current income. The Fund        Management Company,
                                   invests primarily in the common stocks of medium and           LLC
                                   large-sized U.S. companies, (i.e., companies whose market
                                   capitalization falls within the range tracked by the Russell
                                   1000(R) Index, at the time of purchase). In addition, the
                                   Fund will seek to maintain a weighted average market
                                   capitalization that falls within the range of the Russell
                                   1000(R) Index. The Fund's stock selection is based on a
                                   diversified style of equity management that allows it to
                                   invest in both value and growth-oriented equity securities.
-----------------------------------------------------------------------------------------------------------------------



 * EFFECTIVE DECEMBER 5, 2003, THE EVERGREEN VA BLUE CHIP FUND AND THE EVERGREEN VA MASTERS FUND WERE EACH MERGED INTO THE EVERGREEN VA FUND.



** EFFECTIVE DECEMBER 5, 2003, THE EVERGREEN VA CAPITAL GROWTH FUND WAS MERGED INTO THE EVERGREEN VA GROWTH AND INCOME FUND.

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


 SMALL CAP GROWTH                  EVERGREEN VA GROWTH FUND: seeks long-term capital growth.      Evergreen Investment
                                   The Fund seeks to achieve its goal by investing at least 75%   Management Company,
                                   of its assets in common stocks of small and medium-sized       LLC
                                   companies (i.e., companies whose market capitalization falls within the range tracked by the Russell 2000(R) Growth
                                   Index, at the time of purchase). The remaining portion of
                                   the Fund's assets may be invested in companies of any size.
                                   In addition, the Fund will seek to maintain a weighted
                                   average market capitalization that falls within the range of the Russell 2000(R) Growth Index. The Fund's adviser employs a growth-style of equity management and will purchase stocks of companies which have demonstrated earnings, asset values, or growth potential which they believe are not yet reflected in the stock's market price.
-----------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY              EVERGREEN VA INTERNATIONAL EQUITY FUND***: seeks long-term     Evergreen Investment
                                   capital growth and secondarily, modest income. The Fund        Management Company,
                                   invests primarily in equity securities issued by               LLC
                                   established, quality non-U.S. companies located in countries with developed markets and may purchase securities across
                                   all market capitalizations. The Fund may also invest in
                                   emerging markets. The Fund normally invests at least 65% of its assets in the securities of companies in at least three different countries (other than the U.S.) The Fund's adviser seeks both growth and value opportunities.
-----------------------------------------------------------------------------------------------------------------------
 LARGE CAP GROWTH                  EVERGREEN VA OMEGA FUND: seeks long-term capital growth. The   Evergreen Investment
                                   Fund invests primarily in common stocks and securities         Management Company,
                                   convertible into common stocks of U.S. companies across all    LLC
                                   market capitalizations. The Fund's adviser employs a growth style of equity management.
-----------------------------------------------------------------------------------------------------------------------
 SMALL CAP VALUE                   EVERGREEN VA SPECIAL VALUES FUND (FORMERLY EVERGREEN VA        Evergreen Investment
                                   SMALL CAP VALUE FUND): seeks capital growth. The Fund          Management Company,
                                   normally invests at least 80% of its assets in common stocks   LLC
                                   of small U.S. companies (i.e., companies whose market
                                   capitalizations fall within the range tracked by the Russell
                                   2000(R) Index, at the time of purchase). In addition, the
                                   Fund will seek to maintain a weighted average market
                                   capitalization that falls within the range of the Russell
                                   2000(R) Index. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or common stocks of any market capitalization.
-----------------------------------------------------------------------------------------------------------------------



*** EFFECTIVE DECEMBER 5, 2003, THE EVERGREEN VA GLOBAL LEADERS FUND WAS MERGED
    INTO THE EVERGREEN VA INTERNATIONAL EQUITY FUND.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option (DCA Fixed Rate Option).


   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will not be less than 1.5% for the one-year fixed interest rate option, or 3% for the dollar cost averaging fixed rate option. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.


   Payments allocated to the fixed interest rate options become part of Pruco Life of New Jersey's general assets.

ONE-YEAR FIXED INTEREST RATE OPTION

We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year.

DOLLAR COST AVERAGING FIXED RATE OPTION


You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option. Transfers to the one-year fixed interest rate option will remain in the general account.



   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payment allocated to the DCA Fixed Rate Option transferred to the selected variable investment options, or to the one-year fixed interest rate option in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)



   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the investment options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.


   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION


Under the market value adjustment option, we may offer one or more of several guarantee periods provided that the interest rate we are able to declare will be no less than 3% interest annually with respect to any guarantee period. This option is only available in the Contract Without Credit. The market value adjustment option is registered separately from the variable investment options, and the amount of market value adjustment option securities registered is stated in that registration statement.


   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

   You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000 if you choose this option.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period, (d) transfer of the value in the guarantee period, (e) payment of a death benefit, or (f) the date the amount is withdrawn.

   During the 30-day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

(a) withdraw or transfer the value of the guarantee period,

(b) allocate the value to another available guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.


If we do not receive instructions from you concerning the disposition of the contract value in your maturing guarantee period, we will reinvest the amount in the Prudential Money Market Portfolio investment option.


   During the 30-day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to be at least 3%.

   Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses experienced by these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life of New Jersey.

MARKET VALUE ADJUSTMENT

When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically would acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer outside the 30-day period discussed above involves our attributing to you a portion of our investment experience on these bonds and other instruments.

   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. Conversely, if interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- A negative market value adjustment could cause you to lose not only the interest you have earned but also a portion of your principal.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize within the 30-day period discussed above.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN YOUR GUARANTEE PERIOD UNDER YOUR CONTRACT DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS


Subject to certain restrictions, you can transfer money among the variable investment options and the one-year fixed interest rate option. The minimum transfer amount is the lesser of $250 or the amount in the investment option from which the transfer is to be made. In addition, you can transfer your contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, into a variable investment option, or into a one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make outside the 30-day period discussed above. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.


   In general, you may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following unauthorized telephone or electronic instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received. Our business day generally closes at 4:00 p.m. Eastern time. Transfer requests received after 4:00 p.m. Eastern time will take effect at the end of the next business day.

   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.


   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST RATE OPTION, OTHER THAN THE DCA FIXED RATE OPTION, ONLY

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA FIXED RATE OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.



   During the contract accumulation phase, you can make up to 12 transfers each contract year, among the investment options, without charge. Currently we charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers do not count toward the 12 free transfers per year.)


ADDITIONAL TRANSFER RESTRICTIONS


We limit your ability to transfer among your contract's variable investment options as permitted by applicable law. We impose a yearly restriction on transfers. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count transfers that involve one of our systematic programs, such as asset allocation and automated withdrawals.



   Frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers.


   In light of the risks posed to contract owners and other fund investors by frequent transfers, we reserve the right to limit the number of transfers in any contract year for all existing or new contract owners, and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on accumulation unit values or the share prices of the underlying mutual funds; or (b) we are informed by a fund (e.g., by the fund's portfolio manager) that the purchase or redemption of fund shares must be restricted because the fund believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected fund. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular underlying mutual fund. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:


- With respect to each variable investment option (other than the Prudential Money Market Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the option. If you transfer such amount into a particular variable investment option, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another variable investment option, then upon the Transfer Out, the former variable investment option becomes restricted (the "Restricted Option"). Specifically, we will not permit subsequent transfers into the Restricted Option for 90 calendar days after the Transfer Out if the Restricted Option invests in a non-international fund, or 180 calendar days after the Transfer Out if the Restricted Option invests in an international fund. For purposes of this rule, we do not (i) count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and (ii) categorize as a transfer the first transfer that you make after the contract date, if you

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


  make that transfer within 30 calendar days after the contract date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your contract at any time.



- We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving a variable investment option on the business day subsequent to the business day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to contract owners that explains the practice in detail. In addition, if we do implement a delayed exchange policy, we will apply the policy on a uniform basis to all contracts in the relevant class.


- If we deny one or more transfer requests under the foregoing rules, we will inform you promptly of the circumstances concerning the denial.


- We will not implement these rules in jurisdictions that have not approved contract language authorizing us to do so, or may implement different rules in certain jurisdictions if required by such jurisdictions. Contract owners in jurisdictions with such limited transfer restrictions, and contract owners who own variable life insurance or variable annuity contracts (regardless of jurisdiction) that do not impose the above-referenced transfer restrictions, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Because contract owners who are not subject to the same transfer restrictions may have the same underlying mutual fund portfolios available to them, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly, and will not waive a transfer restriction for any contract owner.



   Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.


DOLLAR COST AVERAGING


The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option into any other variable investment option or the one-year fixed interest rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in declining markets.


   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate subsequent purchase payments to be transferred under this option at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.


   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase and is offered without charge.


ASSET ALLOCATION PROGRAM

We recognize the value of having asset allocation models when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your

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representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. Your asset allocation will be prepared based on your answers to the questionnaire. You will not be charged for this service, and you are not obligated to participate or to invest according to program recommendations.

   Asset allocation is a sophisticated method of diversification which allocates assets among classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. You are not obligated to participate or to invest according to the program recommendations. We do not intend to provide any personalized investment advice in connection with these programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. We reserve the right to terminate or change the asset allocation programs at any time. You should consult your representative before electing any asset allocation program.

AUTO-REBALANCING

Once your money has been allocated among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.


   Any transfers you make because of auto-rebalancing are not counted toward the 12 free transfers you are allowed per year. This feature is available only during the contract accumulation phase, and is offered without charge. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.


VOTING RIGHTS

We are the legal owner of the shares of the underlying mutual funds used by the variable investment options. However, we vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a proxy which is a form that you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as shares for which we receive instructions from contract owners. We may change the way your voting instructions are calculated if it is required or permitted by federal or state regulation.

SUBSTITUTION


We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing funds. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.

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        INCOME PHASE? (ANNUITIZATION)
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PAYMENT PROVISIONS

We can begin making annuity payments any time on or after the first contract anniversary. Annuity payments must begin no later than the later of the contract anniversary coinciding with or next following the annuitant's 90th birthday or the tenth contract anniversary.

   Upon annuitization, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.


   The Strategic Partners Plus 3 variable annuity contract offers an optional Guaranteed Minimum Income Benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.


PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT


We make the income plans described below available at any time before the annuity date. These plans are called "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. If an annuity option is not selected by the annuity date, the Life Income Annuity Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.


OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments. The interest rate will be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION


Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate will be at least 3% a year.



   If an annuity option is not selected by the annuity date, this is the option we will automatically select for you.


OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.


TAX CONSIDERATIONS



If your contract is held under a tax-favored plan, as discussed on page 65, you should consider the minimum distribution requirements mentioned on page 67 when selecting your annuity option.



   If a contract is held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

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GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit (GMIB), is an optional feature that guarantees that once the income period begins, your income payments will be no less than the GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the Guaranteed Minimum Income Benefit, you must elect it when you make your initial purchase payment. Once elected, the Guaranteed Minimum Income Benefit cannot be revoked.

   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since the last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments and reduced proportionally by withdrawals.

   The Guaranteed Minimum Income Benefit is subject to certain restrictions described below.

- The annuitant must be 75 or younger in order for you to elect the Guaranteed Minimum Income Benefit.

- If you choose the Guaranteed Minimum Income Benefit, we will impose an annual charge equal to 0.50% for contracts sold on or after May 1, 2004 (0.45% for all other contracts) of the average GMIB protected value described below.


- Under the contract terms governing the GMIB, we can require GMIB participants to invest only in designated underlying mutual funds or can require GMIB participants to invest according to an asset allocation model.


- TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7 YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

   Once the waiting period has elapsed, you will have a 30-day period each year, beginning on the contract anniversary (or in the case of a reset, the anniversary of the most recent reset), during which you may begin the income phase with the Guaranteed Minimum Income Benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments (after a reset, the contract value at the time of the reset), increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment (for a reset, two times the sum of (1) the contract value at the time of the reset, and (2) any invested purchase payments made subsequent to the reset).

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

- the contract anniversary coinciding with or next following the annuitant's 80th birthday,

-  the 7th contract anniversary, or

-  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced proportionally by withdrawals.

EFFECT OF WITHDRAWALS.

In any contract year when the GMIB protected value is increasing at the rate of 5%, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). The GMIB roll-up cap is also reduced by withdrawals in the same manner. Any withdrawals made after the dollar-for-dollar limit has been reached will

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proportionally reduce the GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of any available dollar-for-dollar amount. The resulting percentage is multiplied by both the GMIB protected value and GMIB roll-up cap after subtracting from each the amount of the withdrawal that does not exceed 5%. In each contract year during which the GMIB protected value has stopped increasing at the 5% rate, withdrawals will reduce the GMIB protected value proportionally.


   The following examples of dollar-for-dollar and proportional reductions assume: 1.) the contract date and the effective date of the GMIB are May 1, 2004; 2.) an initial purchase payment of $250,000; 3.) an initial GMIB protected value of $250,000; 4.) an initial 200% cap of $500,000; and 5.) an initial dollar-for-dollar limit of $12,500 (5% of $250,000):

EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION

A $10,000 withdrawal is taken on June 1, 2004 (in the first contract year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the GMIB protected value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:

- The GMIB protected value is reduced by the amount withdrawn (i.e., by $10,000, from $251,038.10 to $241,038.10).

- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $500,000 to $490,000).

- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first contract year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS

A second $10,000 withdrawal is taken on July 1, 2004 (still within the first contract year). Immediately before the withdrawal, the contract value is $220,000 and the GMIB protected value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:

- The GMIB protected value is first reduced by the Remaining Limit (from $242,006.64 to $239,506.64).

- The result is then further reduced by the ratio of A to B, where:

  - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).

  - B is the contract value less the Remaining Limit ($220,000 - $2,500, or $217,500). The resulting GMIB protected value is: $239,506.64 X (1 - ($7,500/$217,500)), or $231,247.79.

  - The GMIB 200% cap is first reduced by the Remaining Limit, (from $490,000 to $487,500).

  - The GMIB 200% cap is then further reduced by the ratio of A to B above ($487,500 x (1-($7,500/$217,500)), or $470,689.66.

- The Remaining Limit is set to zero (0) for the balance of the first contract year.

EXAMPLE 3. DOLLAR-FOR-DOLLAR LIMIT IN SECOND CONTRACT YEAR

A $10,000 withdrawal is made on the first anniversary of the contract date, May 1, 2005 (second contract year). Prior to the withdrawal, the GMIB protected value is $240,838.37. The dollar-for-dollar limit is equal to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:

- The GMIB protected value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).

- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $470,689.66 to $460,689.66).

- The Remaining Limit for the balance of the second contract year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

GMIB RESET FEATURE

You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if

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the annuitant has not yet reached his or her 76th birthday. If you reset, you must wait a new 7-year period from the most recent reset to exercise the Guaranteed Minimum Income Benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (specified in your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.

PAYOUT AMOUNT

The Guaranteed Minimum Income Benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes that we are required to pay, the payout amount will equal the greater of:

1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates (which are generally less favorable than the annuity purchase rates for annuity payments not involving GMIB) and based on the annuity payout option as described below, or

2) the adjusted contract value--that is, the value of the contract adjusted for any market value adjustment minus any charge we impose for premium taxes and withdrawal charges--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS


We currently offer two Guaranteed Minimum Income Benefit annuity payout options. Each option involves payment for at least a period certain of ten years. In calculating the amount of the payments under the GMIB we apply certain assumed interest rates, equal to 2% annually for a waiting period of 7-9 years, and 2.5% annually for waiting periods of 10 years or longer for contracts sold on or after May 1, 2004 (and 2.5% annually for a waiting period of 7-9 years, 3% annually for a waiting period of 10-14 years, and 3.5% annually for waiting periods of 15 years or longer for all other contracts).


GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the Guaranteed Minimum Income Benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the later of the contract anniversary coinciding with or next

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following the annuitant's attainment of age 90 or the 10th contract anniversary.


   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event that your contract value declines significantly due to negative investment performance. If your contract value is not significantly affected by negative investment performance, it is unlikely that the purchase of GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing non-GMIB annuity payout options. Therefore, you may generate higher income payments if you were to annuitize a lower contract value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher GMIB protected value than your value but at the annuity purchase rates guaranteed under the GMIB.


TERMINATING THE GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed Minimum Income Benefit cannot be terminated by the owner once elected. The GMIB automatically terminates as of the date the contract is fully surrendered, on the date the death benefit is payable to your beneficiary (unless your surviving spouse elects to continue the contract), or on the date that your contract value is transferred to begin making annuity payments. The GMIB may also be terminated if you designate a new annuitant who would not be eligible to elect the GMIB based on his or her age at the time of the change.

   Upon termination of the GMIB, we will deduct the charge from your contract value for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year).

INCOME APPRECIATOR BENEFIT


The Income Appreciator Benefit (IAB) is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The Income Appreciator Benefit is designed to provide you with additional funds that can be used to help defray the impact taxes may have on distributions from your contract. IAB may be suitable for you in other circumstances as well, which you can discuss with your registered representative. Because individual circumstances vary, you should consult with a qualified tax advisor to determine whether it would be appropriate for you to elect the Income Appreciator Benefit.


   If you want the Income Appreciator Benefit, you generally must elect it when you make your initial purchase payment. Once you elect the Income Appreciator Benefit, you may not later revoke it.

- The annuitant must be 75 or younger in order for you to elect the Income Appreciator Benefit.


- If you choose the Income Appreciator Benefit, we will impose an annual charge equal to 0.25% of your contract value. See "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract?" on page 55.


ACTIVATION OF THE INCOME APPRECIATOR BENEFIT

YOU CAN ACTIVATE THE INCOME APPRECIATOR BENEFIT AT ANY TIME AFTER IT HAS BEEN IN FORCE FOR SEVEN YEARS. To activate the Income Appreciator Benefit, you must send us a written request in good order.

   Once activated, you can receive the Income Appreciator Benefit:

-  (IAB OPTION 1) at annuitization when determining an annuity payment;

- (IAB OPTION 2) during the accumulation phase through the IAB automatic withdrawal payment program; or

- (IAB OPTION 3) during the accumulation phase as an Income Appreciator Benefit credit to your contract over a 10-year period.


   More information about IAB Option 1 appears below. For information about IAB Options 2 and 3, See "How Can I Access My Money?" on page 59.



   Income Appreciator Benefit payments are treated as earnings and may be subject to tax upon withdrawal. See "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?" on page 62.

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   IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOSE ALL OR PART OF THE IAB.

CALCULATION OF INCOME APPRECIATOR BENEFIT AMOUNT

We will calculate the Income Appreciator Benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable Income Appreciator Benefit percentage based on the number of years the Income Appreciator Benefit has been in force. For purposes of calculating the Income Appreciator Benefit:

- earnings are calculated as the difference between the contract value and the sum of all purchase payments;


- earnings do not include (1) any amount added to the contract value as a result of the Spousal Continuance Benefit (explained on page 51), or (2) if we were to permit you to elect the Income Appreciator Benefit after the contract date, any earnings accrued under the contract prior to that election;


- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;

- the table below shows the Income Appreciator Benefit percentages corresponding to the number of years the Income Appreciator Benefit has been in force.

   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%

IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION

Under this option, if you choose to activate the Income Appreciator Benefit at annuitization, we will calculate the Income Appreciator Benefit amount on the annuity date and add it to the adjusted contract value for purposes of determining the amount available for annuitization. You may apply this amount to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

   UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT

If you exercise the Guaranteed Minimum Income Benefit feature and an Income Appreciator Benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:

1. the adjusted contract value plus the remaining Income Appreciator Benefit amount, calculated at current IAB annuitization rates; or

2. the GMIB protected value plus the remaining Income Appreciator Benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.

   If you exercise the Guaranteed Minimum Income Benefit feature and activate the Income Appreciator Benefit at the same time, you must choose among the Guaranteed Minimum Income Benefit annuity payout options available at the time.

TERMINATING THE INCOME APPRECIATOR BENEFIT

The Income Appreciator Benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract;

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the Spousal Continuance Benefit;

- the date the Income Appreciator Benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;

-  the date of annuitization; or

-  the date the contract terminates.

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HOW WE DETERMINE ANNUITY PAYMENTS


Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (fixed period annuities) or for the duration of the life of the annuitant (and possibly co-annuitant) (life annuities). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 2% to 2.5% for contracts sold on or after May 1, 2004 (and 2.5% to 3.5% for all other contracts). For non-GMIB annuity options, the guaranteed minimum rate is 3%. The GMIB guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted contract value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.


   Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

FIXED PERIOD ANNUITIES

Currently, we offer fixed period annuities only under the Income Appreciator Benefit and non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted contract value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

LIFE ANNUITIES

There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:

- The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.

GUARANTEED AND GMIB ANNUITY PAYMENTS


- Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these developments. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:



1) First, for all annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent birthday and reduce that age by either
   (a) four years, for life annuities under the GMIB sold in contracts on or after May 1, 2004 or (b) two years, with respect to guaranteed payments under life annuities not involving GMIB, as well as GMIB payments under contracts not described in (a) immediately above. For the reasons explained above in this section, the four year age reduction causes a greater reduction in the amount of the annuity payments than does the two-year age reduction.


2) Second, for life annuities under both versions of GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.

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WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION) CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

CURRENT ANNUITY PAYMENTS


Immediately above, we have referenced how we determine annuity payments based on "guaranteed" annuity purchase rates. By "guaranteed" annuity purchase rates, we mean the minimum annuity purchase rates that are set forth in your annuity contract and thus contractually guaranteed by us. "Current" annuity purchase rates, in contrast, refer to the annuity purchase rates that we are applying to contracts that are entering the annuity phase at a given point in time. These current annuity purchase rates vary from period to period, depending on changes in interest rates and other factors. We do not guarantee any particular level of current annuity purchase rates. When calculating current annuity purchase rates, we use the actual age of the annuitant (or co-annuitant), rather than any reduced age.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
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THE DEATH BENEFIT FEATURE PROTECTS THE CONTRACT VALUE FOR THE BENEFICIARY.

BENEFICIARY


The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. A change of beneficiary will take effect on the date you sign the change request form, provided we receive the form in good order. Unless an irrevocable beneficiary has been named, during the accumulation period, you can change the beneficiary at any time before the owner dies. However, if the contract is jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary.


CALCULATION OF THE DEATH BENEFIT


If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there is a sole owner and there is only one beneficiary who is the owner's spouse on the date of death, then the surviving spouse may continue the contract under the Spousal Continuance Benefit. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary on the date of death, then, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page 51.



   Upon receiving appropriate proof of death, the beneficiary will receive the greater of the following:



1) The current contract value (as of the time we receive proof of death in good order). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.



2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen the Guaranteed Minimum Death Benefit (GMDB), the GMDB protected value.


GUARANTEED MINIMUM DEATH BENEFIT


The Guaranteed Minimum Death Benefit provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. If you elect the GMDB feature, you must elect a GMDB protected value option.



   The GMDB protected value option equals the GMDB step-up. The GMDB protected value is calculated daily.


GMDB STEP-UP


IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.


   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However, we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The

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WHAT IS THE DEATH BENEFIT? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

new protected value is $60,000, or 75% of what it was before the withdrawal.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter, we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:


- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met, then the contract can continue, and the spouse will become the new owner of the contract; or


- The spouse can receive the death benefit. A surviving spouse who is eligible for the Spousal Continuance Benefit must choose between that benefit and receiving the death benefit during the first 60 days following our receipt of proof of death.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

SPECIAL RULES IF JOINT OWNERS


If the contract has an owner and a joint owner and they are spouses at the time that one dies, the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" page 51. If the contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end.


PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.


      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the Guaranteed Minimum Income Benefit (with respect to the version of GMIB sold on or after May 1, 2004, we impose no GMIB charge after death) and Income Appreciator Benefit.


   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the owner.


   If the owner and joint owner are not spouses, any portion of the death benefit not applied under Choice 3 within one year of the date of death of the first to die

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

must be distributed within five years of the survivor's date of death.


   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?" on page 62.


SPOUSAL CONTINUANCE BENEFIT


This benefit is available if, on the date we receive proof of the owner's death in good order, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In no event, however, can the annuitant be older than the maximum age for annuitization on the date of the owner's death, nor can the surviving spouse be older than 95 on the date of the owner's death. Assuming the above conditions are present, the surviving spouse can elect the Spousal Continuance Benefit, but must do so no later than 60 days after furnishing proof of the owner's death in good order.


   Upon activation of the Spousal Continuance Benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment. We will waive the $1,000 minimum requirement for the market value adjustment option.

   Under the Spousal Continuance Benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the Spousal Continuance Benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the Spousal Continuance Benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals).

   IF YOU HAVE ELECTED THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding discussion in this section.


   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the Guaranteed Minimum Death Benefit provisions of the contract. The contract may not be continued upon the death of a spouse who had assumed ownership at the contract through the exercise of the Spousal Continuance Benefit.


   IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the Guaranteed Minimum Income Benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the Guaranteed Mini-

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

mum Income Benefit, we will revoke the Guaranteed Minimum Income Benefit under the contract at that time and we will no longer charge for that benefit.

   IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the Income Appreciator Benefit will end unless the contract is continued by the owner's surviving spouse under the Spousal Continuance Benefit. If the contract is continued by the surviving spouse, we will continue to pay the balance of any Income Appreciator Benefit payments until the earliest to occur of the following: (a) the date on which 10 years' worth of IAB automatic withdrawal payments or IAB credits, as applicable, have been paid, (b) the latest date on which annuity payments would have had to have commenced had the owner not died (i.e., the later of the contract anniversary next following the annuitant's 90th birthday or the 10th contract anniversary), or (c) the later of the 10th contract anniversary or the contract anniversary next following the surviving spouse's 90th birthday (or the annuitant's 90th birthday if other than the surviving spouse).

   If the Income Appreciator Benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the Spousal Continuance Benefit, when added to the remainder of the Income Appreciator Benefit waiting period to be satisfied, would preclude the surviving spouse from utilizing the Income Appreciator Benefit, we will revoke the Income Appreciator Benefit under the contract at that time and we will no longer charge for that benefit. If the Income Appreciator Benefit has been in force for 7 contract years or more, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the Income Appreciator Benefit is activated after the contract is continued by the surviving spouse, the Income Appreciator Benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS


        PLUS 3 CONTRACT?

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PURCHASE PAYMENTS


The initial purchase payment is the amount of money you give us to purchase the contract. The minimum initial purchase payment is $10,000, and may not exceed $1,000,000 absent our prior approval. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.



   You may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 85 or younger on the contract date. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday of:


-  the owner,


-  the joint owner,



-  the annuitant, or



-  the co-annuitant.



   Currently, the maximum aggregate purchase payments you may make is $7 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million absent our prior approval.


ALLOCATION OF PURCHASE PAYMENTS


When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options, or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.



   When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. Allocations to the DCA Fixed Rate Option must be no less than $2,000 and, allocations to the market value adjustment option must be no less than $1,000.


   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.


   We generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. Subsequent purchase payments received in good order after 4:00 p.m., Eastern time will be credited on the following business day.


CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options or the market value adjustment option in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the older owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

   Under the Contract With Credit, if the owner returns the contract during the free look period, we will recapture the bonus credits. If we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.


   When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to a variable investment option by the unit price of the accumulation unit for that variable investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.



   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC


                    PARTNERS PLUS 3 CONTRACT?

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THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.


The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.


INSURANCE AND ADMINISTRATIVE CHARGE


Each day, we make a deduction for the insurance and administrative charge. This charge covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a Guaranteed Minimum Death Benefit option, the insurance and administrative charge also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The Guaranteed Minimum Death Benefit risk portion of the charge, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.


   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit option that you choose. The charge is equal to:


   -  1.4% on an annual basis if you choose the base death benefit, and


   - 1.65% on an annual basis if you choose the step-up Guaranteed Minimum Death Benefit option.


   We impose an additional insurance and administrative charge of 0.10% annually (of account value attributable to the variable investment options) for the Contract With Credit.


   If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance risk charge for your contract cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The amount and duration of

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         PARTNERS PLUS 3 CONTRACT? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment being withdrawn was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made.

   The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE    CONTRACT WITH     CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CREDIT WITHDRAWAL   CREDIT WITHDRAWAL
        PAYMENT               CHARGE              CHARGE
-----------------------  -----------------   -----------------
          0                      8%                  7%
          1                      8%                  6%
          2                      8%                  5%
          3                      8%                  4%
          4                      7%                  3%
          5                      6%                  2%
          6                      5%                  1%
          7                      0%                  0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge, and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making deductions for charges.


   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We determine the "charge-free" amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.


   When you make a withdrawal, we will deduct the amount of the withdrawal first from the available charge-free amount. Any excess amount will then be deducted from purchase payments in excess of the charge-free amount and subject to applicable withdrawal charges. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.


   If a withdrawal or transfer is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period, we will make a market value adjustment to the withdrawal amount. We will then apply a withdrawal charge to the adjusted amount.


   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

MINIMUM DISTRIBUTION REQUIREMENTS


If a withdrawal is taken from a tax qualified contract under the minimum distribution option in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What Are The Tax Considerations Associated With The Strategic Partners Plus 3 Contract?" on page 62.


CONTRACT MAINTENANCE CHARGE


On each contract anniversary during the accumulation phase, if your contract value is less than $75,000, we will deduct the lesser of $30 or 2% of your contract value, for administrative expenses. We may raise the level of the contract value at which we waive this fee. The charge will be deducted proportionately from each of the contract's investment options. This same charge will also be deducted when you surrender your contract if your contract value is less than $75,000.

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

GUARANTEED MINIMUM INCOME BENEFIT CHARGE


We will impose an additional charge if you choose the Guaranteed Minimum Income Benefit. FOR CONTRACTS SOLD ON OR AFTER MAY 1, 2004, we will deduct a charge equal to 0.50% per year of the average GMIB protected value for period the charge applies. FOR ALL OTHER CONTRACTS, this is an annual charge equal to 0.45% of the average GMIB protected value for the period the charge applies. We deduct the charge from your contract value on each of the following events:


-  each contract anniversary,

-  when you begin the income phase of the contract,

-  upon a full withdrawal, and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable Guaranteed Minimum Income Benefit charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.


   Because the charge is calculated based on the average GMIB protected value, it does not increase or decrease based on changes to the annuity's contract value due to market performance. If the GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge.


   The charge is deducted annually in arrears each contract year on the contract anniversary. We deduct the amount of the charge pro-rata from the contract value allocated to the variable investment options. If you surrender your contract, begin receiving annuity payments under the GMIB or any other annuity payout option we make available during a contract year, or the GMIB terminates, we will deduct the charge for the portion of the contract year since the prior contract anniversary (or the contract date if in the first contract year). Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable Guaranteed Minimum Income Benefit charge, we will deduct the charge from the amount we pay you.
   THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We will not impose the Guaranteed Minimum Income Benefit charge after the income phase begins.

INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the Income Appreciator Benefit. This is an annual charge equal to 0.25% of your contract value. The Income Appreciator Benefit charge is calculated:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or the first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted.

   Although the Income Appreciator Benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge.

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

   The Income Appreciator Benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. No market value

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         PARTNERS PLUS 3 CONTRACT? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

adjustment will apply to the portion of the charge deducted from the market value adjustment option. Upon a full withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable Income Appreciator Benefit charge, the charge is deducted from the amount paid. The payment of the Income Appreciator Benefit charge will be deemed to be made from earnings for purposes of calculating other charges. THE FACT THAT WE MAY IMPOSE THE CHARGE UPON A FULL OR PARTIAL WITHDRAWAL DOES NOT IMPAIR YOUR RIGHT TO MAKE A WITHDRAWAL AT THE TIME OF YOUR CHOOSING.

   We do not assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization. However, we do assess the IAB charge during the 10-year payment period contemplated by IAB Options 2 and 3. Moreover, you should realize that amounts credited to your contract value under IAB Option 3 increase the contract value, and because the IAB fee is a percentage of your contract value, the IAB fee may increase as a consequence of those additions.

TAXES ATTRIBUTABLE TO PREMIUM

There may be federal and premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a charge against the value of the contract to pay some or all of these taxes. New York does not currently charge premium taxes on annuities. It is our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract (contract date). If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. We have the right to increase this fee up to a maximum of $30 per transfer, but we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

UNDERLYING MUTUAL FUND FEES


When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2003, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
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YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.


   Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be taken proportionately from all of the investment options you have selected. The minimum contract value that must remain in order to keep your contract in force after a withdrawal is $2,000. If you request a withdrawal amount that would reduce the contract value below this minimum, we will withdraw the maximum amount available that, with the withdrawal charge, would not reduce the contract value below such minimum.


   With respect to the variable investment options, we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order. We will deduct applicable charges, if any, from the assets in your contract.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS


We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is generally $100.


   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE


The Income Appreciator Benefit (IAB) is discussed on page 45. As mentioned there, you may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income Appreciator Benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good

        7:

HOW CAN I ACCESS MY MONEY? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

order. Under IAB Options 2 and 3, you can choose to have the Income Appreciator Benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.

   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

Under this option, you elect to receive the Income Appreciator Benefit during the accumulation phase. When you activate the benefit, a 10-year Income Appreciator Benefit automatic withdrawal payment program begins. We will pay you the Income Appreciator Benefit amount in equal installments over a 10 year payment period. You may combine this Income Appreciator Benefit amount with an automated withdrawal amount from your contract value, in which case each combined payment must be at least $100.

   The maximum automated withdrawal payment amount that you may receive from your contract value under this Income Appreciator Benefit program in any contract year during the 10-year period may not exceed 10% of the contract value as of the date you activate the Income Appreciator Benefit.

   Once we calculate the Income Appreciator Benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not to amounts attributable to the Income Appreciator Benefit.

   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the Income Appreciator Benefit amount for the remainder of the 10-year payment period.

DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2


You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining Income Appreciator Benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any Income Appreciator Benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable investment options, fixed interest rate options, or the market value adjustment option in the same proportions as your most recent purchase payment allocation percentages.


   You may discontinue the Income Appreciator Benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the Income Appreciator Benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE


Under this option, you can activate the Income Appreciator Benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these Income Appreciator Benefit credits to the variable investment options, the fixed interest rate options, or the market value adjustment option in the same manner as your current allocation, unless you

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

direct us otherwise. We will waive the $1,000 minimum requirement for the market value adjustment option. We will calculate the Income Appreciator Benefit amount on the date we receive your written request in good order. Once we have calculated the Income Appreciator Benefit, the Income Appreciator Benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.

   Before we add the last Income Appreciator Benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the Income Appreciator Benefit as payments to you (instead of credits to the contract value) under the Income Appreciator Benefit program for the remainder of the 10-year payment period.

   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

EXCESS WITHDRAWALS

   During the 10 year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your contract value in a contract year that exceeds the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn.

   We will deduct the excess withdrawal on a proportional basis from the remaining Income Appreciator Benefit amount. We will then calculate and apply a new reduced Income Appreciator Benefit amount.

   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the Income Appreciator Benefit was activated plus (2) earnings since the Income Appreciator Benefit was activated that have not been previously withdrawn do not reduce the remaining Income Appreciator Benefit amount. Additionally, if the amount withdrawn in any year is less than the excess withdrawal threshold, the difference between the amount withdrawn and the threshold can be carried over to subsequent years on a cumulative basis and withdrawn without causing a reduction to the Income Appreciator Benefit amount.

EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT

We will not make Income Appreciator Benefit payments after the date you make a total withdrawal of the contract surrender value.

SUSPENSION OF PAYMENTS OR TRANSFERS

The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The SEC, by order, permits suspension or postponement of payments for the protection of owners.


   We expect to pay the amount of any withdrawal or process any transfer made from the fixed interest rate options promptly upon request.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC


                    PARTNERS PLUS 3 CONTRACT?

--------------------------------------------------------------------------------


The tax considerations associated with the Strategic Partners Plus 3 contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust, acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.



   This contract may also be purchased as a non-qualified annuity (i.e., a contract not held under a tax-favored retirement plan) by a trust or custodial IRA or 403(b) account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for IRAs or 403(b)s, as applicable, are the responsibility of the applicable trustee or custodian.


CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.


   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract such as the Guaranteed Minimum Death Benefit, should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.



   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.


TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.


   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. Also, if you elect any interest payment option that we may offer, that election will be treated, for tax purposes, as surrendering your contract.



   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;


- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.); or


- the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See "Federal Tax Status" in the Statement of Additional Information.)

   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of gains in the contract as well as the 10% tax penalty of pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES


The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.



   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.



   Tax consequences to the beneficiary vary among the death benefit payment options.

        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC


         PARTNERS PLUS 3 CONTRACT CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


-  Choice 1:  The beneficiary is taxed on earnings in the contract.



- Choice 2: The beneficiary is taxed as amounts are withdrawn (in this case earnings are treated as being distributed first).



- Choice 3: The beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).


REPORTING AND WITHHOLDING ON DISTRIBUTIONS


Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.



   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section below for a discussion regarding withholding rules for tax favored plans (for example, an IRA).


   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION


   Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the variable investment options of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.



   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this prospectus. We will take any action, including modifications to your contract or the investment options, required to comply with such guidelines if promulgated.



   Please refer to the Statement of Additional Information for further information on these diversification and investor control issues.


   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.


   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.



   If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.


   Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.


CONTRACTS HELD BY TAX FAVORED PLANS


The following discussion covers annuity contracts held under tax-favored retirement plans.

   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Code. This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS


   IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 74 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater), less any applicable federal and state income tax withholding.



   CONTRIBUTIONS LIMITS/ROLLOVERS. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. For 2004 the limit is $3,000; increasing in 2005 to 2007 to $4,000; and for 2008 to $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2004 to 2005 and an additional $1,000 in 2006 and years thereafter. The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the

        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC


         PARTNERS PLUS 3 CONTRACT CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

contract funds originally derived from a qualified retirement plan into another
Section 401(a) plan.

   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

- You cannot sell, assign or pledge the contract, other than to Pruco Life of New Jersey;


- The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);


- The date on which annuity payments must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 70 1/2; and


- Death and annuity payments must meet "minimum distribution requirements" (described on page 67).


   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:


-  A 10% "early distribution penalty" (described on page 67);


- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or


-  Failure to take a minimum distribution (also generally described on page 67).



   ROTH IRAs. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:



-  Contributions to a Roth IRA cannot be deducted from your gross income;



- "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements:
   (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or
   (d) for a qualified first time homebuyer distribution within the meaning of
   Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA; and



- If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.



   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may only purchase a contract for a Roth IRA in connection with a "rollover" or "conversion" of amounts of another traditional IRA, conduit IRA, or Roth IRA. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to a Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION



If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.



   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will distribute to you this minimum distribution amount, less any other partial withdrawals that you made during the year.



   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs.


PENALTY FOR EARLY WITHDRAWALS


You may owe a 10% tax penalty on the taxable part of distributions received from an IRA or Roth IRA before you attain age 59 1/2.



   Amounts are not subject to this tax penalty if:



-  the amount is paid on or after you reach age 59 1/2 or die;



-  the amount received is attributable to your becoming disabled; or



- the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).



   Other exceptions to this tax may apply. You should consult your tax advisor for further details.


WITHHOLDING

Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:


- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with three exemptions; and


-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS


ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other

        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC


         PARTNERS PLUS 3 CONTRACT CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

costs related to the contract, as well as any commissions paid to any agent selling the contract.


   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What Are The Expenses Associated With The Strategic Partners Plus 3 Contract" starting on page 55.



   Information about sales representatives and commissions may be found under "Other Information" and "Sale And Distribution Of The Contract" on page 69.


   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

ADDITIONAL INFORMATION


For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 74.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
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PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states.


   Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract.


   Pruco Life of New Jersey publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life of New Jersey that is annually audited by independent accountants. Pruco Life of New Jersey's annual report for the year ended December 31, 2003, together with subsequent periodic reports that Pruco Life of New Jersey files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life of New Jersey annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life of New Jersey is 33-18053. You may read and copy any filings made by Pruco Life of New Jersey with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

THE SEPARATE ACCOUNT


We have established a separate account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (separate account), to hold the assets that are associated with the variable annuity contracts. The separate account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life of New Jersey and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life of New Jersey, including its audited financial statements, is provided in the SAI.


SALE AND DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts under a "best efforts" underwriting agreement with Pruco Life of New Jersey under which PIMS is reimbursed for its costs and expenses. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 (Exchange Act) and a member of the National Association of Securities Dealers, Inc. (NASD).



   Commissions are paid to broker/dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (firms) according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of the firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 8%. Alternative compensation schedules are available that provide a lower initial

        9:

OTHER INFORMATION CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

commission plus ongoing annual compensation based on all or a portion of contract value. We may also provide compensation for providing ongoing service to you in relation to the contract. Commissions and other compensation paid in relation to the contract do not result in any additional charge to you or to the separate account.


   In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms or branches of such firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the contract than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS, and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract.


LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our business, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to Pruco Life of New Jersey and that are typical of the businesses in which Pruco Life of New Jersey operates. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.


   In January 2004, the NASD fined Prudential Equity Group, Inc. (formerly known as Prudential Securities Incorporated) and PIMS $2 million, and ordered the firms to pay customers $9.5 million for sales of fixed and variable annuities that violated a New York State Insurance Department regulation concerning replacement sales and NASD rules. We brought this matter to the New York Insurance Department and the NASD's attention in response to an internal investigation, and in consultation with both New York and the NASD, we have initiated a remediation program for all affected customers which has already provided $8 million in remediation.

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

ASSIGNMENT


You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What Is The Death Benefit," on page 49. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.


   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS


The financial statements of the separate account and Pruco Life of New Jersey, the co-issuer of the Strategic Partners Plus 3 contract, are included in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Federal Tax Status

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING


To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contract owner that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling (877) 778-5008.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA


The general formula under which Pruco Life of New Jersey calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under Strategic Partners Plus 3 is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 +
MVA). The MVA itself is calculated as follows:

                               1 + I
              MVA = [(----------------)to the power of (N/12)] -1
                       1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the interpolated current credited
                 interest rate offered on new money at
                 the time of withdrawal,
                 annuitization, or settlement. (See
                 below for the interpolation formula)
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

The MVA formula with respect to contracts issued in New York is what is depicted above. The formula uses an interpolated rate "J" as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.


MARKET VALUE ADJUSTMENT EXAMPLE

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life of New Jersey for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus
   1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417

   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the power of (38/12) -1 = 0.04902

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04902 = $545.45

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $545.45 = $11,672.56

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life of New Jersey for a guarantee period of 3 years

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

   (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717

   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the power of (38/12) -1 = -0.04098

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04098) = -$455.99

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$455.99) = $10,671.12

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD


The annuity contract offered by this prospectus gives you the opportunity to return the contract for a refund (less any applicable federal and state income tax withholding) within 10 days after it is delivered, or applicable state required period, if longer. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.


ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS


Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA contributions must be made by no later than the due date for filing your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $45,000 in 2004, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $45,000-$55,000. For married couples filing jointly, the applicable dollar limitation is $65,000, with the amount of IRA contribution which may be deducted reduced proportionately between $65,000-$75,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $55,000 for individuals and $75,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.


   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you should contribute more than the maximum contribution amount to your IRA, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.


   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See "Premature Distributions" on page 75).


IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.


   Contributions in excess of the contribution limits may be subject to penalty. See "Contributions And Deductions" on page 74. If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.


   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA and reinvest it in another IRA. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.


   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or Simplified Employee Pension IRA to an IRA or to another qualified retirement plan or 457 government plan.


DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA to anyone. Use of an IRA as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA. In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2


Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. You may elect to receive the distribution under any one of the periodic payment options available

IRA DISCLOSURE STATEMENT CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.


(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age
70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is defined under IRS regulations. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS


If you (or your surviving spouse) die before receiving the entire value of your IRA, the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary, or as a program of minimum distributions. This annuity or minimum distribution programs must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.


ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code;

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                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

   The contract may not be available to Roth IRA's in New York.

REPORTING TO THE IRS

   Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. If you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

         APPENDIX A

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


As we have indicated throughout this prospectus, the Strategic Partners Plus 3 Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19101.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES: (BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18439                       $1.24006                              0
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.17721                       $1.25778                              0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.20571                       $1.28481                              0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $0.99549                       $0.99449                              0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.15290                       $1.22414                              0
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12896                       $1.22392                              0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.21452                       $1.27916                              0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18805                       $1.22149                              0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12456                       $1.19626                              0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13994                       $1.17938                              0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14798                       $1.19393                              0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.10288                       $1.13654                              0
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.17037                       $1.24835                              0
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13314                       $1.23393                              0
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.22255                       $1.29026                              0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18371                       $1.23975                              0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13457                       $1.21457                              0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14453                       $1.20717                              0
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.31609                       $1.33928                              0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.16169                       $1.19841                              0
* DATE THAT THE ANNUITY WAS FIRST OFFERED.
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
(BASE DEATH BENEFIT 1.40)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                          AT BEGINNING OF PERIOD              AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.02971                       $1.04684                              0
SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.35478                       $1.36653                              0
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003 to 12/31/2003               $1.29042                       $1.30191                              0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14518                       $1.19388                              0
SP TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.32609                       $1.34037                              0
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003 to 12/31/2003               $1.26410                       $1.35112                              0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/4/2003               $1.11786                       $1.14078                              0
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/4/2003               $1.05277                       $1.09104                              0
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.08315                       $1.12625                              0
EVERGREEN VA FUND
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003              $9.92203                      $10.34285                              0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/4/2003               $1.10453                       $1.13581                              0
EVERGREEN VA GROWTH AND INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003              $9.91859                      $10.39784                              0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.32545                       $1.35076                              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003              $9.98995                      $10.44289                              0
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/4/2003               $1.21763                       $1.24212                              0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.30024                       $1.33662                              0
EVERGREEN VA SPECIAL VALUES FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.17920                       $1.25261                              0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.19749                       $1.24622                              0



 * DATE THAT THE ANNUITY WAS FIRST OFFERED.


** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES:
(GMDB STEP-UP AND CONTRACT WITH CREDIT 1.75)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18098                       $1.23592                           2,372
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.17369                       $1.25343                          65,583
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.20227                       $1.28057                          45,053
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $0.99244                       $0.99097                          18,163
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14951                       $1.21997                          90,916
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12571                       $1.21982                          15,642
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.21097                       $1.27479                         445,390
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18466                       $1.21743                               0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12120                       $1.19212                          59,555
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13666                       $1.17543                          72,305
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14451                       $1.18975                         226,064
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.09974                       $1.13276                          61,988
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.16707                       $1.24425                         628,588
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.12984                       $1.22973                          76,240
SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.21891                       $1.28582                          78,384
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.18041                       $1.23575                         105,091
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.13121                       $1.21039                           1,815
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14120                       $1.20305                          11,550
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.31221                       $1.33469                          58,962
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.15822                       $1.19418                         187,203



* DATE THAT THE ANNUITY WAS FIRST OFFERED.
                                                                                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


ACCUMULATION UNIT VALUES (CONTINUED):
(GMDB STEP-UP AND CONTRACT WITH CREDIT 1.75)
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.02657                       $1.04315                         540,503
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.35080                       $1.36187                          19,634
SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003 to 12/31/2003               $1.28652                       $1.29734                          49,696
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.14165                       $1.18963                          33,927
SP TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.32227                       $1.33585                           5,923
SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003 to 12/31/2003               $1.26038                       $1.34648                           7,716
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/4/2003               $1.11450                       $1.13707                               0
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/4/2003               $1.04966                       $1.08757                               0
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.08005                       $1.12247                               0
EVERGREEN VA FUND
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003              $9.92194                      $10.34023                           3,484
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/4/2003               $$1.10138                      $1.13230                               0
EVERGREEN VA GROWTH AND INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003              $9.91850                      $10.39518                          10,586
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.32164                       $1.34619                               0
EVERGREEN VA INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
         12/5/2003** to 12/31/2003              $9.98985                      $10.44021                           1,416
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/4/2003               $1.21405                       $1.23816                               0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.29646                       $1.33214                          95,238
EVERGREEN VA SPECIAL VALUES FUND
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.17585                       $1.24845                               0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         11/10/2003* to 12/31/2003              $1.19390                       $1.24188                          18,485



 * DATE THAT THE ANNUITY WAS FIRST OFFERED.


** DATE THAT THE FUND FIRST BECAME AVAILABLE WITHIN THIS ANNUITY.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9

         APPENDIX B

HYPOTHETICAL ILLUSTRATIONS
--------------------------------------------------------------------------------

The illustrations set out in the following tables depict hypothetical values based on the following salient assumptions:

      We assume that (i) the contract was issued to a male who was 60 years old on the contract date, (ii) he made a single purchase payment of $100,000 on the contract date, and (iii) he took no withdrawals during the time period illustrated.


      To calculate the contract values illustrated on the following pages, we start with certain hypothetical rates of return (i.e., gross rates of return equal to 0%, 6% and 10% annually). The hypothetical gross rates of return are first reduced by the arithmetic average fees of the mutual funds underlying the variable investment options. To compute the arithmetic average of the fees of the underlying mutual funds, we added the investment management fees, other expenses, and any 12b-1 fees of each underlying mutual fund and then divided that sum by the number of mutual funds within the annuity product. In other words, we assumed hypothetically that values are allocated equally among the variable investment options. If you allocated the contract value unequally among the variable investment options, that would affect the amount of mutual fund fees that you bear indirectly, and thereby would influence the values under the annuity contract. Based on the fees of the underlying mutual funds as of December 31, 2003 (not giving effect to the expense reimbursements or expense waivers that are described in the prospectus fee table), the arithmetic average fund fees were equal to 1.09% annually. If we did take expense reimbursements and waivers into account here, that would have lowered the arithmetic average, and thereby increased the illustrated values. The hypothetical gross rates of return are next reduced by the insurance and administrative charge associated with the selected death benefit option. Finally, the contract value is reduced by the annual charges for the optional benefits that are illustrated as well as by the contract maintenance charge.



      The hypothetical gross rates of return of 0%, 6% and 10% annually, when reduced by the arithmetic average mutual fund fees and the insurance and administrative charge, correspond to net annual rates of return of -2.68%, 3.15% and 7.05%, respectively. These net rates of return do not reflect the contract maintenance charge or the charges for optional benefits. If those charges were reflected in the above-referenced net returns, then the net returns would be lower.


      An 'N/A' in these columns indicates that the benefit cannot be exercised in that year.

      A '0' in these columns indicates that the contract has terminated due to insufficient account value and, consequently, the guaranteed benefit has no value.

      The values that you actually realize under a contract will be different from what is depicted here if any of the assumptions we make here differ from your circumstances. We will provide you with a personalized illustration upon request.

      Please see your prospectus for the meaning of the terms used here and for a description of how the various illustrated features operate.

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


STRATEGIC PARTNERS PLUS 3

$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS

MALE, ISSUE AGE 60
BENEFITS:

    STEP-UP GUARANTEED MINIMUM DEATH BENEFIT

    GUARANTEED MINIMUM INCOME BENEFIT
    INCOME APPRECIATOR BENEFIT

    CONTRACT WITHOUT CREDIT


10% ASSUMED RATE OF RETURN

--------------------------------------------------------------------------------

            PROJECTED VALUE               DEATH BENEFIT                     LIVING BENEFIT(S)
---------------------------------------   -------------   ------------------------------------------------------
                                                                    IAB                         GMIB
                                                          ------------------------   ---------------------------
                                                                                                      GMIB
                                                                                                   GUARANTEED
                                                                                                  ANNUAL PAYOUT
                                              DEATH                      AMOUNT        GMIB      FOR SINGLE LIFE
       ANNUITANT   CONTRACT   SURRENDER      BENEFIT                  AVAILABLE TO   PROTECTED    WITH 10 YEAR
YEAR      AGE       VALUE       VALUE         VALUE       IAB VALUE    ANNUITIZE       VALUE     PERIOD CERTAIN
----------------------------------------------------------------------------------------------------------------
1         61       106,267     100,867       106,267           N/A          N/A       105,000            N/A
2         62       112,934     108,434       112,934           N/A          N/A       110,250            N/A
3         63       120,026     116,426       120,026           N/A          N/A       115,763            N/A
4         64       127,570     124,870       127,570           N/A          N/A       121,551            N/A
5         65       135,596     133,796       135,596           N/A          N/A       127,628            N/A
6         66       144,136     143,236       144,136           N/A          N/A       134,010            N/A
7         67       153,221     153,221       153,221         7,983      161,204       140,710          7,738
8         68       162,888     162,888       162,888         9,433      172,322       147,746          8,400
9         69       173,175     173,175       173,175        14,635      187,810       155,133          9,121
10        70       184,121     184,121       184,121        16,824      200,945       162,889         10,695
15        75       250,365     250,365       250,365        37,591      287,957       200,000         16,194
20        80       341,828     341,828       341,828        60,457      402,285       200,000         19,834
25        85       468,795     468,795       468,795        92,199      560,994       200,000         25,369
30        90       645,050     645,050       645,050       136,262      781,312       200,000         31,911
----------------------------------------------------------------------------------------------------------------

      LIVING BENEFIT(S)
----  ------------------
             GMIB
      ------------------
      PROJECTED CONTRACT
        ANNUAL ANNUITY
      PAYOUT FOR SINGLE
         LIFE ANNUITY
         WITH 10 YEAR
YEAR    PERIOD CERTAIN
----  ------------------
1              N/A
2              N/A
3              N/A
4              N/A
5              N/A
6              N/A
7            9,850
8           10,789
9           11,821
10          13,230
15          21,603
20          33,490
25          52,554
30          78,919
-------------------------------------------



6% ASSUMED GROSS RATE OF RETURN

--------------------------------------------------------------------------------

            PROJECTED VALUE               DEATH BENEFIT                     LIVING BENEFIT(S)
---------------------------------------   -------------   ------------------------------------------------------
                                                                    IAB                         GMIB
                                                          ------------------------   ---------------------------
                                                                                                      GMIB
                                                                                                   GUARANTEED
                                                                                                  ANNUAL PAYOUT
                                              DEATH                      AMOUNT        GMIB      FOR SINGLE LIFE
       ANNUITANT   CONTRACT   SURRENDER      BENEFIT                  AVAILABLE TO   PROTECTED    WITH 10 YEAR
YEAR      AGE       VALUE       VALUE         VALUE       IAB VALUE    ANNUITIZE       VALUE     PERIOD CERTAIN
----------------------------------------------------------------------------------------------------------------
1         61       102,385      96,985       102,385           N/A          N/A       105,000            N/A
2         62       104,812     100,312       104,812           N/A          N/A       110,250            N/A
3         63       107,284     103,684       107,284           N/A          N/A       115,763            N/A
4         64       109,799     107,099       109,799           N/A          N/A       121,551            N/A
5         65       112,357     110,557       112,357           N/A          N/A       127,628            N/A
6         66       114,957     114,057       114,957           N/A          N/A       134,010            N/A
7         67       117,601     117,601       117,601         2,640      120,241       140,710          7,460
8         68       120,287     120,287       120,287         3,043      123,330       147,746          8,058
9         69       123,014     123,014       123,014         4,603      127,617       155,133          8,708
10        70       125,783     125,783       125,783         5,157      130,939       162,889         10,000
15        75       140,235     140,235       140,235        10,059      150,293       200,000         14,318
20        80       156,461     156,461       156,461        14,115      170,576       200,000         16,305
25        85       175,178     175,178       175,178        18,794      193,972       200,000         18,996
30        90       196,768     196,768       196,768        24,192      220,959       200,000         21,276
----------------------------------------------------------------------------------------------------------------

      LIVING BENEFIT(S)
----  ------------------
             GMIB
      ------------------
      PROJECTED CONTRACT
        ANNUAL ANNUITY
      PAYOUT FOR SINGLE
         LIFE ANNUITY
         WITH 10 YEAR
YEAR    PERIOD CERTAIN
----  ------------------
1              N/A
2              N/A
3              N/A
4              N/A
5              N/A
6              N/A
7            7,347
8            7,722
9            8,118
10           8,621
15          11,275
20          14,200
25          18,171
30          22,319
--------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS 3 PROSPECTUS  SECTIONS 1-9


0% ASSUMED GROSS RATE OF RETURN

--------------------------------------------------------------------------------

            PROJECTED VALUE               DEATH BENEFIT                     LIVING BENEFIT(S)
---------------------------------------   -------------   ------------------------------------------------------
                                                                    IAB                         GMIB
                                                          ------------------------   ---------------------------
                                                                                                      GMIB
                                                                                                   GUARANTEED
                                                                                                  ANNUAL PAYOUT
                                              DEATH                      AMOUNT        GMIB      FOR SINGLE LIFE
       ANNUITANT   CONTRACT   SURRENDER      BENEFIT                  AVAILABLE TO   PROTECTED    WITH 10 YEAR
YEAR      AGE       VALUE       VALUE         VALUE       IAB VALUE    ANNUITIZE       VALUE     PERIOD CERTAIN
----------------------------------------------------------------------------------------------------------------
1         61        96,560     91,160        100,000         N/A            N/A       105,000            N/A
2         62        93,195     88,695        100,000         N/A            N/A       110,250            N/A
3         63        89,902     86,302        100,000         N/A            N/A       115,763            N/A
4         64        86,677     83,977        100,000         N/A            N/A       121,551            N/A
5         65        83,517     81,717        100,000         N/A            N/A       127,628            N/A
6         66        80,418     79,518        100,000         N/A            N/A       134,010            N/A
7         67        77,377     77,377        100,000           0         77,377       140,710          7,323
8         68        74,391     74,391        100,000           0         74,391       147,746          7,896
9         69        71,426     71,426        100,000           0         71,426       155,133          8,518
10        70        68,510     68,510        100,000           0         68,510       162,889          9,694
15        75        54,568     54,568        100,000           0         54,568       200,000         13,632
20        80        42,178     42,178        100,000           0         42,178       200,000         15,230
25        85        31,498     31,498        100,000           0         31,498       200,000         17,364
30        90        22,293     22,293        100,000           0         22,293       200,000         18,980
----------------------------------------------------------------------------------------------------------------

      LIVING BENEFIT(S)
----  ------------------
             GMIB
      ------------------
      PROJECTED CONTRACT
        ANNUAL ANNUITY
      PAYOUT FOR SINGLE
         LIFE ANNUITY
         WITH 10 YEAR
YEAR    PERIOD CERTAIN
----  ------------------
1             N/A
2             N/A
3             N/A
4             N/A
5             N/A
6             N/A
7           4,728
8           4,658
9           4,585
10          4,511
15          4,094
20          3,511
25          2,951
30          2,252
---------------------------------------------------------------------------------



The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment



The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The contract values and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0%, 6% or 10% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.



                            EXPLANATION OF HEADINGS



CONTRACT VALUE -- The projected total value of the annuity at the beginning of the period indicated, after all fees other than withdrawal charges have been deducted.



SURRENDER VALUE -- The projected cash value of the annuity after any applicable fees and withdrawal charges payable on surrender.



DEATH BENEFIT VALUE -- Value of base death benefit or GMDB, as indicated.



IAB VALUE -- Percentage of earnings in the contract upon IAB activation based on the length of time the contract is in force: 7-9 years, 15%; 10-14 years, 20%; 15+ years, 25%. See prospectus for more complete information.



AMOUNT AVAILABLE TO ANNUITIZE -- The contract value plus the IAB value. See prospectus for more complete information.



GMIB PROTECTED VALUE -- Purchase payments (adjusted for withdrawals) compounded at 5% annually up to the later of age 80 or 7 years from issue or last reset, subject to a 200% cap. See prospectus for more complete information.



GMIB GUARANTEED ANNUAL PAYOUT FOR SINGLE LIFE WITH 10-YEAR PERIOD CERTAIN -- The payout determined by applying the GMIB protected value (and IAB value if IAB is elected) to the GMIB guaranteed annuity purchase rates contained in the contract. The payout represents the minimum payout to be received when annuitizing the contract based on the illustrated assumptions. See prospectus for more complete information.



PROJECTED CONTRACT ANNUAL ANNUITY PAYOUT FOR SINGLE LIFE ANNUITY WITH 10-YEAR PERIOD CERTAIN -- The hypothetical annuity payout based on the projected contract value (and IAB value if IAB is elected) calculated using the minimum payout rates guaranteed under the contract ("Guaranteed Minimum Payout Rates").



If the GMIB benefit is elected, the greater of the following would be paid at annuitization:



    (1) The GMIB Guaranteed Payout, or



    (2) The annuity payout available under the contract that is calculated based on the actual contract value at annuitization and the better of the Guaranteed Minimum Annuity Payout Rates or the Current Annuity Payout Rates in effect at the time of annuitization. To show how the GMIB rider works relative to the annuity payout available under the contract we included the Projected Contract Annuity Payout column which shows hypothetical annuity payouts based on the projected contract values and the Guaranteed Minimum Payout Rates. We did not illustrate any hypothetical annuity payouts based on Current Annuity Payout Rates because these rates are subject to change at any time; however, historically the annuity payout provided under such Current Annuity Payout Rates have been significantly higher than the annuity payout that would be provided under Guaranteed Minimum Annuity Payout Rates.

                       This page intentionally left blank

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

P2401NY

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2004

       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

         The Strategic Partners(SM) Annuity One 3 and Strategic Partners(SM) Plus 3 annuity contract (the "Contract") is an individual variable annuity contract issued by the Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account"). The Contract is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Strategic Partners Annuity One 3 and Strategic Partners Plus 3 prospectuses, dated May 1, 2004. To obtain a copy of either prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19101, or contact us by telephone at (888) PRU-2888.


                                TABLE OF CONTENTS

COMPANY..........................................        2
EXPERTS..........................................        2
PRINCIPAL UNDERWRITER............................        2
ALLOCATION OF INITIAL PURCHASE PAYMENT...........        2
DETERMINATION OF ACCUMULATION UNIT VALUES........        3
FEDERAL TAX STATUS...............................       12
DIRECTORS AND OFFICERS...........................       13
FINANCIAL STATEMENTS.............................       15
SEPARATE ACCOUNT FINANCIAL INFORMATION...........       A1
COMPANY FINANCIAL INFORMATION....................       B1

     PRUCO LIFE INSURANCE COMPANY       PRUDENTIAL ANNUITY SERVICE CENTER
            OF NEW JERSEY                         P.O. BOX 7960
        213 WASHINGTON STREET            PHILADELPHIA, PENNSYLVANIA 19101
        NEWARK, NJ 07102-2992               TELEPHONE: (888) PRU-2888

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

                                     COMPANY

         Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. Pruco Life of New Jersey is licensed to sell life insurance and annuities in the states of New Jersey and New York.

         Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company, which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                     EXPERTS

         The financial statements of Pruco Life of New Jersey as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003 and the financial statements of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account as of December 31, 2003 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                              PRINCIPAL UNDERWRITER

         Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the Contract on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

         During 2003, $2,697,176 was paid to PIMS for its services as principal underwriter with respect to the version of the Contract described in the prospectus. During 2003, PIMS retained none of those commissions.

         As discussed in each prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.

                     ALLOCATION OF INITIAL PURCHASE PAYMENT

         As discussed in each prospectus, we generally will credit the initial purchase payment to your Contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation. When we receive the minimum initial purchase payment and any other "good order" information that we need, we will thereafter allocate your purchase payment in the manner that you have specified.

                    DETERMINATION OF ACCUMULATION UNIT VALUES

         The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE 3 CONTRACT AND CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other funds held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.


         As we have indicated in each prospectus, Strategic Partners Annuity One 3 and Strategic Partners Plus 3 is a contract that allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2003. Here, we set out unit values corresponding to the remaining unit values.

                        STRATEGIC PARTNERS ANNUITY ONE 3

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)

                                                                                                         NUMBER OF
                                                            ACCUMULATION UNIT     ACCUMULATION       ACCUMULATION UNITS
                                                           VALUE AT BEGINNING   UNIT VALUE AT END   OUTSTANDING AT END
                                                                OF PERIOD           OF PERIOD            OF PERIOD
JENNISON PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.18348            $1.23895              412,958

PRUDENTIAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.17614            $1.25647              304,453

PRUDENTIAL GLOBAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.20479            $1.28371              147,121

PRUDENTIAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $0.99454            $0.99350              480,923

PRUDENTIAL STOCK INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.15197            $1.22298              748,742

PRUDENTIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.12814            $1.22287              196,522

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.21355            $1.27795              119,834

SP AIM AGGRESSIVE GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.18718            $1.22047              114,911

SP AIM CORE EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.12346            $1.19493               28,181

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.13909            $1.17831              176,193

SP BALANCED ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14700            $1.19278              896,650

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.10203            $1.13549              368,931

SP DAVIS VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.16951            $1.24728              514,371

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.13218            $1.23267              134,917

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.22141            $1.28895              636,025

SP GROWTH ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.18274            $1.23860              421,234

SP LARGE CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.13351            $1.21326              272,797

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14369            $1.20608               19,765

SP MID CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.31504            $1.33798              124,590

SP PIMCO HIGH YIELD PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.16054            $1.19699              360,034

* Date that this annuity was first offered.

SP PIMCO TOTAL RETURN PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.02883            $1.04577             1,399,741

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.35353            $1.36507               249,564

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.28929            $1.30057                51,713

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14407            $1.19257                56,296

SP TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.32497            $1.33906                61,971

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.26298            $1.34972               188,084

JANUS ASPEN SERIES - GROWTH PORTFOLIO -
  SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.19640            $1.24493                66,403

* Date that this annuity was first offered.

                            STRATEGIC PARTNERS PLUS 3

ACCUMULATION UNIT VALUES: BASE DEATH BENEFIT; CONTRACT WITH CREDIT (1.50)

                                                                                                         NUMBER OF
                                                            ACCUMULATION UNIT     ACCUMULATION      ACCUMULATION UNITS
                                                           VALUE AT BEGINNING   UNIT VALUE AT END   OUTSTANDING AT END
                                                                OF PERIOD           OF PERIOD            OF PERIOD
JENNISON PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.18348            $1.23895                   0

PRUDENTIAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.17614            $1.25647                   0

PRUDENTIAL GLOBAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.20479            $1.28371                   0

PRUDENTIAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $0.99454            $0.99350                   0

PRUDENTIAL STOCK INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.15197            $1.22298                   0

PRUDENTIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.12814            $1.22287              20,870

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.21355            $1.27795                   0

SP AIM AGGRESSIVE GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.18718            $1.22047                   0

SP AIM CORE EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.12346            $1.19493                   0

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.13909            $1.17831               8,320

SP BALANCED ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14700            $1.19278                   0

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.10203            $1.13549              15,405

SP DAVIS VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.16951            $1.24728                   0

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.13218            $1.23267                   0

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.22141            $1.28895                   0

SP GROWTH ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.18274            $1.23860                   0

SP LARGE CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.13351            $1.21326                   0

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14369            $1.20608                   0

SP MID CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14369            $1.33798                   0

SP PIMCO HIGH YIELD PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.16054            $1.19699              34,358

* Date that this annuity was first offered.

SP PIMCO TOTAL RETURN PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.02883            $ 1.04577                   0

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.35353            $ 1.36507                   0

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.28929            $ 1.30057                   0

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14407            $ 1.19257                   0

SP TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.32497            $ 1.33906                   0

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.26298            $ 1.34972                   0

EVERGREEN VA BLUE CHIP FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/4/2003                                 $1.11685            $ 1.13965                   0

EVERGREEN VA CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/4/2003                                 $1.05192             $1.09010                   0

EVERGREEN VA FOUNDATION FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.08220            $ 1.12509                   0

EVERGREEN VA FUND
-----------------------------------------------------------------------------------------------------------------------
       12/5/2003** to 12/31/2003                                $9.92201            $10.34209               1,144

EVERGREEN VA GLOBAL LEADERS FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/4/2003                                 $1.10358            $ 1.13474                   0

EVERGREEN VA GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
       12/5/2003** to 12/31/2003                                $9.91857            $10.39708                   0

EVERGREEN VA GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.32441            $ 1.34951                   0

EVERGREEN VA INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
       12/5/2003** to 12/31/2003                                $9.98992            $10.44212                   0

EVERGREEN VA MASTERS FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/4/2003                                 $1.21658            $ 1.24098                   0

EVERGREEN VA OMEGA FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.29915            $ 1.33535               2,728

EVERGREEN VA SPECIAL VALUES FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.17827            $ 1.25143               9,106

JANUS ASPEN SERIES - GROWTH PORTFOLIO -
  SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.19640            $ 1.24493                   0

* Date that this annuity was first offered.
** Date that the fund first became available within this annuity.

                        STRATEGIC PARTNERS ANNUITY ONE 3

ACCUMULATION UNIT VALUES: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT; CONTRACT WITHOUT CREDIT (1.65)

                                                                                                         NUMBER OF
                                                            ACCUMULATION UNIT     ACCUMULATION      ACCUMULATION UNITS
                                                           VALUE AT BEGINNING   UNIT VALUE AT END   OUTSTANDING AT END
                                                                OF PERIOD           OF PERIOD            OF PERIOD
JENNISON PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.18188            $1.23707               8,644

PRUDENTIAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.17468            $1.25467              23,285

PRUDENTIAL GLOBAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.20330            $1.28183              25,247

PRUDENTIAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $0.99356            $0.99219              11,391

PRUDENTIAL STOCK INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.15053            $1.22123              52,521

PRUDENTIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.12669            $1.22106              35,055

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.21215            $1.27619                   0

SP AIM AGGRESSIVE GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.18566            $1.21864               4,725

SP AIM CORE EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.12213            $1.19327                   0

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.13759            $1.17656                   0

SP BALANCED ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14552            $1.19102              37,859

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.10056            $1.13376                   0

SP DAVIS VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.16804            $1.24544              10,915

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.13084            $1.23097                   0

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.21985            $1.28700              21,736

SP GROWTH ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.18125            $1.23681                   0

SP LARGE CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.13219            $1.21162              13,056

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14214            $1.20421                   0

SP MID CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14214            $1.33593               8,091

SP PIMCO HIGH YIELD PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.15917            $1.19539              35,271

SP PIMCO TOTAL RETURN PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.02742            $1.04416              16,148

* Date that this annuity was first offered.

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.35197            $1.36323              17,233

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.28765            $1.29864                   0

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14262            $1.19082               4,079

SP TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.32340            $1.33722                   0

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.26136            $1.34770               7,936

JANUS ASPEN SERIES - GROWTH PORTFOLIO -
  SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.19497            $1.24316               8,611

* Date that this annuity was first offered.

                            STRATEGIC PARTNERS PLUS 3

ACCUMULATION UNIT VALUES: STEP-UP GUARANTEED MINIMUM DEATH BENEFIT; CONTRACT WITHOUT CREDIT (1.65)

                                                                                                         NUMBER OF
                                                            ACCUMULATION UNIT     ACCUMULATION      ACCUMULATION UNITS
                                                           VALUE AT BEGINNING   UNIT VALUE AT END   OUTSTANDING AT END
                                                                OF PERIOD           OF PERIOD            OF PERIOD
JENNISON PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.18188            $1.23707                 0

PRUDENTIAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.17468            $1.25467                 0

PRUDENTIAL GLOBAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.20330            $1.28183                 0

PRUDENTIAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $0.99356            $0.99219                 0

PRUDENTIAL STOCK INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.15053            $1.22123                 0

PRUDENTIAL VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.12669            $1.22106                 0

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.21215            $1.27619                 0

SP AIM AGGRESSIVE GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.18566            $1.21864                 0

SP AIM CORE EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.12213            $1.19327                 0

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.13759            $1.17656                 0

SP BALANCED ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14552            $1.19102                 0

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.10056            $1.13376                 0

SP DAVIS VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.16804            $1.24544                 0

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.13084            $1.23097                 0

SP GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.21985            $1.28700                 0

SP GROWTH ASSET ALLOCATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.18125            $1.23681                 0

SP LARGE CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.13219            $1.21162                 0

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14214            $1.20421                 0

SP MID CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14214            $1.33593                 0

SP PIMCO HIGH YIELD PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.15917            $1.19539                 0

SP PIMCO TOTAL RETURN PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.02742            $1.04416                 0



* Date that this annuity was first offered.

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.35197            $ 1.36323                 0

SP STATE STREET RESEARCH SMALL CAP GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.28765            $ 1.29864                 0

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.14262            $ 1.19082                 0

SP TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.32340            $ 1.33722                 0

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.26136            $ 1.34770                 0

EVERGREEN VA BLUE CHIP FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/4/2003                                 $1.11546            $ 1.13811                 0

EVERGREEN VA CAPITAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/4/2003                                 $1.05053            $ 1.08853                 0

EVERGREEN VA FOUNDATION FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.08089            $ 1.12349                 0

EVERGREEN VA FUND
-----------------------------------------------------------------------------------------------------------------------
       12/5/2003** to 12/31/2003                                $9.92197            $10.34095                 0

EVERGREEN VA GLOBAL LEADERS FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/4/2003                                 $1.10224            $ 1.13325                 0

EVERGREEN VA GROWTH AND INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
       12/5/2003** to 12/31/2003                                $9.91853            $10.39594                 0

EVERGREEN VA GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.32261            $ 1.34741                 0

EVERGREEN VA INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
       12/5/2003** to 12/31/2003                                $9.98988            $10.44097                 0

EVERGREEN VA MASTERS FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/4/2003                                 $1.21499            $ 1.23923                 0

EVERGREEN VA OMEGA FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.29754            $ 1.33341                 0

EVERGREEN VA SPECIAL VALUES FUND
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.17696            $ 1.24979                 0

JANUS ASPEN SERIES - GROWTH PORTFOLIO -
  SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------
       11/10/2003* to 12/31/2003                                $1.19497            $ 1.24316                 0

* Date that this annuity was first offered.
** Date that the fund first became available within this annuity.

                               FEDERAL TAX STATUS

OTHER TAX RULES.

         1.       DIVERSIFICATION


         The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the Contract meet these diversification requirements.


         2.       INVESTOR CONTROL.


         Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected contract owners as is feasible under the circumstances.


         3.       ENTITY OWNERS.


         Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the Contract will not be taxed as an annuity and increases in the value of the Contract over its cost basis will be subject to tax annually.


         4.       PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.


         If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the Contract. Generally, withdrawals are treated as a recovery of your investment in the Contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.


         5.       GENERATION-SKIPPING TRANSFERS.


         If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37-1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                             DIRECTORS AND OFFICERS

         The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.


                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

         JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998.

         VIVIAN L. BANTA, Chairman, and Director - Vice Chairman, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Executive Vice President, Individual Financial Services, U.S. Consumer Group; 1998 to 1999: Consultant, Individual Financial Services.

         RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer, Prudential Financial since 1997.

         HELEN M. GALT, Director - Company Actuary, Prudential since 1993.

         RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999.

         ANDREW J. MAKO, President and Director - Vice President, Finance, Insurance Division, Prudential Financial since 1999.

         DAVID R. ODENATH, JR., Director - President, Prudential Annuities, since 2003; 1999 to 2003: President, Prudential Investments.

                         OFFICERS WHO ARE NOT DIRECTORS

         C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

         THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services.

         CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.

         MELODY C. MCDAID, Senior Vice President - Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

         ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999.

         JAMES M. O'CONNOR, Senior Vice President and Actuary - Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products, Prudential Retirement.

         SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Actuary, Prudential since 1996.

         WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Vice President and IFS Controller, Prudential Enterprise Financial Management; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management.

         The business address of all directors and officers of Pruco Life of New Jersey is 213 Washington Street, Newark, New Jersey 07102-2992.

         Pruco Life of New Jersey directors and officers are elected annually.

                              FINANCIAL STATEMENTS

         The following financial statements describe the financial condition of Pruco Life of New Jersey as well as the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. The Pruco Life of New Jersey Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners Annuity One 3 and Strategic Partners Plus 3 contract, as well as subaccounts supporting other variable annuities issued by Pruco Life of New Jersey.

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

                                                                                     SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                          PRUDENTIAL     PRUDENTIAL                                      PRUDENTIAL
                                                            MONEY        DIVERSIFIED      PRUDENTIAL     PRUDENTIAL      HIGH YIELD
                                                            MARKET           BOND          EQUITY           VALUE           BOND
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                         -----------     -----------     -----------     -----------     -----------
ASSETS
    Investment in the portfolios, at value .........     $27,702,491     $55,872,279     $41,945,910     $34,772,772     $27,247,333
                                                         -----------     -----------     -----------     -----------     -----------
    Net Assets .....................................     $27,702,491     $55,872,279     $41,945,910     $34,772,772     $27,247,333
                                                         ===========     ===========     ===========     ===========     ===========
NET ASSETS, representing:
    Accumulation units .............................     $27,702,491     $55,872,279     $41,945,910     $34,772,772     $27,247,333
                                                         -----------     -----------     -----------     -----------     -----------
                                                         $27,702,491     $55,872,279     $41,945,910     $34,772,772     $27,247,333
                                                         ===========     ===========     ===========     ===========     ===========
    Units outstanding ..............................      23,420,870      37,310,719      27,121,597      18,950,184      19,799,210
                                                         ===========     ===========     ===========     ===========     ===========
    Portfolio shares held ..........................       2,770,249       5,001,995       2,041,164       2,003,040       5,150,725
    Portfolio net asset value per share ............     $     10.00     $     11.17     $     20.55     $     17.36     $      5.29
Investment in portfolio shares, at cost ............     $27,702,491     $55,569,360     $57,802,327     $41,458,934     $33,905,018

STATEMENTS OF OPERATIONS
For the period ended December 31, 2003

                                                                                     SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                          PRUDENTIAL     PRUDENTIAL                                     PRUDENTIAL
                                                            MONEY        DIVERSIFIED      PRUDENTIAL     PRUDENTIAL     HIGH YIELD
                                                            MARKET           BOND          EQUITY           VALUE          BOND
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                         -----------     -----------     -----------     -----------    -----------
INVESTMENT INCOME
    Dividend income ................................     $   301,487     $ 2,324,334     $   361,126     $   477,711    $ 2,169,440
                                                         -----------     -----------     -----------     -----------    -----------
EXPENSES
    Charges to contract owners for assuming mortality
       risk and expense risk and for administration.         505,428         808,159         510,323         427,321        362,580
                                                         -----------     -----------     -----------     -----------    -----------
NET INVESTMENT INCOME (LOSS) .......................        (203,941)      1,516,175        (149,197)         50,390      1,806,860
                                                         -----------     -----------     -----------     -----------    -----------
NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS
    Capital gains distributions received ...........               0               0               0               0              0
    Realized gain (loss) on shares redeemed ........               0         (26,405)     (3,625,107)     (1,786,402)    (1,473,299)
    Net change in unrealized gain (loss) on
           investments .............................               0       1,891,082      13,459,276       9,057,693      5,106,231
                                                         -----------     -----------     -----------     -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS .....................               0       1,864,677       9,834,169       7,271,291      3,632,932
                                                         -----------     -----------     -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...................     $  (203,941)    $ 3,380,852     $ 9,684,972     $ 7,321,681    $ 5,439,792
                                                         ===========     ===========     ===========     ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                 SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                PRUDENTIAL
 PRUDENTIAL                                        SMALL         T. ROWE        T. ROWE
   STOCK         PRUDENTIAL      PRUDENTIAL   CAPITALIZATION   INTERNATIONAL     EQUITY        OPPENHEIMER     OPPENHEIMER
   INDEX           GLOBAL        JENNISON          STOCK          STOCK          STOCK           MANAGED        SMALL CAP
 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
------------     -----------     -----------  --------------    ----------     -----------     -----------     -----------
$ 54,006,128     $ 9,537,081     $52,788,593    $9,528,128      $3,305,828     $15,629,336     $17,801,216     $10,720,853
------------     -----------     -----------    ----------      ----------     -----------     -----------     -----------
$ 54,006,128     $ 9,537,081     $52,788,593    $9,528,128      $3,305,828     $15,629,336     $17,801,216     $10,720,853
============     ===========     ===========    ==========      ==========     ===========     ===========     ===========
$ 54,006,128     $ 9,537,081     $52,788,593    $9,528,128      $3,305,828     $15,629,336     $17,801,216     $10,720,853
------------     -----------     -----------    ----------      ----------     -----------     -----------     -----------
$ 54,006,128     $ 9,537,081     $52,788,593    $9,528,128      $3,305,828     $15,629,336     $17,801,216     $10,720,853
============     ===========     ===========    ==========      ==========     ===========     ===========     ===========
  34,884,910       7,208,008      36,097,018     5,173,062       3,235,934       9,102,966      12,855,102       5,898,630
============     ===========     ===========    ==========      ==========     ===========     ===========     ===========
   1,843,842         629,926       3,176,209       540,143         276,870         774,113         454,925         349,441
$      29.29     $     15.14     $     16.62    $    17.64      $    11.94     $     20.19     $     39.13     $     30.68
$ 62,678,594     $12,591,212     $74,628,704    $8,210,239      $3,690,911     $14,546,778     $18,795,899     $ 9,079,668

                                                 SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                PRUDENTIAL
 PRUDENTIAL                                        SMALL         T. ROWE        T. ROWE
   STOCK         PRUDENTIAL      PRUDENTIAL   CAPITALIZATION   INTERNATIONAL     EQUITY        OPPENHEIMER     OPPENHEIMER
   INDEX           GLOBAL        JENNISON          STOCK          STOCK          STOCK           MANAGED        SMALL CAP
 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
------------     -----------     -----------  --------------   -------------   -----------     -----------     -----------
$    675,897     $    30,224     $   120,602     $   38,367     $   35,521     $   235,343     $   310,152     $     4,618
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
     658,256         115,364         651,545        116,665         40,420         194,032         233,975         124,809
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
      17,641         (85,140)       (530,943)       (78,298)        (4,899)         41,311          76,177        (120,191)
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
   1,649,332               0               0         56,962          2,732               0               0               0
  (2,350,276)       (688,748)     (4,422,932)      (151,993)       (40,907)       (236,469)       (527,940)       (116,223)
  11,898,553       3,095,722      16,613,212      2,802,855        899,929       3,204,943       3,537,687       3,350,213
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
  11,197,609       2,406,974      12,190,280      2,707,824        861,754       2,968,474       3,009,747       3,233,990
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
$ 11,215,250     $ 2,321,834     $11,659,337     $2,629,526     $  856,855     $ 3,009,785     $ 3,085,924     $ 3,113,799
============     ===========     ===========     ==========     ==========     ===========     ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

                                                                                        SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                          AIM V.I.         AIM V.I.                        JANUS
                                                            CORE           PREMIER         JANUS        INTERNATIONAL        MFS
                                                           EQUITY          EQUITY          GROWTH          GROWTH         RESEARCH
                                                            FUND            FUND          PORTFOLIO       PORTFOLIO        SERIES
                                                         -----------     -----------     -----------     -----------     -----------
ASSETS
    Investment in the portfolios, at value .........     $ 9,494,195     $15,643,090     $15,849,043     $16,347,456     $ 4,401,420
                                                         -----------     -----------     -----------     -----------     -----------
    Net Assets .....................................     $ 9,494,195     $15,643,090     $15,849,043     $16,347,456     $ 4,401,420
                                                         ===========     ===========     ===========     ===========     ===========
NET ASSETS, representing:
    Accumulation units .............................     $ 9,494,195     $15,643,090     $15,849,043     $16,347,456     $ 4,401,420
                                                         -----------     -----------     -----------     -----------     -----------
                                                         $ 9,494,195     $15,643,090     $15,849,043     $16,347,456     $ 4,401,420
                                                         ===========     ===========     ===========     ===========     ===========
    Units outstanding ..............................       6,768,151      11,967,897      11,699,007      10,518,221       3,644,208
                                                         ===========     ===========     ===========     ===========     ===========
    Portfolio shares held ..........................         453,400         773,262         824,183         708,910         329,694
    Portfolio net asset value per share ............     $     20.94     $     20.23     $     19.23     $     23.06     $     13.35
    Investment in portfolio shares, at cost ........     $10,619,415     $21,041,413     $21,992,997     $18,536,245     $ 5,879,442

STATEMENTS OF OPERATIONS
For the period ended December 31, 2003

                                                                                         SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                          AIM V.I.         AIM V.I.                        JANUS
                                                            CORE           PREMIER         JANUS        INTERNATIONAL       MFS
                                                           EQUITY          EQUITY          GROWTH          GROWTH        RESEARCH
                                                            FUND            FUND          PORTFOLIO       PORTFOLIO       SERIES
                                                         -----------     -----------     -----------    -------------   -----------
INVESTMENT INCOME
    Dividend income ................................     $    87,255     $    43,442     $    13,031     $   172,749    $    29,109
                                                         -----------     -----------     -----------     -----------    -----------
EXPENSES
    Charges to contract owners for assuming mortality
      risk and expense risk and for administration..         121,508         203,295         202,547         197,381         58,659
                                                         -----------     -----------     -----------     -----------    -----------
NET INVESTMENT INCOME (LOSS) .......................         (34,253)       (159,853)       (189,516)        (24,632)       (29,550)
                                                         -----------     -----------     -----------     -----------    -----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Capital gains distributions received ...........               0               0               0               0              0
    Realized gain (loss) on shares redeemed ........        (385,561)     (1,460,458)     (1,581,387)     (1,054,278)      (407,907)
    Net change in unrealized gain (loss) on
           investments .............................       2,231,093       4,707,572       5,592,977       5,269,122      1,313,742
                                                         -----------     -----------     -----------     -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS .....................       1,845,532       3,247,114       4,011,590       4,214,844        905,835
                                                         -----------     -----------     -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...................     $ 1,811,279     $ 3,087,261     $ 3,822,074     $ 4,190,212    $   876,285
                                                         ===========     ===========     ===========     ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                 SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                CREDIT SUISSE                                                   PRUDENTIAL                      ALLIANCE
     MFS           TRUST           AMERICAN      FRANKLIN       PRUDENTIAL     DIVERSIFIED                      BERNSTEIN
  EMERGING         GLOBAL         CENTURY VP        TEMP      JENNISON 20/20   CONSERVATIVE       DAVIS          PREMIER
   GROWTH       POST-VENTURE        VALUE        SMALL CAP        FOCUS          GROWTH           VALUE          GROWTH
   SERIES           FUND            FUND            FUND        PORTFOLIO       PORTFOLIO         FUND          PORTFOLIO
------------    -------------    -----------     ----------   --------------   ------------    -----------     -----------
$ 13,059,408     $ 2,575,012     $ 6,077,671     $6,266,479     $5,845,486     $ 9,602,036     $ 5,396,833     $ 1,015,191
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
$ 13,059,408     $ 2,575,012     $ 6,077,671     $6,266,479     $5,845,486     $ 9,602,036     $ 5,396,833     $ 1,015,191
============     ===========     ===========     ==========     ==========     ===========     ===========     ===========
$ 13,059,408     $ 2,575,012     $ 6,077,671     $6,266,479     $5,845,486     $ 9,602,036     $ 5,396,833     $ 1,015,191
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
$ 13,059,408     $ 2,575,012     $ 6,077,671     $6,266,479     $5,845,486     $ 9,602,036     $ 5,396,833     $ 1,015,191
============     ===========     ===========     ==========     ==========     ===========     ===========     ===========
  11,293,408       2,670,554       3,736,023      4,535,998      5,572,462       8,112,186       5,826,356       1,879,915
============     ===========     ===========     ==========     ==========     ===========     ===========     ===========
     841,999         272,488         780,189        359,523        547,330         903,296         510,580          47,594
$      15.51     $      9.45     $      7.79     $    17.43     $    10.68     $     10.63     $     10.57     $     21.33
$ 19,975,816     $ 3,924,166     $ 5,078,049     $7,693,291     $6,561,365     $12,694,211     $ 5,144,509     $ 1,482,310

                                                 SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                CREDIT SUISSE                                                   PRUDENTIAL                      ALLIANCE
     MFS           TRUST           AMERICAN      FRANKLIN       PRUDENTIAL     DIVERSIFIED                      BERNSTEIN
  EMERGING         GLOBAL         CENTURY VP        TEMP      JENNISON 20/20   CONSERVATIVE       DAVIS          PREMIER
   GROWTH       POST-VENTURE        VALUE        SMALL CAP        FOCUS          GROWTH           VALUE          GROWTH
   SERIES           FUND            FUND            FUND        PORTFOLIO       PORTFOLIO         FUND          PORTFOLIO
------------    ------------     -----------     ----------   --------------   -----------     -----------     -----------
$          0     $         0     $    61,686     $        0     $   11,478     $   423,085     $    35,508     $         0
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
     167,757          30,918          77,230         75,500         72,251         128,338          64,790          13,659
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
    (167,757)        (30,918)        (15,544)       (75,500)       (60,773)        294,747         (29,282)        (13,659)
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
           0               0               0              0              0               0               0               0
  (1,316,564)       (215,600)        (18,655)      (428,888)       (91,875)        385,848         (99,831)       (135,201)
   4,483,050       1,182,494       1,370,014      2,162,953      1,431,943       1,003,535       1,308,031         339,380
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
   3,166,486         966,894       1,351,359      1,734,065      1,340,068       1,389,383       1,208,200         204,179
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
$  2,998,729     $   935,976     $ 1,335,815     $1,658,565     $1,279,295     $ 1,684,130     $ 1,178,918     $   190,520
============     ===========     ===========     ==========     ==========     ===========     ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

                                                                                        SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                         PRUDENTIAL SP                                  PRUDENTIAL SP
                                                            ALLIANCE                    PRUDENTIAL SP     INVESCO      PRUDENTIAL SP
                                                           LARGE CAP    PRUDENTIAL SP   SMALL/MID CAP  SMALL COMPANY    PIMCO TOTAL
                                                            GROWTH       DAVIS VALUE        VALUE          GROWTH         RETURN
                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                         -------------  -------------   -------------  --------------  -------------
ASSETS
    Investment in the portfolios, at value .........      $ 1,424,427    $ 6,578,716     $ 6,379,824     $ 1,060,705    $27,419,782
                                                          -----------    -----------     -----------     -----------    -----------
    Net Assets .....................................      $ 1,424,427    $ 6,578,716     $ 6,379,824     $ 1,060,705    $27,419,782
                                                          ===========    ===========     ===========     ===========    ===========
NET ASSETS, representing:
    Accumulation units .............................      $ 1,424,427    $ 6,578,716     $ 6,379,824     $ 1,060,705    $27,419,782
                                                          -----------    -----------     -----------     -----------    -----------
                                                          $ 1,424,427    $ 6,578,716     $ 6,379,824     $ 1,060,705    $27,419,782
                                                          ===========    ===========     ===========     ===========    ===========
    Units outstanding ..............................        1,820,554      6,373,711       5,281,710       1,332,566     23,027,676
                                                          ===========    ===========     ===========     ===========    ===========
    Portfolio shares held ..........................          228,640        671,298         495,328         162,685      2,376,064
    Portfolio net asset value per share ............      $      6.23    $      9.80     $     12.88     $      6.52    $     11.54
    Investment in portfolio shares, at cost ........      $ 1,336,257    $ 5,656,066     $ 5,447,493     $   932,130    $26,658,240

STATEMENTS OF OPERATIONS
For the period ended December 31, 2003

                                                                                        SUBACCOUNTS
                                                         ---------------------------------------------------------------------------
                                                         PRUDENTIAL SP                                 PRUDENTIAL SP
                                                            ALLIANCE                     PRUDENTIAL SP     INVESCO     PRUDENTIAL SP
                                                           LARGE CAP    PRUDENTIAL SP   SMALL/MID CAP  SMALL COMPANY    PIMCO TOTAL
                                                             GROWTH      DAVIS VALUE        VALUE          GROWTH         RETURN
                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                         -------------  -------------   -------------  --------------  -------------
INVESTMENT INCOME
    Dividend income ................................      $         0    $    18,708     $     1,169     $         0    $   643,503
                                                          -----------    -----------     -----------     -----------    -----------
EXPENSES
    Charges to contract owners for assuming mortality
           risk and expense risk and for administration        14,293         67,486          62,985           9,625        381,035
                                                          -----------    -----------     -----------     -----------    -----------
NET INVESTMENT INCOME (LOSS) .......................          (14,293)       (48,778)        (61,816)         (9,625)       262,468
                                                          -----------    -----------     -----------     -----------    -----------
NET REALIZED AND UNREALIZED GAIN
              (LOSS) ON INVESTMENTS
    Capital gains distributions received ...........                0              0               0               0        537,923
    Realized gain (loss) on shares redeemed ........           (4,394)         9,048         (22,917)          4,228        112,735
    Net change in unrealized gain (loss) on
           investments .............................          201,116      1,222,517       1,357,374         189,047        103,948
                                                          -----------    -----------     -----------     -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS .....................          196,722      1,231,565       1,334,457         193,275        754,606
                                                          -----------    -----------     -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...................      $   182,429    $ 1,182,787     $ 1,272,641     $   183,650    $ 1,017,074
                                                          ===========    ===========     ===========     ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                                                              PRUDENTIAL SP
                                                                                STRATEGIC
PRUDENTIAL SP   JANUS ASPEN     PRUDENTIAL SP  PRUDENTIAL SP  PRUDENTIAL SP     PARTNERS     PRUDENTIAL SP    SP PRUDENTIAL
   PIMCO           GROWTH         LARGE CAP       AIM CORE     MFS CAPITAL       FOCUSED        MID CAP       U.S. EMERGING
 HIGH YIELD      PORTFOLIO -        VALUE          EQUITY     OPPORTUNITIES      GROWTH         GROWTH           GROWTH
 PORTFOLIO     SERVICE SHARES     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
-------------  --------------   -------------  -------------  -------------   -------------  -------------    -------------
$  4,945,954     $   568,311     $ 3,494,220     $  793,199     $  452,999     $   755,258     $ 1,995,053     $ 2,700,956
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
$  4,945,954     $   568,311     $ 3,494,220     $  793,199     $  452,999     $   755,258     $ 1,995,053     $ 2,700,956
============     ===========     ===========     ==========     ==========     ===========     ===========     ===========
$  4,945,954     $   568,311     $ 3,494,220     $  793,199     $  452,999     $   755,258     $ 1,995,053     $ 2,700,956
------------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
$  4,945,954     $   568,311     $ 3,494,220     $  793,199     $  452,999     $   755,258     $ 1,995,053     $ 2,700,956
============     ===========     ===========     ==========     ==========     ===========     ===========     ===========
   4,059,124         754,626       3,471,011      1,090,436        605,142       1,048,670       3,011,355       3,234,105
============     ===========     ===========     ==========     ==========     ===========     ===========     ===========
     469,701          29,848         352,952        116,647         71,564         119,314         348,177         406,159
$      10.53     $     19.04     $      9.90     $     6.80     $     6.33     $      6.33     $      5.73     $      6.65
$  4,589,380     $   510,595     $ 3,091,493     $  709,109     $  419,347     $   707,499     $ 1,790,847     $ 2,403,680

                                                 SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                                                              PRUDENTIAL SP
                                                                                STRATEGIC
PRUDENTIAL SP   JANUS ASPEN     PRUDENTIAL SP  PRUDENTIAL SP  PRUDENTIAL SP     PARTNERS     PRUDENTIAL SP    SP PRUDENTIAL
   PIMCO           GROWTH         LARGE CAP       AIM CORE     MFS CAPITAL       FOCUSED        MID CAP       U.S. EMERGING
 HIGH YIELD      PORTFOLIO -        VALUE          EQUITY     OPPORTUNITIES      GROWTH         GROWTH           GROWTH
 PORTFOLIO     SERVICE SHARES     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO
-------------  --------------   -------------  -------------  -------------   -------------  -------------    -------------
  $  232,702     $         0     $         0     $    1,957     $      313     $         0     $         0     $         0
  ----------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
      51,775           5,540          37,045          9,579          4,403           7,851          17,165          21,799
  ----------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
     180,927          (5,540)        (37,045)        (7,622)        (4,090)         (7,851)        (17,165)        (21,799)
  ----------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
           0               0               0              0              0               0               0               0
      18,617           2,438         (18,783)          (569)          (933)            157           4,890            (543)
     395,575          99,196         665,784        141,129         73,263         122,498         375,316         446,940
  ----------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
     414,192         101,634         647,001        140,560         72,330         122,655         380,206         446,397
  ----------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
  $  595,119     $    96,094     $   609,956     $  132,938     $   68,240     $   114,804     $   363,041     $   424,598
  ==========     ===========     ===========     ==========     ==========     ===========     ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

                                                                                        SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                        PRUDENTIAL SP  PRUDENTIAL SP    PRUDENTIAL SP   PRUDENTIAL SP  PRUDENTIAL SP
                                                       AIM AGGRESSIVE    ALLIANCE       CONSERVATIVE   BALANCED ASSET   GROWTH ASSET
                                                           GROWTH       TECHNOLOGY    ASSET ALLOCATION   ALLOCATION      ALLOCATION
                                                          PORTFOLIO     PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                       --------------  -------------  ---------------- --------------  -------------
ASSETS
    Investment in the portfolios, at value .........     $   742,335    $   534,104     $ 8,417,622     $13,787,835     $ 7,825,195
                                                         -----------    -----------     -----------     -----------     -----------
    Net Assets .....................................     $   742,335    $   534,104     $ 8,417,622     $13,787,835     $ 7,825,195
                                                         ===========    ===========     ===========     ===========     ===========
NET ASSETS, representing:
    Accumulation units .............................     $   742,335    $   534,104     $ 8,417,622     $13,787,835     $ 7,825,195
                                                         -----------    -----------     -----------     -----------     -----------
                                                         $   742,335    $   534,104     $ 8,417,622     $13,787,835     $ 7,825,195
                                                         ===========    ===========     ===========     ===========     ===========
    Units outstanding ..............................         926,968        786,256       7,914,672      13,243,672       8,135,275
                                                         ===========    ===========     ===========     ===========     ===========
    Portfolio shares held ..........................         114,381        111,972         803,208       1,427,312         898,415
    Portfolio net asset value per share ............     $      6.49    $      4.77     $     10.48     $      9.66     $      8.71
    Investment in portfolio shares, at cost ........     $   659,686    $   498,418     $ 7,673,062     $12,397,229     $ 6,807,253

STATEMENTS OF OPERATIONS
For the period ended December 31, 2003

                                                                                        SUBACCOUNTS
                                                       -----------------------------------------------------------------------------
                                                        PRUDENTIAL SP  PRUDENTIAL SP   PRUDENTIAL SP   PRUDENTIAL SP   PRUDENTIAL SP
                                                       AIM AGGRESSIVE     ALLIANCE      CONSERVATIVE   BALANCED ASSET   GROWTH ASSET
                                                           GROWTH       TECHNOLOGY    ASSET ALLOCATION   ALLOCATION      ALLOCATION
                                                          PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                       --------------  -------------  ---------------- --------------  -------------
INVESTMENT INCOME
    Dividend income ................................     $         0     $         0     $    78,692     $    64,550    $    28,121
                                                         -----------     -----------     -----------     -----------    -----------
EXPENSES
    Charges to contract owners for assuming mortality
           risk and expense risk and for administration        6,835           4,225          89,586         116,327         77,930
                                                         -----------     -----------     -----------     -----------    -----------
NET INVESTMENT INCOME (LOSS) .......................          (6,835)         (4,225)        (10,894)        (51,777)       (49,809)
                                                         -----------     -----------     -----------     -----------    -----------
NET REALIZED AND UNREALIZED GAIN
       (LOSS) ON INVESTMENTS

    Capital gains distributions received ...........               0               0           6,598               0              0
    Realized gain (loss) on shares redeemed ........           1,600           7,632          33,195          33,566         59,439
    Net change in unrealized gain (loss) on
           investments .............................         116,292          87,925         794,588       1,561,464      1,299,076
                                                         -----------     -----------     -----------     -----------    -----------
NET GAIN (LOSS) ON INVESTMENTS .....................         117,892          95,557         834,381       1,595,030      1,358,515
                                                         -----------     -----------     -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...................     $   111,057     $    91,332     $   823,487     $ 1,543,253    $ 1,308,706
                                                         ===========     ===========     ===========     ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP  PRUDENTIAL SP   PRUDENTIAL SP
 AGGRESSIVE       JENNISON        DEUTSCHE                                                   EVERGREEN VA      EVERGREEN
GROWTH ASSET   INTERNATIONAL   INTERNATIONAL                  EVERGREEN VA    EVERGREEN VA    SMALL CAP      INTERNATIONAL
 ALLOCATION        GROWTH          EQUITY      EVERGREEN VA  GLOBAL LEADERS      OMEGA          VALUE            EQUITY
 PORTFOLIO       PORTFOLIO       PORTFOLIO    BLUE CHIP FUND      FUND           FUND            FUND            FUND
-------------  -------------   -------------  -------------- --------------   ------------   ------------    ------------
$  1,452,278    $ 1,344,660     $ 1,702,519     $        0     $        0     $   130,513     $    11,396     $    14,778
------------    -----------     -----------     ----------     ----------     -----------     -----------     -----------
$  1,452,278    $ 1,344,660     $ 1,702,519     $        0     $        0     $   130,513     $    11,396     $    14,778
============    ===========     ===========     ==========     ==========     ===========     ===========     ===========
$  1,452,278    $ 1,344,660     $ 1,702,519     $        0     $        0     $   130,513     $    11,396     $    14,778
------------    -----------     -----------     ----------     ----------     -----------     -----------     -----------
$  1,452,278    $ 1,344,660     $ 1,702,519     $        0     $        0     $   130,513     $    11,396     $    14,778
============    ===========     ===========     ==========     ==========     ===========     ===========     ===========
   1,399,916      1,773,203       1,901,549              0              0          97,966           9,106           1,416
============    ===========     ===========     ==========     ==========     ===========     ===========     ===========
     185,476        228,295         221,971              0              0           8,638             827           1,380
$       7.83    $      5.89     $      7.67     $     0.00     $     0.00     $     15.11     $     13.78     $     10.71
$  1,268,139    $ 1,147,709     $ 1,484,090     $       --     $       --     $   109,227     $    10,917     $    14,254

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP  PRUDENTIAL SP   PRUDENTIAL SP
 AGGRESSIVE       JENNISON        DEUTSCHE                                                   EVERGREEN VA      EVERGREEN
GROWTH ASSET   INTERNATIONAL   INTERNATIONAL                  EVERGREEN VA    EVERGREEN VA    SMALL CAP      INTERNATIONAL
 ALLOCATION        GROWTH          EQUITY      EVERGREEN VA  GLOBAL LEADERS      OMEGA          VALUE            EQUITY
 PORTFOLIO       PORTFOLIO       PORTFOLIO    BLUE CHIP FUND      FUND           FUND            FUND            FUND
-------------  -------------   -------------  -------------- --------------   ------------   ------------    -------------
$        98     $         0     $     7,111     $      162     $       82     $         0     $        11     $       131
-----------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
     10,612          12,602          16,400            358             65             957              15              18
-----------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
    (10,514)        (12,602)         (9,289)          (196)            17            (957)             (4)            113
-----------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
          0               0               0              0              0               0               0               0
      3,280          58,171          45,645          4,526            761             190               1               1
    205,976         292,696         295,649              0              0          21,286             479             524
-----------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
    209,256         350,867         341,294          4,526            761          21,476             480             525
-----------     -----------     -----------     ----------     ----------     -----------     -----------     -----------
$   198,742     $   338,265     $   332,005     $    4,330     $      778     $    20,519     $       476     $       638
===========     ===========     ===========     ==========     ==========     ===========     ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2003

                                                                             SUBACCOUNTS
                                                                      --------------------------
                                                                      EVERGREEN
                                                                       GROWTH &
                                                                       INCOME       EVERGREEN VA
                                                                        FUND            FUND
                                                                      ---------     ------------
ASSETS
    Investment in the portfolios, at value .........................   $110,050        $47,859
                                                                       --------        -------
    Net Assets .....................................................   $110,050        $47,859
                                                                       ========        =======
NET ASSETS, representing:
    Accumulation units .............................................   $110,050        $47,859
                                                                       --------        -------
                                                                       $110,050        $47,859
                                                                       ========        =======
    Units outstanding ..............................................     10,586          4,628
                                                                       ========        =======
    Portfolio shares held ..........................................      7,174          3,985
    Portfolio net asset value per share ............................   $  15.34        $ 12.01
    Investment in portfolio shares, at cost ........................   $106,612        $45,867

STATEMENTS OF OPERATIONS
For the period ended December 31, 2003

                                                                              SUBACCOUNTS
                                                                      --------------------------
                                                                      EVERGREEN
                                                                       GROWTH &
                                                                       INCOME       EVERGREEN VA
                                                                        FUND            FUND
                                                                      ---------     ------------
INVESTMENT INCOME
    Dividend income ................................................  $     525       $      0
                                                                      ---------       --------
EXPENSES
    Charges to contract owners for assuming mortality
           risk and expense risk and for administration ............        127             56
                                                                      ---------       --------
NET INVESTMENT INCOME (LOSS) .......................................        398            (56)
                                                                      ---------       --------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
    Capital gains distributions received ...........................          0              0
    Realized gain (loss) on shares redeemed ........................      1,161              2
    Net change in unrealized gain (loss) on
           investments .............................................      3,438          1,992
                                                                      ---------       --------
NET GAIN (LOSS) ON INVESTMENTS .....................................      4,599          1,994
                                                                      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...................................  $   4,997       $  1,938
                                                                      =========       ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2003 and December 31, 2002

                                                                                   SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                       PRUDENTIAL                    PRUDENTIAL                  PRUDENTIAL
                                                       MONEY MARKET               DIVERSIFIED BOND                 EQUITY
                                                        PORTFOLIO                     PORTFOLIO                   PORTFOLIO
                                              ---------------------------   -------------------------    --------------------------
                                               01/01/2003     01/01/2002    01/01/2003    01/01/2002     01/01/2003     01/01/2002
                                                   TO             TO            TO            TO            TO             TO
                                               12/31/2003     12/31/2002    12/31/2003    12/31/2002     12/31/2003     12/31/2002
                                              ------------  -------------   -----------   -----------    -----------   ------------
OPERATIONS
    Net investment income (loss) ...........  $   (203,941) $      39,777   $ 1,516,175   $ 6,339,906    $  (149,197)  $   (242,060)
    Capital gains distributions received ...             0              0             0             0              0              0
    Realized gain (loss) on shares redeemed              0              0       (26,405)     (433,984)    (3,625,107)    (5,123,750)
    Net change in unrealized gain (loss)
           on investments ..................             0              0     1,891,082    (2,657,282)    13,459,276     (6,591,233)
                                              ------------  -------------   -----------   -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...........      (203,941)        39,777     3,380,852     3,248,640      9,684,972    (11,957,043)
                                              ------------  -------------   -----------   -----------    -----------   ------------
CONTRACT OWNER TRANSACTIONS
    Contract owner net payments ............     7,807,561     15,116,581       167,115       469,440      1,335,301        517,761
    Surrenders, withdrawals and
    death benefits .........................   (12,985,240)   (13,415,072)   (5,843,944)   (7,334,867)    (3,493,313)    (3,996,823)
    Net transfers between other subaccounts
           or fixed rate option ............    (8,404,437)    (1,402,067)     (924,297)   (1,684,611)      (705,527)    (1,885,970)
    Withdrawal and other charges ...........       (11,624)       (12,239)      (28,836)      (29,265)       (24,046)       (26,945)
                                              ------------  -------------   -----------   -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET
       ASSETS RESULTING FROM CONTRACT
       OWNER TRANSACTIONS ..................   (13,593,740)       287,203    (6,629,962)   (8,579,303)    (2,887,585)    (5,391,977)
                                              ------------  -------------   -----------   -----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN
       NET ASSETS ..........................   (13,797,681)       326,980    (3,249,110)   (5,330,663)     6,797,387    (17,349,020)

NET ASSETS
    Beginning of period ....................    41,500,172     41,173,192    59,121,389    64,452,052     35,148,523     52,497,543
                                              ------------  -------------   -----------   -----------    -----------   ------------
    End of period ..........................  $ 27,702,491  $  41,500,172   $55,872,279   $59,121,389    $41,945,910   $ 35,148,523
                                              ============  =============   ===========   ===========    ===========   ============
    Beginning units ........................    34,850,388     33,082,859    41,855,020    48,161,946     29,119,888     33,167,813
                                              ------------  -------------   -----------   -----------    -----------   ------------
    Units issued ...........................    49,811,929    163,459,630       957,950     2,044,331      1,795,918      1,209,621
    Units redeemed .........................   (61,241,447)  (161,692,101)   (5,502,251)   (8,351,257)    (3,794,209)    (5,257,546)
                                              ------------  -------------   -----------   -----------    -----------   ------------
    Ending units ...........................    23,420,870     34,850,388    37,310,719    41,855,020     27,121,597     29,119,888
                                              ============  =============   ===========   ===========     ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                                                  SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
            PRUDENTIAL                    PRUDENTIAL                    PRUDENTIAL                        PRUDENTIAL
              VALUE                     HIGH YIELD BOND                 STOCK INDEX                         GLOBAL
            PORTFOLIO                     PORTFOLIO                      PORTFOLIO                        PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
 01/01/2003      01/01/2002       01/01/2003     01/01/2002       01/01/2003     01/01/2002       01/01/2003     01/01/2002
    TO              TO                TO             TO               TO            TO                TO             TO
 12/31/2003      12/31/2002       12/31/2003     12/31/2002       12/31/2003     12/31/2002       12/31/2003     12/31/2002
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$     50,390    $    (27,259)   $  1,806,860    $  4,463,592    $     17,641    $    (98,470)   $    (85,140)   $    (31,092)
           0               0               0               0       1,649,332         448,158               0               0
  (1,786,402)     (2,715,982)     (1,473,299)     (2,971,390)     (2,350,276)     (3,335,290)       (688,748)     (1,506,126)
   9,057,693      (7,323,992)      5,106,231      (1,612,977)     11,898,553     (11,709,890)      3,095,722      (1,306,776)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   7,321,681     (10,067,233)      5,439,792        (120,775)     11,215,250     (14,695,492)      2,321,834      (2,843,994)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
     705,575         667,389          66,909         168,891       2,253,381       2,109,451         580,789         506,286
  (2,477,153)     (3,983,718)     (2,744,544)     (2,990,348)     (3,765,789)     (5,015,503)       (613,606)       (790,582)
    (932,021)     (1,346,468)       (477,787)     (1,650,752)        (56,260)     (2,555,444)       (180,436)       (427,625)
     (18,293)        (20,768)        (15,622)        (16,362)        (27,817)        (30,222)         (4,937)         (5,393)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  (2,721,892)     (4,683,565)     (3,171,044)     (4,488,571)     (1,596,485)     (5,491,718)       (218,190)       (717,314)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   4,599,789     (14,750,798)      2,268,748      (4,609,346)      9,618,765     (20,187,210)      2,103,644      (3,561,308)
  30,172,983      44,923,781      24,978,585      29,587,931      44,387,363      64,574,573       7,433,437      10,994,745
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$ 34,772,772    $ 30,172,983    $ 27,247,333    $ 24,978,585    $ 54,006,128    $ 44,387,363    $  9,537,081    $  7,433,437
============    ============    ============    ============    ============    ============    ============    ============
  20,405,954      23,034,538      22,382,842      26,539,964      35,111,061      37,409,163       7,195,966       7,450,393
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   1,021,602       1,458,690         606,347       1,673,929       3,974,089       4,197,494         953,146      14,329,258
  (2,477,372)     (4,087,274)     (3,189,979)     (5,831,051)     (4,200,240)     (6,495,596)       (941,104)    (14,583,685)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
  18,950,184      20,405,954      19,799,210      22,382,842      34,884,910      35,111,061       7,208,008       7,195,966
============    ============    ============    ============    ============    ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2003 and December 31, 2002

                                                                                    SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                      PRUDENTIAL                  PRUDENTIAL                      T. ROWE
                                                       JENNISON            SMALL CAPITALIZATION STOCK       INTERNATIONAL STOCK
                                                       PORTFOLIO                   PORTFOLIO                     PORTFOLIO
                                              --------------------------   --------------------------    --------------------------
                                              01/01/2003     01/01/2002     01/01/2003    01/01/2002     01/01/2003    01/01/2002
                                                 TO             TO             TO            TO             TO            TO
                                              12/31/2003     12/31/2002     12/31/2003    12/31/2002     12/31/2003    12/31/2002
                                              -----------   ------------   -----------    -----------    -----------   ------------
OPERATIONS
    Net investment income (loss) ...........  $  (530,943)  $   (683,994)  $   (78,298)   $   (49,965)   $    (4,899)  $    (16,507)
    Capital gains distributions received ...            0              0        56,962        127,515          2,732          2,916
    Realized gain (loss) on shares redeemed    (4,422,932)    (8,229,459)     (151,993)      (199,607)       (40,907)      (160,405)
    Net change in unrealized gain (loss)
           on investments ..................   16,613,212    (13,719,584)    2,802,855     (1,684,939)       899,929       (329,359)
                                              -----------   ------------   -----------    -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...........   11,659,337    (22,633,037)    2,629,526     (1,806,996)       856,855       (503,355)
                                              -----------   ------------   -----------    -----------    -----------   ------------
CONTRACT OWNER TRANSACTIONS
    Contract owner net payments ............    1,600,083      1,935,886        41,461        109,974          6,243         55,625
    Surrenders, withdrawals and
           death benefits...................   (3,858,678)    (5,022,952)     (876,739)      (944,265)      (258,635)      (276,997)
    Net transfers between other subaccounts
           or fixed rate option ............     (289,215)    (3,816,137)     (548,754)       606,826       (905,524)       816,514
    Withdrawal and other charges ...........      (34,231)       (39,971)       (5,067)        (5,573)        (1,663)        (1,913)
                                              -----------   ------------   -----------    -----------    -----------   ------------
NET INCREASE (DECREASE) IN NET
       ASSETS RESULTING FROM CONTRACT
       OWNER TRANSACTIONS ..................   (2,582,041)    (6,943,174)   (1,389,099)      (233,038)    (1,159,579)       593,229
                                              -----------   ------------   -----------    -----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN
       NET ASSETS ..........................    9,077,296    (29,576,211)    1,240,427     (2,040,034)      (302,724)        89,874

NET ASSETS
    Beginning of period ....................   43,711,297     73,287,508     8,287,701     10,327,735      3,608,552      3,518,678
                                              -----------   ------------   -----------    -----------    -----------   ------------
    End of period ..........................  $52,788,593   $ 43,711,297   $ 9,528,128    $ 8,287,701    $ 3,305,828   $  3,608,552
                                              ===========   ============   ===========    ===========    ===========   ============
    Beginning units ........................   37,204,603     40,243,542     6,135,629      6,414,652      4,903,303      3,571,295
                                              -----------   ------------   -----------    -----------    -----------   ------------
    Units issued ...........................    3,272,322      5,641,968       165,451      1,047,575     12,619,149     42,124,938
    Units redeemed .........................   (4,379,907)    (8,680,907)   (1,128,018)    (1,326,598)    14,286,518)   (40,792,930)
                                              -----------   ------------   -----------    -----------    -----------   ------------
    Ending units ...........................   36,097,018     37,204,603     5,173,062      6,135,629      3,235,934      4,903,303
                                              ===========   ============   ===========    ===========    ===========   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
           T. ROWE                       OPPENHEIMER                      OPPENHEIMER                     AIM V.I.
        EQUITY STOCK                       MANAGED                         SMALL CAP                     CORE EQUITY
          PORTFOLIO                       PORTFOLIO                        PORTFOLIO                         FUND
-----------------------------    ---------------------------      ---------------------------     ---------------------------
  01/01/2003      01/01/2002      01/01/2003      01/01/2002      01/01/2003       01/01/2002     01/01/2003       01/01/2002
     TO              TO              TO              TO              TO               TO             TO               TO
  12/31/2003      12/31/2002      12/31/2003      12/31/2002      12/31/2003       12/31/2002     12/31/2003       12/31/2002
-------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$      41,311    $     32,373    $     76,177    $    136,272    $   (120,191)   $   (141,416)   $    (34,253)   $   (113,991)
            0          18,737               0               0               0       1,723,192               0               0
     (236,469)       (241,202)       (527,940)       (734,642)       (116,223)        (66,590)       (385,561)       (627,948)
    3,204,943      (2,375,538)      3,537,687      (3,572,489)      3,350,213      (4,228,972)      2,231,093      (1,236,408)
-------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    3,009,785      (2,565,630)      3,085,924      (4,170,859)      3,113,799      (2,713,786)      1,811,279      (1,978,347)
-------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
       49,878         128,301          32,323          74,900          15,411          60,952          14,606          84,222
   (1,462,196)     (1,342,877)     (1,836,380)     (2,578,642)       (779,655)     (1,051,222)       (885,688)     (1,031,554)
       70,106        (100,208)       (333,865)       (880,736)         22,101        (170,568)       (210,934)       (497,786)
       (8,189)         (8,780)        (10,562)        (12,028)         (4,594)         (5,198)         (6,185)         (6,987)
-------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   (1,350,401)     (1,323,564)     (2,148,484)     (3,396,506)       (746,737)     (1,166,036)     (1,088,201)     (1,452,105)
-------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    1,659,384      (3,889,194)        937,440      (7,567,365)      2,367,062      (3,879,822)        723,078      (3,430,452)
   13,969,952      17,859,146      16,863,776      24,431,141       8,353,791      12,233,613       8,771,117      12,201,569
-------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  15,629,336    $ 13,969,952    $ 17,801,216    $ 16,863,776    $ 10,720,853    $  8,353,791    $  9,494,195    $  8,771,117
=============    ============    ============    ============    ============    ============    ============    ============
   10,042,004      10,995,853      14,619,795      17,350,827       6,466,386       7,317,841       7,670,433       8,883,747
-------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
      393,383         654,789          83,985         492,349         328,202         656,481          69,752         402,856
   (1,332,421)     (1,608,638)     (1,848,678)     (3,223,381)       (895,958)     (1,507,936)       (972,034)     (1,616,170)
-------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    9,102,966      10,042,004      12,855,102      14,619,795       5,898,630       6,466,386       6,768,151       7,670,433
=============    ============    ============    ============    ============    ============    ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2003 and December 31, 2002


                                                                                  SUBACCOUNTS
                                            ---------------------------------------------------------------------------------------
                                                        AIM V.I.                    JANUS                        JANUS
                                                     PREMIER EQUITY                 GROWTH               INTERNATIONAL GROWTH
                                                         FUND                      PORTFOLIO                   PORTFOLIO
                                            ---------------------------    --------------------------    --------------------------
                                            01/01/2003       01/01/2002    01/01/2003     01/01/2002     01/01/2003     01/01/2002
                                               TO               TO            TO             TO             TO             TO
                                            12/31/2003       12/31/2002    12/31/2003     12/31/2002     12/31/2003     12/31/2002
                                            -----------    ------------    -----------    -----------    -----------   ------------
OPERATIONS
    Net investment income (loss) .......... $  (159,853)   $   (207,023)   $  (189,516)   $  (260,209)   $   (24,632)   $   (98,801)
    Capital gains distributions received ..           0               0              0              0              0              0
    Realized gain (loss) on shares redeemed  (1,460,458)     (1,797,274)    (1,581,387)    (2,524,963)    (1,054,278)    (1,585,974)
    Net change in unrealized gain (loss)
       on investments .....................   4,707,572      (5,552,192)     5,592,977     (3,348,324)     5,269,122     (4,038,743)
                                            -----------    ------------    -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ..........   3,087,261      (7,556,489)     3,822,074     (6,133,496)     4,190,212     (5,723,518)
                                            -----------    ------------    -----------    -----------    -----------    -----------
CONTRACT OWNER TRANSACTIONS
    Contract owner net payments ...........      29,724         138,721         22,248        173,540         33,530         64,320
    Surrenders, withdrawals and
       death benefits .....................  (1,471,282)     (1,909,826)    (1,412,480)    (1,881,792)    (1,248,431)    (1,599,120)
    Net transfers between other
       subaccounts or fixed rate option ...    (677,725)     (1,238,736)      (668,209)    (1,632,453)      (745,479)    (1,322,794)
    Withdrawal and other charges ..........      (9,772)        (11,375)       (10,787)       (12,378)        (9,596)       (11,047)
                                            -----------    ------------    -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET
       ASSETS RESULTING FROM CONTRACT
       OWNER TRANSACTIONS .................  (2,129,055)     (3,021,216)    (2,069,228)    (3,353,083)    (1,969,976)    (2,868,641)
                                            -----------    ------------    -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN
       NET ASSETS .........................     958,206     (10,577,705)     1,752,846     (9,486,579)     2,220,236     (8,592,159)

NET ASSETS
    Beginning of period ...................  14,684,884      25,262,589     14,096,197     23,582,776     14,127,220     22,719,379
                                            -----------    ------------    -----------    -----------    -----------    -----------
    End of period ......................... $15,643,090    $ 14,684,884    $15,849,043    $14,096,197    $16,347,456    $14,127,220
                                            ===========    ============    ===========    ===========    ===========    ===========
    Beginning units .......................  13,840,981      16,342,174     13,505,230     16,338,095     12,090,799     14,255,013
                                            -----------    ------------    -----------    -----------    -----------    -----------
    Units issued ..........................      99,704         395,178        141,960        420,907        337,402        911,815
    Units redeemed ........................  (1,972,788)     (2,896,371)    (1,948,183)    (3,253,772)    (1,909,980)    (3,076,029)
                                            -----------    ------------    -----------    -----------    -----------    -----------
    Ending units ..........................  11,967,897      13,840,981     11,699,007     13,505,230     10,518,221     12,090,799
                                            ===========    ============    ===========    ===========    ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A14

                                                SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
            MFS                            MFS                    CREDIT SUISSE TRUST                  AMERICAN
         RESEARCH                   EMERGING GROWTH               GLOBAL POST-VENTURE              CENTURY VP VALUE
          SERIES                         SERIES                           FUND                           FUND
--------------------------    ----------------------------    ----------------------------    --------------------------
01/01/2003     01/01/2002      01/01/2003      01/01/2002      01/01/2003       01/01/2002    01/01/2003     01/01/2002
   TO             TO              TO               TO             TO               TO            TO             TO
12/31/2003     12/31/2002      12/31/2003      12/31/2002      12/31/2003       12/31/2002    12/31/2003     12/31/2002
-----------    -----------    ------------    ------------    ------------    ------------    -----------    -----------
$   (29,550)   $   (60,025)   $   (167,757)   $   (209,706)   $    (30,918)   $    (38,076)   $   (15,544)   $   (32,348)
          0              0               0               0               0               0              0        389,078
   (407,907)      (529,177)     (1,316,564)     (2,159,711)       (215,600)       (355,113)       (18,655)       (43,139)
  1,313,742     (1,050,605)      4,483,050      (4,460,376)      1,182,494        (704,156)     1,370,014     (1,377,903)
-----------    -----------    ------------    ------------    ------------    ------------    -----------    -----------
    876,285     (1,639,807)      2,998,729      (6,829,793)        935,976      (1,097,345)     1,335,815     (1,064,312)
-----------    -----------    ------------    ------------    ------------    ------------    -----------    -----------
      9,789         32,842          24,683          67,052           4,484          22,185         16,326        (51,560)
   (536,366)      (505,641)       (931,468)     (1,363,207)       (210,084)       (177,218)      (660,729)      (381,320)
   (151,850)      (309,106)       (398,121)       (822,880)       (964,332)        784,129       (223,134)        28,325
     (2,927)        (3,234)         (9,239)        (10,167)         (1,651)         (1,889)        (2,991)        (3,305)
-----------    -----------    ------------    ------------    ------------    ------------    -----------    -----------
   (681,354)      (785,139)     (1,314,145)     (2,129,202)     (1,171,583)        627,207       (870,528)      (407,860)
-----------    -----------    ------------    ------------    ------------    ------------    -----------    -----------
    194,931     (2,424,946)      1,684,584      (8,958,995)       (235,607)       (470,138)       465,287     (1,472,172)
  4,206,489      6,631,435      11,374,824      20,333,819       2,810,619       3,280,757      5,612,384      7,084,556
-----------    -----------    ------------    ------------    ------------    ------------    -----------    -----------
$ 4,401,420    $ 4,206,489    $ 13,059,408    $ 11,374,824    $  2,575,012    $  2,810,619    $ 6,077,671    $ 5,612,384
===========    ===========    ============    ============    ============    ============    ===========    ===========
  4,282,812      5,024,289      12,633,277      14,753,688       4,635,815       3,217,124      4,393,795      4,776,485
-----------    -----------    ------------    ------------    ------------    ------------    -----------    -----------
     46,945        153,783         183,810         489,805      13,743,718      41,327,753        195,746        789,223
   (685,549)      (895,260)     (1,523,679)     (2,610,216)    (15,708,979)    (39,909,062)      (853,518)    (1,171,913)
-----------    -----------    ------------    ------------    ------------    ------------    -----------    -----------
  3,644,208      4,282,812      11,293,408      12,633,277       2,670,554       4,635,815      3,736,023      4,393,795
===========    ===========    ============    ============    ============    ============    ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A15

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2003 and December 31, 2002

                                                                                 SUBACCOUNTS
                                           ---------------------------------------------------------------------------------------
                                                  FRANKLIN TEMP                   PRUDENTIAL           PRUDENTIAL DIVERSIFIED
                                                    SMALL CAP                JENNISON 20/20 FOCUS        CONSERVATIVE GROWTH
                                                      FUND                        PORTFOLIO                    PORTFOLIO
                                           --------------------------    --------------------------    ---------------------------
                                            01/01/2003     01/01/2002     01/01/2003     01/01/2002     01/01/2003     01/01/2002
                                               TO             TO             TO             TO             TO             TO
                                            12/31/2003     12/31/2002     12/31/2003     12/31/2002     12/31/2003     12/31/2002
                                           -----------    -----------    -----------    -----------    -----------    ------------
OPERATIONS
    Net investment income (loss) .......   $   (75,500)   $   (72,422)   $   (60,773)   $   (90,482)   $   294,747    $   (124,224)
    Capital gains distributions received             0              0              0              0              0               0
    Realized gain (loss) on shares
       redeemed ........................      (428,888)      (657,659)       (91,875)      (111,970)       385,848         498,537
    Net change in unrealized gain (loss)
       on investments ..................     2,162,953     (1,615,899)     1,431,943     (1,595,571)     1,003,535      (1,396,680)
                                           -----------    -----------    -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS .......     1,658,565     (2,345,980)     1,279,295     (1,798,023)     1,684,130      (1,022,367)
                                           -----------    -----------    -----------    -----------    -----------    ------------
CONTRACT OWNER TRANSACTIONS
    Contract owner net payments ........        21,550         96,471         53,031         43,698         18,746         307,121
    Surrenders, withdrawals and
       death benefits ..................      (405,474)      (574,405)      (336,877)    (1,098,436)    (1,393,860)     (1,321,545)
    Net transfers between other
       subaccounts or fixed rate option       (107,595)       (85,086)      (252,402)      (399,730)       158,417        (750,055)
    Withdrawal and other charges .......        (3,651)        (4,008)        (3,209)        (3,569)        (4,623)         (5,144)
                                           -----------    -----------    -----------    -----------    -----------    ------------
NET INCREASE (DECREASE) IN NET
       ASSETS RESULTING FROM CONTRACT
       OWNER TRANSACTIONS ..............      (495,170)      (567,028)      (539,457)    (1,458,037)    (1,221,320)     (1,769,623)
                                           -----------    -----------    -----------    -----------    -----------    ------------
TOTAL INCREASE (DECREASE) IN
       NET ASSETS ......................     1,163,395     (2,913,008)       739,838     (3,256,060)       462,810      (2,791,990)
NET ASSETS
    Beginning of period ................     5,103,084      8,016,092      5,105,648      8,361,708      9,139,226      11,931,216
                                           -----------    -----------    -----------    -----------    -----------    ------------
    End of period ......................   $ 6,266,479    $ 5,103,084    $ 5,845,486    $ 5,105,648    $ 9,602,036    $  9,139,226
                                           ===========    ===========    ===========    ===========    ===========    ============
    Beginning units ....................     5,004,695      5,531,617      6,206,381      7,794,682      9,257,448      11,072,965
                                           -----------    -----------    -----------    -----------    -----------    ------------
    Units issued .......................       207,909        471,121        228,512        377,670        519,135         814,066
    Units redeemed .....................      (676,606)      (998,043)      (862,431)    (1,965,971)    (1,664,397)     (2,629,583)
                                           -----------    -----------    -----------    -----------    -----------    ------------
    Ending units .......................     4,535,998      5,004,695      5,572,462      6,206,381      8,112,186       9,257,448
                                           ===========    ===========    ===========    ===========    ===========    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A16

                                              SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
            DAVIS                  ALLIANCE BERNSTEIN          PRUDENTIAL SP ALLIANCE             PRUDENTIAL SP
            VALUE                    PREMIER GROWTH              LARGE CAP GROWTH                  DAVIS VALUE
            FUND                       PORTFOLIO                     PORTFOLIO                      PORTFOLIO
--------------------------    --------------------------     -------------------------     -------------------------
01/01/2003      01/01/2002    01/01/2003      01/01/2002     01/01/2003     01/01/2002     01/01/2003    01/01/2002
   TO              TO            TO              TO             TO             TO             TO            TO
12/31/2003      12/31/2002    12/31/2003      12/31/2002     12/31/2003     12/31/2002     12/31/2003    12/31/2002
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$   (29,282)   $   (31,315)   $   (13,659)   $   (17,839)   $   (14,293)   $    (5,463)   $   (48,778)   $   (28,624)
          0              0              0              0              0              0              0              0
    (99,831)      (260,678)      (135,201)      (272,593)        (4,394)       (13,577)         9,048        (12,376)
  1,308,031       (651,966)       339,380       (232,067)       201,116       (114,096)     1,222,517       (314,002)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
  1,178,918       (943,959)       190,520       (522,499)       182,429       (133,136)     1,182,787       (355,002)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
     14,514       (357,673)         4,335        (75,623)       609,370        440,747      2,313,625      2,321,022
   (471,955)       (73,751)      (129,423)       (46,878)       (41,302)        (3,431)      (124,635)       (53,689)
    355,877        548,782         (2,639)       (73,637)       143,038        116,998        370,190        352,083
     (1,823)        (1,865)          (458)          (524)          (199)           (33)        (1,060)          (233)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
   (103,387)       115,493       (128,185)      (196,662)       710,907        554,281      2,558,120      2,619,183
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
  1,075,531       (828,466)        62,335       (719,161)       893,336        421,145      3,740,907      2,264,181
  4,321,302      5,149,768        952,856      1,672,017        531,091        109,946      2,837,809        573,628
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$ 5,396,833    $ 4,321,302    $ 1,015,191    $   952,856    $ 1,424,427    $   531,091    $ 6,578,716    $ 2,837,809
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========
  5,969,010      5,874,558      2,146,950      2,569,424      1,061,707        153,120      3,811,760        642,171
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    820,528      1,659,524        123,338        362,918        920,773      1,049,781      3,064,787      3,388,011
   (963,182)    (1,565,072)      (390,373)      (785,392)      (161,926)      (141,194)      (502,836)      (218,422)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
  5,826,356      5,969,010      1,879,915      2,146,950      1,820,554      1,061,707      6,373,711      3,811,760
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A17

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2003 and December 31, 2002

                                                                                   SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                     PRUDENTIAL SP              PRUDENTIAL SP INVESCO          PRUDENTIAL SP
                                                  SMALL/MID CAP VALUE           SMALL COMPANY GROWTH         PIMCO TOTAL RETURN
                                                       PORTFOLIO                     PORTFOLIO                    PORTFOLIO
                                              --------------------------    -------------------------   ---------------------------
                                              01/01/2003     01/01/2002     01/01/2003     01/01/2002     01/01/2003    01/01/2002
                                                 TO             TO             TO             TO             TO            TO
                                              12/31/2003     12/31/2002     12/31/2003     12/31/2002     12/31/2003    12/31/2002
                                              -----------    -----------    -----------    ----------   ------------   ------------
OPERATIONS
    Net investment income (loss) ..........   $   (61,816)   $   (15,253)   $    (9,625)   $  (3,736)   $    262,468   $    186,331
    Capital gains distributions received ..             0              0              0            0         537,923            214
    Realized gain (loss) on shares redeemed       (22,917)       (36,908)         4,228      (13,110)        112,735          7,473
    Net change in unrealized gain (loss)
           on investments .................     1,357,374       (446,646)       189,047      (65,860)        103,948        733,431
                                              -----------    -----------    -----------    ---------    ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ..........     1,272,641       (498,807)       183,650      (82,706)      1,017,074        927,449
                                              -----------    -----------    -----------    ---------    ------------   ------------
CONTRACT OWNER TRANSACTIONS
    Contract owner net payments ...........     1,893,276      1,799,944        313,029      334,562       6,050,527      8,909,487
    Surrenders, withdrawals and
          death benefits ..................      (233,883)      (137,781)       (27,592)      (4,023)     (1,531,793)    (1,544,545)
    Net transfers between other subaccounts
           or fixed rate option ...........       327,676      1,377,585        168,124       83,414       1,721,230      9,270,124
    Withdrawal and other charges ..........        (1,308)          (530)          (194)         (53)         (8,343)        (2,105)
                                              -----------    -----------    -----------    ---------    ------------   ------------
NET INCREASE (DECREASE) IN NET
     ASSETS RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ...................     1,985,761      3,039,218        453,367      413,900       6,231,621     16,632,961
                                              -----------    -----------    -----------    ---------    ------------   ------------
TOTAL INCREASE (DECREASE) IN
     NET ASSETS ...........................     3,258,402      2,540,411        637,017      331,194       7,248,695     17,560,410

NET ASSETS
    Beginning of period ...................     3,121,422        581,011        423,688       92,494      20,171,087      2,610,677
                                              -----------    -----------    -----------    ---------    ------------   ------------
    End of period .........................   $ 6,379,824    $ 3,121,422    $ 1,060,705    $ 423,688    $ 27,419,782   $ 20,171,087
                                              ===========    ===========    ===========    =========    ============   ============
    Beginning units .......................     3,473,619        536,631        830,654      127,211      17,327,700      2,435,235
                                              -----------    -----------    -----------    ---------    ------------   ------------
    Units issued ..........................     2,404,263      3,329,235        628,958      849,953       9,779,503     16,788,894
    Units redeemed ........................      (596,172)      (392,247)      (127,046)    (146,510)     (4,079,527)    (1,896,429)
                                              -----------    -----------    -----------    ---------    ------------   ------------
    Ending units ..........................     5,281,710      3,473,619      1,332,566      830,654      23,027,676     17,327,700
                                              ===========    ===========    ===========    =========    ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A18

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
        PRUDENIAL SP                JANUS ASPEN               PRUDENTIAL SP                  PRUDENTIAL SP
      PIMCO HIGH YIELD           GROWTH PORTFOLIO -          LARGE CAP VALUE                AIM CORE EQUITY
         PORTFOLIO                SERVICE SHARES                PORTFOLIO                      PORTFOLIO
--------------------------    -----------------------   --------------------------    -------------------------
01/01/2003     01/01/2002     01/01/2003   01/01/2002   01/01/2003     01/01/2002     01/01/2003     01/01/2002
   TO             TO             TO           TO           TO             TO             TO             TO
12/31/2003     12/31/2002     12/31/2003   12/31/2002   12/31/2003     12/31/2002     12/31/2003     12/31/2002
-----------    -----------    ----------   ----------   -----------    -----------    -----------    ----------
$   180,927    $    81,804    $  (5,540)   $  (2,347)   $   (37,045)   $    (2,599)   $    (7,622)   $  (5,284)
          0              0            0            0              0              0              0            0
     18,617        (21,270)       2,438       (6,337)       (18,783)       (45,199)          (569)        (745)
    395,575        (36,977)      99,196      (42,020)       665,784       (278,166)       141,129      (57,867)
-----------    -----------    ---------    ---------    -----------    -----------    -----------    ---------
    595,119         23,557       96,094      (50,704)       609,956       (325,964)       132,938      (63,896)
-----------    -----------    ---------    ---------    -----------    -----------    -----------    ---------
  2,027,405      1,693,808      221,938      191,317        864,109      1,507,102        172,237      440,924
   (168,730)       (41,829)     (13,279)      (1,048)      (135,581)       (57,506)       (13,758)      (6,325)
    477,801        147,249       41,474       14,373        214,731        157,714         48,495       47,609
       (691)          (100)         (88)         (21)          (617)          (161)          (123)         (25)
-----------    -----------    ---------    ---------    -----------    -----------    -----------    ---------
  2,335,785      1,799,128      250,045      204,621        942,642      1,607,149        206,851      482,183
-----------    -----------    ---------    ---------    -----------    -----------    -----------    ---------
  2,930,904      1,822,685      346,139      153,917      1,552,598      1,281,185        339,789      418,287
  2,015,050        192,365      222,172       68,255      1,941,622        660,437        453,410       35,123
-----------    -----------    ---------    ---------    -----------    -----------    -----------    ---------
$ 4,945,954    $ 2,015,050    $ 568,311    $ 222,172    $ 3,494,220    $ 1,941,622    $   793,199    $ 453,410
===========    ===========    =========    =========    ===========    ===========    ===========    =========
  1,975,328        185,093      488,938      111,148      2,520,843        708,732        826,264       54,977
-----------    -----------    ---------    ---------    -----------    -----------    -----------    ---------
  2,648,453      2,075,142      347,102      449,540      1,272,132      2,278,741        300,607      858,789
   (564,657)      (284,907)     (81,414)     (71,750)      (321,964)      (466,630)       (36,435)     (87,502)
-----------    -----------    ---------    ---------    -----------    -----------    -----------    ---------
  4,059,124      1,975,328      754,626      488,938      3,471,011      2,520,843      1,090,436      826,264
===========    ===========    =========    =========    ===========    ===========    ===========    =========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A19

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2003 and December 31, 2002

                                                                                   SUBACCOUNTS
                                                ---------------------------------------------------------------------------------
                                                     PRUDENTIAL SP          PRUDENTIAL SP STRATEGIC          PRUDENTIAL SP
                                                MFS CAPITAL OPPORTUNITIES    PARTNERS FOCUSED GROWTH         MID CAP GROWTH
                                                        PORTFOLIO                  PORTFOLIO                    PORTFOLIO
                                                -------------------------  -------------------------   --------------------------
                                                01/01/2003     01/01/2002  01/01/2003     01/01/2002    01/01/2003     01/01/2002
                                                    TO            TO           TO            TO            TO             TO
                                                12/31/2003     12/31/2002  12/31/2003     12/31/2002    12/31/2003     12/31/2002
                                                ----------     ----------  -----------    ----------   -----------    -----------
OPERATIONS
    Net investment income (loss) .............  $   (4,090)    $   (2,324) $    (7,851)   $   (4,095)  $   (17,165)   $    (6,455)
    Capital gains distributions received .....           0              0            0             0             0              0
    Realized gain (loss) on shares redeemed ..        (933)       (10,733)         157        (4,308)        4,890        (54,200)
    Net change in unrealized gain (loss)
           on investments ....................      73,263        (38,443)     122,498       (77,323)      375,316       (178,476)
                                                ----------     ----------  -----------    ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS .............      68,240        (51,500)     114,804       (85,726)      363,041       (239,131)
                                                ----------     ----------  -----------    ----------   -----------    -----------
CONTRACT OWNER TRANSACTIONS
    Contract owner net payments ..............     147,998        140,284      152,636       261,426       514,745        491,083
    Surrenders, withdrawals and death benefits     (12,649)        (3,237)     (27,948)       (5,137)      (37,698)        (4,594)
    Net transfers between other subaccounts
           or fixed rate option ..............      57,751         47,779      144,399        31,980       495,508        203,558
    Withdrawal and other charges .............        (100)           (18)         (81)          (44)         (258)          (134)
                                                ----------     ----------  -----------    ----------   -----------    -----------
NET INCREASE (DECREASE) IN NET
       ASSETS RESULTING FROM CONTRACT
       OWNER TRANSACTIONS ....................     193,000        184,808      269,006       288,225       972,297        689,913
                                                ----------     ----------  -----------    ----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN
       NET ASSETS ............................     261,240        133,308      383,810       202,499     1,335,338        450,782
NET ASSETS
    Beginning of period ......................     191,759         58,451      371,448       168,949       659,715        208,933
                                                ----------     ----------  -----------    ----------   -----------    -----------
    End of period ............................  $  452,999     $  191,759  $   755,258    $  371,448   $ 1,995,053    $   659,715
                                                ==========     ==========  ===========    ==========   ===========    ===========
    Beginning units ..........................     383,298         77,931      726,182       247,664     1,602,153        265,702
                                                ----------     ----------  -----------    ----------   -----------    -----------
    Units issued .............................     264,412        360,904      443,435       533,173     1,611,944      1,797,324
    Units redeemed ...........................     (42,568)       (55,537)    (120,947)      (54,655)     (202,742)      (460,874)
                                                ----------     ----------  -----------    ----------   -----------    -----------
    Ending units .............................     605,142        383,298    1,048,670       726,182     3,011,355      1,602,153
                                                ==========     ==========  ===========    ==========   ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A20

                                           SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
      SP PRUDENTIAL                PRUDENTIAL SP            PRUDENTIAL SP                 PRUDENTIAL SP
   U.S. EMERGING GROWTH        AIM AGGRESSIVE GROWTH     ALLIANCE TECHNOLOGY     CONSERVATIVE ASSET ALLOCATION
         PORTFOLIO                   PORTFOLIO                PORTFOLIO                    PORTFOLIO
--------------------------   ------------------------  ------------------------  -----------------------------
01/01/2003     01/01/2002    01/01/2003    01/01/2002   01/01/2003   01/01/2002  01/01/2003         01/01/2002
   TO             TO            TO            TO           TO           TO          TO                 TO
12/31/2003     12/31/2002    12/31/2003    12/31/2002   12/31/2003   12/31/2002  12/31/2003         12/31/2002
-----------    -----------   ----------   -----------  -----------   ----------  -----------       -----------
$   (21,799)   $    (7,711)  $   (6,835)  $    (2,542) $    (4,225)  $   (2,969) $   (10,894)      $   (24,900)
          0              0            0             0            0            0        6,598             1,196
       (543)       (26,694)       1,600        (1,269)       7,632      (40,203)      33,195           (30,666)
    446,940       (155,381)     116,292       (33,780)      87,925      (58,413)     794,588           (45,818)
-----------    -----------   ----------   -----------  -----------   ----------  -----------       -----------
    424,598       (189,786)     111,057       (37,591)      91,332     (101,585)     823,487          (100,188)
-----------    -----------   ----------   -----------  -----------   ----------  -----------       -----------
    967,903        507,668      345,077       225,481      118,071       68,715    2,590,733         2,567,053
    (47,996)       (29,229)     (34,711)         (436)     (42,031)     (41,279)    (311,146)          (65,141)
    594,679        262,497       73,845        27,398      175,134        9,311    1,227,665           998,903
       (436)          (127)        (143)           (4)        (106)         (54)      (1,292)             (222)
-----------    -----------   ----------   -----------  -----------   ----------  -----------       -----------
  1,514,150        740,809      384,068       252,439      251,068       36,693    3,505,960         3,500,593
-----------    -----------   ----------   -----------  -----------   ----------  -----------       -----------
  1,938,748        551,023      495,125       214,848      342,400      (64,892)   4,329,447         3,400,405
    762,208        211,185      247,210        32,362      191,704      256,596    4,088,175           687,770
-----------    -----------   ----------   -----------  -----------   ----------  -----------       -----------
$ 2,700,956    $   762,208   $  742,335   $   247,210  $   534,104   $  191,704  $ 8,417,622       $ 4,088,175
===========    ===========   ==========   ===========  ===========   ==========  ===========       ===========
  1,566,735        294,380      479,715        50,855      462,922      328,849    4,472,764           697,290
-----------    -----------   ----------   -----------  -----------   ----------  -----------       -----------
  1,996,749      1,487,459      566,271       437,749      608,718      486,482    4,541,901         4,601,522
   (329,379)      (215,104)    (119,018)       (8,889)    (285,384)    (352,409)  (1,099,993)         (826,048)
-----------    -----------   ----------   -----------  -----------   ----------  -----------       -----------
  3,234,105      1,566,735      926,968       479,715      786,256      462,922    7,914,672         4,472,764
===========    ===========   ==========   ===========  ===========   ==========  ===========       ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A21

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2003 and December 31, 2002

                                                                                SUBACCOUNTS
                                          --------------------------------------------------------------------------------------
                                                  PRUDENTIAL SP               PRUDENTIAL SP            PRUDENTIAL SP AGGRESSIVE
                                           BALANCED ASSET ALLOCATION      GROWTH ASSET ALLOCATION      GROWTH ASSET ALLOCATION
                                                   PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                          ---------------------------    --------------------------    -------------------------
                                           01/01/2003     01/01/2002     01/01/2003     01/01/2002     01/01/2003     01/01/2002
                                              TO             TO             TO             TO             TO             TO
                                           12/31/2003     12/31/2002     12/31/2003     12/31/2002     12/31/2003     12/31/2002
                                          ------------    -----------    -----------    -----------    -----------    ----------
OPERATIONS
    Net investment income (loss) ......   $    (51,777)   $   (33,322)   $   (49,809)   $   (27,936)   $   (10,514)   $   (1,959)
    Capital gains distributions
       received .......................              0          1,199              0            449              0             0
    Realized gain (loss) on shares
       redeemed .......................         33,566        (35,392)        59,439        (26,707)         3,280       (12,363)
    Net change in unrealized gain
       (loss) on investments ..........      1,561,464       (170,110)     1,299,076       (274,669)       205,976       (21,492)
                                          ------------    -----------    -----------    -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ......      1,543,253       (237,625)     1,308,706       (328,863)       198,742       (35,814)
                                          ------------    -----------    -----------    -----------    -----------    ----------
CONTRACT OWNER TRANSACTIONS
    Contract owner net payments .......      6,156,063      3,936,725      2,758,465      2,662,877        787,963       243,574
    Surrenders, withdrawals and
        death benefits ................       (262,030)       (85,990)      (295,396)       (12,318)       (54,085)         (115)
    Net transfers between other
       subaccounts or fixed rate option      1,692,621        822,302        934,383        187,327        271,679        15,775
    Withdrawal and other charges ......         (1,204)          (155)        (1,611)          (362)          (166)          (31)
                                          ------------    -----------    -----------    -----------    -----------    ----------
NET INCREASE (DECREASE) IN NET
       ASSETS RESULTING FROM CONTRACT
       OWNER TRANSACTIONS .............      7,585,450      4,672,882      3,395,841      2,837,524      1,005,391       259,203
                                          ------------    -----------    -----------    -----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN
       NET ASSETS .....................      9,128,703      4,435,257      4,704,547      2,508,661      1,204,133       223,389
NET ASSETS
    Beginning of period ...............      4,659,132        223,875      3,120,648        611,987        248,145        24,756
                                          ------------    -----------    -----------    -----------    -----------    ----------
    End of period .....................   $ 13,787,835    $ 4,659,132    $ 7,825,195    $ 3,120,648    $ 1,452,278    $  248,145
                                          ============    ===========    ===========    ===========    ===========    ==========
    Beginning units ...................      5,851,958        239,680      4,541,886        690,300        413,163        28,420
                                          ------------    -----------    -----------    -----------    -----------    ----------
    Units issued ......................      8,617,136      6,232,190      4,891,697      4,070,510      1,083,909       517,306
    Units redeemed ....................     (1,225,422)      (619,912)    (1,298,308)      (218,924)       (97,156)     (132,563)
                                          ------------    -----------    -----------    -----------    -----------    ----------
    Ending units ......................     13,243,672      5,851,958      8,135,275      4,541,886      1,399,916       413,163
                                          ============    ===========    ===========    ===========    ===========    ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A22

                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------
   PRUDENTIAL SP JENNISON          PRUDENTIAL SP DEUTSCHE      EVERGREEN VA  EVERGREEN VA
    INTERNATIONAL GROWTH            INTERNATIONAL EQUITY         BLUE CHIP  GLOBAL LEADERS
          PORTFOLIO                        PORTFOLIO               FUND          FUND
----------------------------    ----------------------------   ------------ --------------
01/01/2003        01/01/2002      01/01/2003      01/01/2002    01/01/2003    01/01/2003
   TO                TO              TO              TO            TO            TO
12/31/2003        12/31/2002      12/31/2003      12/31/2002    12/05/2003    12/05/2003
------------    ------------    ------------    ------------   ------------ --------------
$    (12,602)   $    (12,528)   $     (9,289)   $    (13,087)    $   (196)     $     17
           0               0               0               0            0             0
      58,171         624,317          45,645         524,174        4,526           761
     292,696         (96,287)        295,649         (79,840)           0             0
------------    ------------    ------------    ------------     --------      --------
     338,265         515,502         332,005         431,247        4,330           778
------------    ------------    ------------    ------------     --------      --------
     446,849         681,055         664,596       1,015,991       41,589        13,362
     (49,498)         (7,839)        (32,812)        (13,414)           0             0
     123,555        (823,607)         39,407        (856,286)     (45,919)      (14,140)
        (353)           (339)           (361)           (335)           0             0
------------    ------------    ------------    ------------     --------      --------
     520,553        (150,730)        670,830         145,956       (4,330)         (778)
------------    ------------    ------------    ------------     --------      --------
     858,818         364,772       1,002,835         577,203            0             0
     485,842         121,070         699,684         122,481            0             0
------------    ------------    ------------    ------------     --------      --------
$  1,344,660    $    485,842    $  1,702,519    $    699,684     $      0      $      0
============    ============    ============    ============     ========      ========
   1,097,294         221,449       1,162,139         168,981            0             0
------------    ------------    ------------    ------------     --------      --------
  22,033,666      70,374,968      19,080,711      58,654,651       40,660        12,467
 (21,357,757)    (69,499,123)    (18,341,301)    (57,661,493)     (40,660)      (12,467)
------------    ------------    ------------    ------------     --------      --------
   1,773,203       1,097,294       1,901,549       1,162,139            0             0
============    ============    ============    ============     ========      ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A23

                             FINANCIAL STATEMENTS OF
       PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGE IN NET ASSETS
For the periods ended December 31, 2003 and December 31, 2002

                                                                                           SUBACCOUNTS
                                                             -----------------------------------------------------------------------
                                                                            EVERGREEN VA    EVERGREEN     EVERGREEN
                                                             EVERGREEN VA     SMALL CAP   INTERNATIONAL    GROWTH &       EVERGREEN
                                                                OMEGA           VALUE        EQUITY         INCOME           VA
                                                                 FUND           FUND          FUND           FUND           FUND
                                                             ------------   ------------  -------------   -----------     ----------
                                                              01/01/2003      01/01/2003    12/05/2003     12/05/2003     12/05/2003
                                                                  TO              TO            TO             TO             TO
                                                              12/31/2003      12/31/2003    12/31/2003     12/31/2003     12/31/2003
                                                             ------------   ------------  -------------   -----------     ----------
OPERATIONS
    Net investment income (loss) ........................      $    (957)      $     (4)      $   113      $     398       $    (56)
    Capital gains distributions received ................              0              0             0              0              0
    Realized gain (loss) on shares redeemed .............            190              1             1          1,161              2
    Net change in unrealized gain (loss)
       on investments ...................................         21,286            479           524          3,438          1,992
                                                               ---------       --------       -------      ---------       --------
NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ........................         20,519            476           638          4,997          1,938
                                                               ---------       --------       -------      ---------       --------
CONTRACT OWNER TRANSACTIONS
    Contract owner net payments .........................        110,413         10,920             0        105,053              2
    Surrenders, withdrawals and death benefits ..........           (419)             0             0              0              0
    Net transfers between other subaccounts
       or fixed rate option .............................              0              0        14,140              0         45,919
    Withdrawal and other charges ........................              0              0             0              0              0
                                                               ---------       --------       -------      ---------       --------
NET INCREASE (DECREASE) IN NET
       ASSETS RESULTING FROM CONTRACT
       OWNER TRANSACTIONS ...............................        109,994         10,920        14,140        105,053         45,921
                                                               ---------       --------       -------      ---------       --------
TOTAL INCREASE (DECREASE) IN
       NET ASSETS .......................................        130,513         11,396        14,778        110,050         47,859
NET ASSETS
    Beginning of period .................................              0              0             0              0              0
                                                               ---------       --------       -------      ---------       --------
    End of period .......................................      $ 130,513       $ 11,396       $14,778      $ 110,050       $ 47,859
                                                               =========       ========       =======      =========       ========
    Beginning units .....................................              0              0             0              0              0
                                                               ---------       --------       -------      ---------       --------
    Units issued ........................................         98,290          9,106         1,415         20,668          4,628
    Units redeemed ......................................           (324)             0             1        (10,082)             0
                                                               ---------       --------       -------      ---------       --------
    Ending units ........................................         97,966          9,106         1,414         10,586          4,628
                                                               =========       ========       =======      =========       ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A24

                                    NOTES TO
                             FINANCIAL STATEMENTS OF
                            PRUCO LIFE OF NEW JERSEY
                    FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2003

NOTE 1:  GENERAL

         Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the "Account") was established on May 20, 1996 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Select and Discovery Choice Variable Annuity Contracts, (collectively, "Discovery Choice") are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner. The Discovery Choice contract is considered Basic or Enhanced depending on the death benefit option that you choose, where the Enhanced contract offers a guaranteed minimum death benefit.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are fifty-four subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. Options available which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Equity Portfolio, Prudential Value Portfolio, Prudential Stock Index Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential Jennison 20/20 Focus Portfolio, Prudential Diversified Conservative Growth Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Protfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Protfolio, Prudential SP Deutsche International Equity Portfolio. Options available for the Flexible Premium contracts which invest in a corresponding portfolio of the non-Prudential adminstered funds are: OCC Acumulation Trust Managed Portfolio, AIM V.I. Core Equity Fund, T. Rowe Price Equity Income Portfolio, AIM V.I. Premier Equity, Janus Aspen Growth Portfolio, MFS Research Series, MFS Emerging Growth Series, OCC Accumulation Trust Small Cap Portfolio, Credit Suisse Global Post-Venture Capital Portfolio, Janus Aspen International Growth Portfolio, T. Rowe Price International Stock Portfolio, American Century VP Value Fund, Franklin Small Cap Fund, AllianceBernstein Premier Growth Portfolio, Davis Value Fund, Janus Aspen Series Growth Portfolio - Service Shares, Evergreen EVG Foundation Fund, Evergreen EVG Growth Fund, Evergreen EVG Omega Fund, Evergreen EVG Small Cap Value Fund, Evergreen EVG International Equity Fund, Evergeen EVG Growth and Income Fund, and Evergreen EVG VA Fund.

         At December 31, 2003, there were no balances pertaining to Evergreen EVG Foundation Fund and Evergreen EVG Growth Fund.

         The Series Fund is a diversified open-end management investment company, and is managed by an affiliate of Prudential.

         On December 5, 2003, the following funds were merged into one another. A new subaccount was established to invest in the surviving funds. The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes as a transfer in.

                                       A25

       Retired Portfolios                             New Portfolios                  Assets Moved
---------------------------------        ---------------------------------------      ------------
Evergreen EVG Capital Growth Fund        Evergreen EVG Growth and Income Fund           $      0
Evergreen EVG Blue Chip Fund             Evergreen EVG VA Fund                          $ 46,111
Evergreen EVG Global Leaders Fund        Evergreen EVG International Equity Fund        $ 14,036
Evergreen EVG Masters Fund               Evergreen EVG VA Fund                          $      0

         On December 5, 2003, there were no balances pertaining to Evergreen EVG Capital Growth Fund and Evergreen EVG Masters Fund. Therefore, no assets were moved into the new portfolios.

NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         INVESTMENTS--The investments in shares of the portfolios are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.

         SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the distribution date.

NOTE 3:  TAXES

         Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 4:  PURCHASES AND SALES OF INVESTMENTS

         The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2003 were as follows:

                                                     PURCHASES         SALES
                                                   -------------   -------------
Prudential Money Market Portfolio                  $  53,619,740   $ (67,718,908)
Prudential Diversified Bond Portfolio              $   1,267,946   $  (8,706,067)
Prudential Equity Portfolio                        $   1,867,318   $  (5,265,225)
Prudential Value Portfolio                         $     967,419   $  (4,116,633)
Prudential High Yield Bond Portfolio               $     696,865   $  (4,230,488)
Prudential Stock Index Portfolio                   $   3,850,383   $  (6,105,124)
Prudential Global Portfolio                        $     803,493   $  (1,137,046)
Prudential Jennison Portfolio                      $   2,775,986   $  (6,009,573)
Prudential Small Capitalization Stock Portfolio    $     207,891   $  (1,713,654)
T. Rowe International Stock Portfolio              $   7,692,015   $  (8,892,014)
T. Rowe Equity Stock Portfolio                     $     692,165   $  (2,236,598)
Oppenheimer Managed Portfolio                      $     130,305   $  (2,512,764)
Oppenheimer Small Cap Portfolio                    $     486,828   $  (1,358,374)
AIM V.I. Core Equity Fund                          $      72,408   $  (1,282,116)
AIM V.I. Premier Equity Fund                       $     204,101   $  (2,536,452)
Janus Growth Portfolio                             $     120,705   $  (2,392,480)
Janus International Growth Portfolio               $     344,916   $  (2,512,273)
MFS Research Series                                $      41,601   $    (781,614)

                                       A26

                                                              PURCHASES        SALES
                                                             -----------   ------------
MFS Emerging Growth Series                                   $   154,498   $ (1,636,400)
Credit Suisse Trust Global Post-Venture Fund                 $ 7,598,415   $ (8,800,916)
American Century VP Value Fund                               $   262,957   $ (1,210,716)
Franklin Temp Small Cap Fund                                 $   215,457   $   (786,126)
Prudential Jennison 20/20 Focus Portfolio                    $   193,567   $   (805,275)
Prudential Diversified Conservative Growth Portfolio         $   542,902   $ (1,892,559)
Davis Value Fund                                             $   555,676   $   (723,852)
Alliance Bernstein Premier Growth Portfolio                  $    55,071   $   (196,915)
Prudential SP Alliance Large Cap Growth Portfolio            $   826,318   $   (129,703)
Prudential SP Davis Value Portfolio                          $ 3,017,663   $   (527,030)
Prudential SP Small/Mid Cap Value Portfolio                  $ 2,518,315   $   (595,539)
Prudential SP INVESCO Small Company Growth Portfolio         $   545,320   $   (101,578)
Prudential SP PIMCO Total Return Portfolio                   $10,903,358   $ (5,052,771)
Prudential SP PIMCO High Yield Portfolio                     $ 2,966,173   $   (682,163)
Janus Aspen Growth Portfolio - Service Shares                $   317,173   $    (72,668)
Prudential SP Large Cap Value Portfolio                      $ 1,186,209   $   (280,611)
Prudential SP AIM Core Equity Portfolio                      $   229,767   $    (32,495)
Prudential SP MFS Capital Opportunities Portfolio            $   224,681   $    (36,083)
Prudential SP Strategic Partners Focused Growth Portfolio    $   350,626   $    (89,471)
Prudential SP Mid Cap Growth Portfolio                       $ 1,092,307   $   (137,174)
SP Prudential U.S. Emerging Growth Portfolio                 $ 1,706,984   $   (214,634)
Prudential SP AIM Aggressive Growth Portfolio                $   463,718   $    (86,483)
Prudential SP Alliance Technology Portfolio                  $   437,048   $   (190,205)
Prudential SP Conservative Asset Allocation Portfolio        $ 4,456,482   $ (1,040,108)
Prudential SP Balanced Asset Allocation Portfolio            $ 8,639,920   $ (1,170,797)
Prudential SP Growth Asset Allocation Portfolio              $ 4,430,515   $ (1,112,605)
Prudential SP Aggressive Growth Asset Allocation Portfolio   $ 1,087,444   $    (92,664)
Prudential SP Jennison International Growth Portfolio        $13,897,944   $(13,389,992)
Prudential SP Deutsche International Equity Portfolio        $13,999,251   $(13,344,822)
Evergreen VA Blue Chip Fund                                  $    41,591   $    (46,279)
Evergreen VA Global Leaders Fund                             $    13,361   $    (14,204)
Evergreen VA Omega Fund                                      $   110,379   $     (1,341)
Evergreen VA Small Cap Value Fund                            $    10,920   $        (15)
Evergreen International Equity Fund                          $    14,140   $        (18)
Evergreen Growth & Income Fund                               $   206,160   $   (101,234)
Evergeen VA Fund                                             $    45,919   $        (56)

NOTE 5:  RELATED PARTY TRANSACTIONS

         Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the portfolios in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

         The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential

         The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

                                       A27

         PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

         Prudential Mutual Fund Services LLC ("PMFS"), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 6:  FINANCIAL HIGHLIGHTS

         Pruco Life of New Jersey sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

         The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options.

                                            AT YEAR ENDED                                        FOR YEAR ENDED
                            -------------------------------------------      -------------------------------------------------------

                             UNITS         UNIT VALUE        NET ASSETS       INVESTMENT      EXPENSE RATIO**       TOTAL RETURN***
                            (000S)      LOWEST - HIGHEST       (000S)        INCOME RATIO*   LOWEST - HIGHEST      LOWEST - HIGHEST
                            ------     ------------------    ----------      ------------    ----------------     ------------------
                                                                PRUDENTIAL MONEY MARKET PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  23,421     0.98810 to 1.25286     $27,702            0.86%        1.35% to 1.80%       -0.94%  to -0.51%
December 31, 2002 ........  34,850     1.00991 to 1.25977     $41,500            1.51%        1.35% to 1.65%       -0.12%  to  0.17%
December 31, 2001 ........  33,083     1.03811 to 1.25820     $41,173            3.87%        1.35% to 1.65%        2.42%  to  2.72%

                                                             PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  37,311     1.26643 to 1.50079     $55,872            4.01%        1.35% to 1.65%        5.73% to   6.05%
December 31, 2002 ........  41,855     1.19774 to 1.41582     $59,121           11.65%        1.35% to 1.65%        5.34% to   5.64%
December 31, 2001 ........  48,162     1.13699 to 1.34090     $64,452            6.14%        1.35% to 1.65%        5.25% to   5.57%

                                                                    PRUDENTIAL EQUITY PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  27,122     0.94205 to 1.57580     $41,946            0.99%        1.35% to 1.65%       29.51% to  29.90%
December 31, 2002 ........  29,120     0.72737 to 1.21384     $35,149            0.84%        1.35% to 1.65%      -23.60% to -23.38%
December 31, 2001 ........  33,168     0.95205 to 1.58490     $52,498            0.82%        1.35% to 1.65%      -12.62% to -12.35%

                                                                    PRUDENTIAL VALUE PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  18,950     0.99748 to 1.89915     $34,773            1.57%        1.35% to 1.80%       25.81% to  26.37%
December 31, 2002 ........  20,406     0.79168 to 1.50369     $30,173            1.32%        1.35% to 1.65%      -23.24% to -23.00%
December 31, 2001 ........  23,035     1.18037 to 1.95415     $44,924            1.56%        1.35% to 1.65%       -3.65% to  -3.37%

                                                               PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  19,799     1.12137 to 1.37730     $27,247            8.33%        1.35% to 1.65%       23.00% to  23.37%
December 31, 2002 ........  22,383     0.91166 to 1.11685     $24,979           17.74%        1.35% to 1.65%       -0.15% to   0.18%
December 31, 2001 ........  26,540     0.91301 to 1.11561     $29,588           11.57%        1.35% to 1.65%       -2.02% to  -1.75%

                                                                  PRUDENTIAL STOCK INDEX PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  34,885     0.76179 to 1.69204     $54,006            1.44%        1.35% to 1.65%       26.10% to  26.48%
December 31, 2002 ........  35,111     0.60378 to 1.33841     $44,387            1.22%        1.35% to 1.65%      -23.45% to -23.23%
December 31, 2001 ........  37,409     0.78853 to 1.74431     $64,575            0.99%        1.35% to 1.65%      -13.46% to -13.21%

                                                                    PRUDENTIAL GLOBAL PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   7,208     0.69073 to 1.46429     $ 9,537            0.37%        1.35% to 1.65%       31.88% to  32.28%
December 31, 2002 ........   7,196     0.52344 to 1.10749     $ 7,433            1.06%        1.35% to 1.65%      -26.36% to -26.15%
December 31, 2001 ........   7,450     0.71047 to 1.50029     $10,995            0.34%        1.35% to 1.65%      -18.95% to -18.71%

                                                                   PRUDENTIAL JENNISON PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  36,097     0.57165 to 1.61723     $52,789            0.26%        1.35% to 1.65%       28.13% to  28.53%
December 31, 2002 ........  37,205     0.44585 to 1.25897     $43,711            0.20%        1.35% to 1.65%      -32.08% to -31.87%
December 31, 2001 ........  40,244     0.65613 to 1.84898     $73,288            0.17%        1.35% to 1.65%      -19.57% to -19.34%

                                                          PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   5,173     1.47156 to 1.84609     $ 9,528            0.46%        1.35% to 1.65%       36.02% to  36.42%
December 31, 2002 ........   6,136     1.08184 to 1.35384     $ 8,288            0.88%        1.35% to 1.65%      -16.30% to -16.05%
December 31, 2001 ........   6,415     1.29257 to 1.61358     $10,328            0.52%        1.35% to 1.65%        3.85% to   4.15%

                                                                T. ROWE INTERNATIONAL STOCK PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   3,236     0.76471 to 1.02374     $ 3,306            1.22%        1.35% to 1.65%       28.40% to  28.77%
December 31, 2002 ........   4,903     0.59558 to 0.79531     $ 3,609            0.89%        1.35% to 1.65%      -19.61% to -19.39%
December 31, 2001 ........   3,571     0.74088 to 0.98698     $ 3,519            1.68%        1.35% to 1.65%      -23.46% to -23.24%

                                                                    T. ROWE EQUITY STOCK PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   9,103     1.14069 to 1.73402     $15,629            1.69%        1.35% to 1.65%       23.46% to  23.83%
December 31, 2002 ........  10,042     0.92390 to 1.40102     $13,970            1.60%        1.35% to 1.65%      -14.53% to -14.28%
December 31, 2001 ........  10,996     1.08101 to 1.63523     $17,859            1.44%        1.35% to 1.65%       -0.17% to   0.13%

                                       A28

                                            AT YEAR ENDED                                        FOR YEAR ENDED
                            -------------------------------------------      -------------------------------------------------------
                             UNITS         UNIT VALUE        NET ASSETS       INVESTMENT      EXPENSE RATIO**      TOTAL RETURN***
                            (000S)      LOWEST - HIGHEST       (000S)        INCOME RATIO*   LOWEST - HIGHEST      LOWEST - HIGHEST
                            ------     ------------------    ----------      ------------    ----------------     ------------------
                                                                  OPPENHEIMER MANAGED PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  12,855     0.97053 to 1.38628     $17,801            1.85%        1.35% to 1.65%       19.77% to  20.12%
December 31, 2002 ........  14,620     0.81033 to 1.15460     $16,864            2.05%        1.35% to 1.65%      -18.23% to -17.99%
December 31, 2001 ........  17,351     0.99096 to 1.40868     $24,431            2.42%        1.35% to 1.65%       -6.44% to  -6.17%

                                                                 OPPENHEIMER SMALL CAP PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   5,899     1.70696 to 1.81797     $10,721            0.05%        1.35% to 1.65%       40.34% to  40.76%
December 31, 2002 ........   6,466     1.21632 to 1.29217     $ 8,354           11.52%        1.35% to 1.65%      -22.91% to -22.68%
December 31, 2001 ........   7,318     1.57777 to 1.67203     $12,234            0.78%        1.35% to 1.65%        6.59% to   6.90%

                                                                    AIM V.I. CORE EQUITY FUND
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   6,768     0.75247 to 1.40486     $ 9,494            0.99%        1.35% to 1.65%       22.40% to  22.75%
December 31, 2002 ........   7,670     0.61477 to 1.14498     $ 8,771            0.31%        1.35% to 1.65%      -16.95% to -16.70%
December 31, 2001 ........   8,884     0.74028 to 1.37536     $12,202            0.04%        1.35% to 1.65%      -24.07% to -23.85%

                                                                  AIM V.I. PREMIER EQUITY FUND
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  11,968     0.67689 to 1.31839     $15,643            0.30%        1.35% to 1.65%       23.07% to  23.42%
December 31, 2002 ........  13,841     0.55001 to 1.06879     $14,685            0.31%        1.35% to 1.65%      -31.40% to -31.19%
December 31, 2001 ........  16,342     0.80174 to 1.55406     $25,263            0.12%        1.35% to 1.65%      -13.97% to -13.72%

                                                                     JANUS GROWTH PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  11,699     0.66870 to 1.36461     $15,849            0.09%        1.35% to 1.65%       29.57% to  29.96%
December 31, 2002 ........  13,505     0.51608 to 1.05047     $14,096            0.00%        1.35% to 1.65%      -27.71% to -27.49%
December 31, 2001 ........  16,338     0.71393 to 1.44951     $23,583            0.07%        1.35% to 1.65%      -25.94% to -25.73%

                                                               JANUS INTERNATIONAL GROWTH PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  10,518     0.88582 to 1.56797     $16,347            1.22%        1.35% to 1.65%       32.73% to  33.12%
December 31, 2002 ........  12,091     0.66739 to 1.17846     $14,127            0.85%        1.35% to 1.65%      -26.80% to -26.57%
December 31, 2001 ........  14,255     0.91170 to 1.60593     $22,719            1.02%        1.35% to 1.65%      -24.46% to -24.25%


                                                                       MFS RESEARCH SERIES
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   3,644     0.75952 to 1.20836     $ 4,401            0.69%        1.40% to 1.65%       22.68% to  22.98%
December 31, 2002 ........   4,283     0.61911 to 0.98255     $ 4,206            0.35%        1.40% to 1.65%      -25.77% to -25.58%
December 31, 2001 ........   5,024     0.73402 to 1.32030     $ 6,631            0.01%        1.40% to 1.65%      -22.52% to -22.33%

                                                                   MFS EMERGING GROWTH SERIES
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  11,293     0.63317 to 1.15881     $13,059            0.00%        1.35% to 1.65%       28.12% to  28.49%
December 31, 2002 ........  12,633     0.49421 to 0.90235     $11,375            0.00%        1.35% to 1.65%      -34.84% to -34.64%
December 31, 2001 ........  14,754     0.75847 to 1.38140     $20,334            0.00%        1.35% to 1.65%      -34.56% to -34.37%

                                                          CREDIT SUISSE TRUST GLOBAL POST-VENTURE FUND
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   2,671     0.73541 to 0.96436     $ 2,575            0.00%        1.35% to 1.65%       45.26% to  45.68%
December 31, 2002 ........   4,636     0.50628 to 0.66230     $ 2,811            0.00%        1.35% to 1.65%      -35.22% to -35.03%
December 31, 2001 ........   3,217     0.78159 to 1.01997     $ 3,281            0.00%        1.35% to 1.65%      -29.79% to -29.58%

                                                                 AMERICAN CENTURY VP VALUE FUND
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   3,736     1.37107 to 1.62974     $ 6,078            1.11%        1.35% to 1.65%       26.87% to  27.23%
December 31, 2002 ........   4,394     1.08073 to 1.28151     $ 5,612            0.91%        1.35% to 1.65%      -14.04% to -13.79%
December 31, 2001 ........   4,776     1.25721 to 1.48719     $ 7,085            0.98%        1.35% to 1.65%       11.01% to  11.33%

                                                                   FRANKLIN TEMP SMALL CAP FUND
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   4,536     0.82539 to 1.40143     $ 6,266            0.00%        1.35% to 1.65%       35.01% to  35.41%
December 31, 2002 ........   5,005     0.61134 to 1.03547     $ 5,103            0.25%        1.35% to 1.65%      -29.84% to -29.63%
December 31, 2001 ........   5,532     0.87136 to 1.47241     $ 8,016            0.38%        1.35% to 1.65%      -16.61% to -16.37%

                                                             PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   5,572     1.00792 to 1.04952     $ 5,845            0.22%        1.35% to 1.65%       27.20% to  27.59%
December 31, 2002 ........   6,206     0.79236 to 0.82304     $ 5,106            0.02%        1.35% to 1.65%      -23.51% to -23.28%
December 31, 2001 ........   7,795     1.03593 to 1.07339     $ 8,362            0.44%        1.35% to 1.65%       -2.60% to  -2.31%

                                                         PRUDENTIAL DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   8,112     1.17504 to 1.18932     $ 9,602            4.59%        1.35% to 1.65%       19.61% to  19.95%
December 31, 2002 ........   9,257     0.98242 to 0.99155     $ 9,139            0.22%        1.35% to 1.65%       -8.61% to  -8.34%
December 31, 2001 ........  11,073     1.07498 to 1.08181     $11,931            4.16%        1.35% to 1.65%       -0.12% to   0.16%

                                                                        DAVIS VALUE FUND
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   5,826     0.91822 to 0.92794     $ 5,397            0.76%        1.35% to 1.65%       27.67% to  28.01%
December 31, 2002 ........   5,969     0.71923 to 0.72488     $ 4,321            0.73%        1.35% to 1.65%      -17.62% to -17.37%
December 31, 2001 ........   5,875     0.87309 to 0.87731     $ 5,150            0.47%        1.35% to 1.65%      -11.83% to -11.57%

                                                            ALLIANCE BERNSTEIN PREMIER GROWTH PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   1,880     0.53496 to 0.54123     $ 1,015            0.00%        1.35% to 1.65%       21.34% to  21.74%
December 31, 2002 ........   2,147     0.44088 to 0.44458     $   953            0.00%        1.35% to 1.65%      -31.97% to -31.75%
December 31, 2001 ........   2,569     0.64805 to 0.65137     $ 1,672            0.00%        1.35% to 1.65%      -18.73% to -18.48%

                                                          PRUDENTIAL SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   1,821     0.59231 to 0.94778     $ 1,424            0.00%        1.40% to 1.80%       21.68% to  22.14%
December 31, 2002 ........   1,062     0.48575 to 0.59753     $   531            0.00%        1.40% to 1.65%      -32.31% to -32.14%
December 31, 2001 ........     153     0.71726 to 0.71906     $   110            0.00%        1.40% to 1.65%       17.98% to  18.04%

                                       A29

                                            AT YEAR ENDED                                        FOR YEAR ENDED
                            -------------------------------------------      -------------------------------------------------------
                             UNITS         UNIT VALUE        NET ASSETS       INVESTMENT      EXPENSE RATIO**       TOTAL RETURN***
                            (000S)      LOWEST - HIGHEST       (000S)        INCOME RATIO*   LOWEST - HIGHEST      LOWEST - HIGHEST
                            ------     ------------------    ----------      ------------    ----------------     ------------------
                                                              PRUDENTIAL SP DAVIS VALUE PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   6,374     0.94309 to 1.08521     $ 6,579            0.43%        1.40% to 1.80%       27.13% to  27.63%
December 31, 2002 ........   3,812     0.74041 to 0.76511     $ 2,838            0.01%        1.40% to 1.65%      -17.07% to -16.86%
December 31, 2001 ........     642     0.89231 to 0.89451     $   574            1.08%        1.40% to 1.60%       15.24% to  15.31%

                                                          PRUDENTIAL SP SMALL/MID CAP VALUE PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   5,282     1.01747 to 1.24988     $ 6,380            0.03%        1.35% to 1.80%       30.75% to  31.34%
December 31, 2002 ........   3,474     0.84333 to 0.95217     $ 3,121            0.72%        1.35% to 1.65%      -15.77% to -15.52%
December 31, 2001 ........     537     1.00124 to 1.12776     $   581            1.13%        1.40% to 1.65%       19.35% to  19.43%

                                                     PRUDENTIAL SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   1,333     0.61913 to 1.01108     $ 1,061            0.00%        1.35% to 1.80%       32.34% to  32.92%
December 31, 2002 ........     831     0.46689 to 0.63795     $   424            0.00%        1.35% to 1.65%      -31.40% to -31.19%
December 31, 2001 ........     127     0.68010 to 0.92713     $    92            0.00%        1.35% to 1.70%       24.74% to  24.83%

                                                           PRUDENTIAL SP PIMCO TOTAL RETURN PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  23,028     1.16478 to 1.26394     $27,420            2.47%        1.35% to 1.65%        4.14% to   4.45%
December 31, 2002 ........  17,328     1.11848 to 1.21092     $20,171            3.20%        1.35% to 1.65%        7.61% to   7.93%
December 31, 2001 ........   2,435     1.03942 to 1.12247     $ 2,611            3.41%        1.35% to 1.65%       -0.04%  to  0.04%

                                                            PRUDENTIAL SP PIMCO HIGH YIELD PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   4,059     1.16713 to 1.24124     $ 4,946            6.84%        1.40% to 1.80%       20.26% to  20.74%
December 31, 2002 ........   1,975     0.99726 to 1.02813     $ 2,015            8.92%        1.40% to 1.65%       -1.49% to  -1.24%
December 31, 2001 ........     185     1.03861 to 1.04100     $   193           18.50%        1.40% to 1.60%        3.69% to   3.75%

                                                        JANUS ASPEN GROWTH PORTFOLIO - SERVICE SHARES
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........     755     0.57259 to 0.73210     $   568            0.00%        1.40% to 1.60%       29.40% to  29.69%
December 31, 2002 ........     489     0.44250 to 0.56521     $   222            0.00%        1.40% to 1.60%      -27.87% to -27.72%
December 31, 2001 ........     111     0.61352 to 0.61510     $    68            0.07%        1.40% to 1.60%       15.67% to  15.73%

                                                            PRUDENTIAL SP LARGE CAP VALUE PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   3,471     0.94638 to 1.04013     $ 3,494            0.00%        1.35% to 1.65%       24.71% to  25.07%
December 31, 2002 ........   2,521     0.75888 to 0.77601     $ 1,942            1.32%        1.35% to 1.65%      -17.73% to -17.49%
December 31, 2001 ........     709     0.92241 to 0.94081     $   660            1.47%        1.35% to 1.70%       11.55% to  11.63%

                                                            PRUDENTIAL SP AIM CORE EQUITY PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   1,090     0.64861 to 0.85787     $   793            0.32%        1.40% to 1.65%       21.69% to  21.98%
December 31, 2002 ........     826     0.53285 to 0.70328     $   453            0.00%        1.40% to 1.65%      -16.58% to -16.38%
December 31, 2001 ........      55     0.63843 to 0.64005     $    35            0.00%        1.40% to 1.60%       18.08% to  18.14%

                                                       PRUDENTIAL SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........     605     0.60361 to 0.71281     $   453            0.11%        1.40% to 1.60%       24.83% to  25.05%
December 31, 2002 ........     383     0.48353 to 0.57009     $   192            0.00%        1.40% to 1.60%      -29.80% to -29.66%
December 31, 2001 ........      78     0.68879 to 0.81059     $    58            0.24%        1.40% to 1.60%       19.03% to  19.09%

                                                    PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   1,049     0.60141 to 0.78517     $   755            0.00%        1.35% to 1.65%       23.83% to  24.16%
December 31, 2002 ........     726     0.48552 to 0.63237     $   371            0.00%        1.35% to 1.65%      -26.47% to -26.26%
December 31, 2001 ........     248     0.66006 to 0.85751     $   169            0.00%        1.35% to 1.70%       16.55% to  16.63%

                                                            PRUDENTIAL SP MID CAP GROWTH PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   3,011     0.55177 to 0.59620     $ 1,995            0.00%        1.40% to 1.65%       37.83% to  38.20%
December 31, 2002 ........   1,602     0.40007 to 0.43161     $   660            0.00%        1.40% to 1.65%      -47.19% to -47.07%
December 31, 2001 ........     266     0.75748 to 0.81538     $   209            0.00%        1.40% to 1.60%       25.62% to  25.69%

                                                          SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   3,234     0.63000 to 0.82176     $ 2,701            0.00%        1.35% to 1.65%       39.78% to  40.20%
December 31, 2002 ........   1,567     0.45191 to 0.58614     $   762            0.00%        1.35% to 1.65%      -33.19% to -32.98%
December 31, 2001 ........     294     0.67599 to 0.87454     $   211            0.00%        1.35% to 1.60%       21.65% to  21.73%

                                                         PRUDENTIAL SP AIM AGGRESSIVE GROWTH PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........     927     0.61628 to 0.85087     $   742            0.00%        1.40% to 1.65%       24.46% to  24.76%
December 31, 2002 ........     480     0.49487 to 0.68075     $   247            0.00%        1.40% to 1.65%      -22.24% to -22.05%
December 31, 2001 ........      51     0.63604 to 0.63765     $    32            0.00%        1.40% to 1.60%       16.44% to  16.50%

                                                          PRUDENTIAL SP ALLIANCE TECHNOLOGY PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........     786     0.45339 to 0.66033     $   534            0.00%        1.40% to 1.60%       40.13% to  40.42%
December 31, 2002 ........     463     0.32356 to 0.47029     $   192            0.00%        1.40% to 1.60%      -42.25% to -42.15%
December 31, 2001 ........     329     0.56029 to 0.81297     $   257            0.00%        1.40% to 1.60%       29.23% to  29.30%

                                                     PRUDENTIAL SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........   7,915     1.04299 to 1.05346     $ 8,418            1.32%        1.40% to 1.65%       14.60% to  14.88%
December 31, 2002 ........   4,473     0.91013 to 0.91698     $ 4,088            0.25%        1.40% to 1.65%       -7.41% to  -7.17%
December 31, 2001 ........     697     0.98456 to 0.98804     $   688            9.86%        1.40% to 1.60%        7.67% to   7.73%

                                                       PRUDENTIAL SP BALANCED ASSET ALLOCATION PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003 ........  13,244     0.95450 to 1.00219     $13,788            0.84%        1.40% to 1.65%       20.87% to  21.18%
December 31, 2002 ........   5,852     0.78925 to 0.82711     $ 4,659            0.00%        1.40% to 1.65%      -13.12% to -12.90%
December 31, 2001 ........     240     0.90789 to 0.94964     $   224            3.80%        1.40% to 1.60%       10.55% to  10.62%

                                       A30

                                           AT YEAR ENDED                                         FOR YEAR ENDED
                            -------------------------------------------     --------------------------------------------------------
                             UNITS        UNIT VALUE         NET ASSETS       INVESTMENT     EXPENSE RATIO**       TOTAL RETURN***
                            (000S)     LOWEST - HIGHEST       (000S)        INCOME RATIO*   LOWEST - HIGHEST      LOWEST - HIGHEST
                            ------   --------------------   -----------      ------------   ----------------     -------------------
                                                        PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003           8,135     0.84789 to 0.93897      $7,825            0.55%        1.40% to 1.65%       26.19% to  26.51%
December 31, 2002           4,542     0.67156 to 0.74221      $3,121            0.00%        1.40% to 1.65%      -18.61% to -18.40%
December 31, 2001             690     0.82464 to 0.90965      $  612            1.48%        1.40% to 1.60%       13.44% to  13.50%

                                                  PRUDENTIAL SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003           1,400     0.75107 to 0.87556      $1,452            0.01%        1.40% to 1.60%       30.69% to  30.95%
December 31, 2002             413     0.57468 to 0.66861      $  248            0.00%        1.40% to 1.60%      -23.39% to -23.24%
December 31, 2001              28     0.87107 to 0.87107      $   25            0.35%        1.40% to 1.40%       16.29% to  16.29%

                                                     PRUDENTIAL SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003           1,773     0.56134 to 1.05634      $1,345            0.00%        1.35% to 1.80%       37.11% to  37.73%
December 31, 2002           1,097     0.40856 to 0.57153      $  486            0.00%        1.35% to 1.65%      -23.82% to -23.60%
December 31, 2001             221     0.53612 to 0.74810      $  121            0.00%        1.35% to 1.60%       11.43% to  11.51%

                                                     PRUDENTIAL SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
December 31, 2003           1,902     0.74002 to 1.02601      $1,703            0.64%        1.40% to 1.65%       25.30% to  25.62%
December 31, 2002           1,162     0.59035 to 0.69085      $  700            0.00%        1.40% to 1.65%      -18.52% to -18.31%
December 31, 2001             169     0.72410 to 0.72585      $  122            0.00%        1.40% to 1.60%       11.93% to  11.98%

                                                        EVERGREEN VA OMEGA FUND (AVAILABLE MAY 7, 2001)
                            --------------------------------------------------------------------------------------------------------
December 31, 2003              98     1.33214 to 1.33535      $  131            0.00%        1.50% to 1.75%        2.75% to   2.79%

                                                   EVERGREEN VA SMALL CAP VALUE FUND (AVAILABLE MAY 7, 2001)
                            --------------------------------------------------------------------------------------------------------
December 31, 2003               9     1.25143 to 1.25143      $   11            1.08%        1.50% to 1.50%        6.21% to   6.21%

                                               EVERGREEN INTERNATIONAL EQUITY FUND (AVAILABLE DECEMBER 5, 2003)
                            --------------------------------------------------------------------------------------------------------
December 31, 2003               1    10.44021 to 10.44021     $   15            0.96%        1.75% to 1.75%        4.51% to   4.51%

                                                  EVERGREEN GROWTH & INCOME FUND (AVAILABLE DECEMBER 5, 2003)
                            --------------------------------------------------------------------------------------------------------
December 31, 2003              11    10.39518 to 10.39594     $  110            0.53%        1.65% to 1.75%        4.81% to   4.81%

                                                         EVERGEEN VA FUND (AVAILABLE DECEMBER 5, 2003)
                            --------------------------------------------------------------------------------------------------------
December 31, 2003               5    10.34023 to 10.34209     $   48            0.00%        1.50% to 1.75%        4.22% to   4.23%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2003, 2002, and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during 2003 were excluded from the range of total return for 2003.

CHARGES AND EXPENSES

         A. Mortality Risk and Expense Risk Charges

         The mortality risk and expense risk changes are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life of New Jersey. The mortality risk and expense risk charges are assessed through the reduction in unit values.

         B. Administration Charge

         The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.

                                                              Mortality & Expense       Administration
                        Contracts:                                  Charge:                 Charge:
----------------------------------------------------------    -------------------      -----------------
Strategic Partners Annuity One
         Basic                                                       1.40%                    0.00%
         GMDB ANNUAL STEP UP OR 5% ROLL UP                           1.60%                    0.00%
         GMDB with Greater of Roll Up and Step Up                    1.70%                    0.00%
Strategic Partners Annuity One Enhanced--Non Bonus Version
         Basic                                                       1.40%                    0.00%
         GMDB Annual Step Up or 5% Roll Up                           1.60%                    0.00%
         GMDB with Greater of Roll Up and Step Up                    1.70%                    0.00%
Strategic Partners Annuity One Enhanced--Bonus Version
         Basic                                                       1.50%                    0.00%
         GMDB Annual Step Up or 5% Roll Up                           1.70%                    0.00%
         GMDB with Greater of Roll Up and Step Up                    1.80%                    0.00%
Strategic Partners Annuity One Relaunch--Non Bonus Version
         Basic                                                       1.40%                    0.00%
         GMDB Annual Step Up or 5% Roll Up                           1.65%                    0.00%
Strategic Partners Annuity One Relaunch--Bonus Version
         Basic                                                       1.50%                    0.00%
         GMDB Annual Step Up or 5% Roll Up                           1.75%                    0.00%
Strategic Partners Plus
         Basic                                                       1.40%                    0.00%
         GMDB Annual Step Up or 5% Roll Up                           1.60%                    0.00%
         GMDB with Step Up and Roll Up                               1.70%                    0.00%
Strategic Partners Plus Enhanced--Non Bonus Version
         Basic                                                       1.40%                    0.00%
         GMDB Annual Step Up or 5% Roll Up                           1.60%                    0.00%
         GMDB with Step Up and Roll Up                               1.70%                    0.00%
Strategic Partners Plus Enhanced--Bonus Version
         Basic                                                       1.50%                    0.00%
         GMDB Annual Step Up or 5% Roll Up                           1.70%                    0.00%
         GMDB with Step Up and Roll Up                               1.80%                    0.00%
Strategic Partners Plus Relaunch--Non Bonus Version
         Basic                                                       1.40%                    0.00%
         GMDB Annual Step Up or 5% Roll Up                           1.65%                    0.00%
Strategic Partners Plus Relaunch--Bonus Version
         Basic                                                       1.50%                    0.00%
         GMDB Annual Step Up or 5% Roll Up                           1.75%                    0.00%
Strategic Partners Select GMDB with Step Up and Roll Up              1.52%                    0.00%
Strategic Partners Advisor
         Basic                                                       1.40%                    0.00%
         GMDB with Step Up and Roll Up                               1.65%                    0.00%
Strategic Partners FlexElite
         Basic                                                       1.60%                    0.00%
         GMDB Annual Step Up or 5% Roll Up                           1.80%                    0.00%
         GMDB with Greater of Roll Up and Step Up                    1.90%                    0.00%

                                       A32

                                            Mortality & Expense       Administration
                Contracts:                        Charge:                 Charge:
----------------------------------------    -------------------      -----------------
Discovery Select Variable Annuity                  1.25%                    0.15%
Discovery Choice
         Basic                                     1.35%                    0.00%
         Enhanced                                  1.65%                    0.00%

         C. Withdrawal Charges

         A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0% - 8%. The charge is assessed through the redemption of units.

                                       A33

                         REPORT OF INDEPENDENT AUDITORS

To the Contract Owners of
Pruco Life of New Jersey Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company of New Jersey

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account at December 31, 2003, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2003 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 31, 2004

                                       A34

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 2003 AND 2002 (IN THOUSANDS)

                                                                           2003              2002
                                                                       ------------      ------------
ASSETS
Fixed maturities available for sale, at fair value
   (amortized cost, 2003: $746,370; and 2002: $525,866)                $    782,685      $    553,901
Policy loans                                                                154,659           158,431
Short-term investments                                                       44,571            30,158
Other long-term investments                                                   2,765             3,561
                                                                       ------------      ------------
     Total investments                                                      984,680           746,051
Cash and cash equivalents                                                    72,547            61,482
Deferred policy acquisition costs                                           176,529           137,053
Accrued investment income                                                    13,635            11,291
Receivables from affiliates                                                  17,173            17,186
Other assets                                                                 27,804            19,144
Separate account assets                                                   1,926,301         1,590,335
                                                                       ------------      ------------
TOTAL ASSETS                                                           $  3,218,669      $  2,582,542
                                                                       ============      ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                        $    675,823      $    529,333
Future policy benefits and other policyholder liabilities                   158,752           134,208
Cash collateral for loaned securities                                        78,855            25,035
Securities sold under agreements to repurchase                               14,483            31,713
Income taxes payable                                                         51,383            33,646
Other liabilities                                                            20,317             9,562
Separate account liabilities                                              1,926,301         1,590,335
                                                                       ------------      ------------
TOTAL LIABILITIES                                                         2,925,914         2,353,832
                                                                       ------------      ------------

CONTINGENCIES - (SEE FOOTNOTE 11)

STOCKHOLDER'S EQUITY
Common stock, $5 par value;
      400,000 shares authorized;
      issued and outstanding at December 31, 2003 and 2002                    2,000             2,000
Paid-in-capital                                                             168,742           128,689
Deferred compensation                                                          (108)               --
Retained earnings                                                           108,943            88,326
Accumulated other comprehensive income                                       13,178             9,695
                                                                       ------------      ------------
TOTAL STOCKHOLDER'S EQUITY                                                  292,755           228,710
                                                                       ------------      ------------
TOTAL LIABILITIES AND
    STOCKHOLDER'S EQUITY                                               $  3,218,669      $  2,582,542
                                                                       ============      ============

                        SEE NOTES TO FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001 (IN THOUSANDS)

                                                                2003            2002          2001
                                                             ----------      ----------    ----------
REVENUES

Premiums                                                     $   38,141      $   28,321    $   16,284
Policy charges and fee income                                    70,060          70,444        49,808
Net investment income                                            45,148          44,812        55,981
Realized investment losses, net                                    (838)        (14,204)       (9,630)
Asset management fees                                             4,029           1,264           613
Other income                                                      1,717           1,709           646
                                                             ----------      ----------    ----------

TOTAL REVENUES                                                  158,257         132,346       113,702
                                                             ----------      ----------    ----------

BENEFITS AND EXPENSES

Policyholders' benefits                                          50,898          45,543        33,148
Interest credited to policyholders' account balances             22,641          20,449        20,503
General, administrative and other expenses                       55,167          56,145        37,954
                                                             ----------      ----------    ----------

TOTAL BENEFITS AND EXPENSES                                     128,706         122,137        91,605
                                                             ----------      ----------    ----------

Income from operations before income taxes                       29,551          10,209        22,097
                                                             ----------      ----------    ----------

Income taxes:
Current                                                         (15,103)         (8,717)       (3,603)
Deferred                                                         24,037           3,558        10,107
                                                             ----------      ----------    ----------

Income tax expense (benefit)                                      8,934          (5,159)        6,504
                                                             ----------      ----------    ----------

NET INCOME                                                       20,617          15,368        15,593

Other comprehensive income, net of tax:

       Change in net unrealized investment gains                  3,483           5,971         4,487
                                                             ----------      ----------    ----------
TOTAL COMPREHENSIVE INCOME                                   $   24,100      $   21,339    $   20,080
                                                             ==========      ==========    ==========

                        SEE NOTES TO FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001 (IN THOUSANDS)

                                                                                                        ACCUMULATED
                                                                                                           OTHER           TOTAL
                                           COMMON        PAID - IN -      RETAINED        DEFERRED     COMPREHENSIVE   STOCKHOLDER'S
                                           STOCK          CAPITAL         EARNINGS      COMPENSATION   INCOME (LOSS)      EQUITY
                                         ----------      -----------     ----------     ------------   -------------   -------------
BALANCE, JANUARY 1, 2001                 $    2,000      $  128,689      $  253,641               -     $     (763)     $  383,567

   Net income                                     -               -          15,593               -              -          15,593
   Dividend to parent                             -               -        (186,000)              -              -        (186,000)
   Policy credits issued to
   eligible policyholders                         -               -         (10,275)              -              -         (10,275)
   Change in net unrealized
   investment losses, net of taxes                -               -               -               -          4,487           4,487
                                         ----------      ----------      ----------      ----------     ----------      ----------
BALANCE, DECEMBER 31, 2001                    2,000         128,689          72,959               -          3,724         207,372

   Net income                                     -               -          15,368               -              -          15,368
   Adjustments to policy credits
   issued to eligible policyholders               -               -              (1)              -              -              (1)
   Change in net unrealized
   investment gains, net of taxes                 -               -               -               -          5,971           5,971
                                         ----------      ----------      ----------      ----------     ----------      ----------
BALANCE, DECEMBER 31, 2002                    2,000         128,689          88,326               -          9,695         228,710

   Net income                                     -               -          20,617               -              -          20,617
   Contribution from Parent                       -          40,000               -               -              -          40,000
   Stock-based compensation programs              -              53               -            (108)             -             (55)
   Change in net unrealized
   investment gains, net of taxes                 -               -               -               -          3,483           3,483
                                         ----------      ----------      ----------      ----------     ----------      ----------
BALANCE, DECEMBER 31, 2003               $    2,000      $  168,742      $  108,943      $     (108)    $   13,178      $  292,755
                                         ==========      ==========      ==========      ==========     ==========      ==========

                        SEE NOTES TO FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001 (IN THOUSANDS)

                                                                                      2003            2002           2001
                                                                                   ----------      ----------     ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                      $   20,617      $   15,368     $   15,593
   Adjustments to reconcile net income to net cash from (used in)
      operating activities:
      Policy charges and fee income                                                   (15,786)        (12,057)        (9,906)
      Interest credited to policyholders' account balances                             22,641          20,449         20,503
      Realized investment losses, net                                                     838          14,204          9,630
      Amortization and other non-cash items                                             1,616          (7,651)       (10,883)
      Change in:
        Future policy benefits and other policyholders'
        liabilities                                                                    24,544          14,808         11,182
        Accrued investment income                                                      (2,344)           (892)         3,382
        Policy loans                                                                    3,772             323         (6,643)
        Receivable from affiliates                                                         13          (7,416)         4,995
        Deferred policy acquisition costs                                             (39,476)        (18,078)        (2,322)
        Income taxes payable                                                           17,737          (2,366)         6,099
        Other, net                                                                      2,040          (8,341)        (2,244)
                                                                                   ----------      ----------     ----------
CASH FLOWS FROM OPERATING ACTIVITIES                                                   36,212           8,351         39,386
                                                                                   ----------      ----------     ----------

CASH FLOWS USED IN INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities available for sale                                             314,559         271,401        552,931
   Payments for the purchase of:
      Fixed maturities available for sale                                            (540,203)       (331,512)      (577,097)
   Other long term investments, net                                                     1,083          (2,458)           963
   Cash collateral for loaned securities, net                                          53,820         (11,057)       (12,217)
   Securities sold under agreements to repurchase, net                                (17,230)         13,199          8,760
   Short term investments, net                                                        (14,254)          2,822         (4,224)
                                                                                   ----------      ----------     ----------
CASH FLOWS USED IN INVESTING ACTIVITIES                                              (202,225)        (57,605)       (30,884)
                                                                                   ----------      ----------     ----------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
   Policyholders' account balances:
      Deposits                                                                        210,872         135,163         87,261
      Withdrawals                                                                     (73,794)        (73,518)       (76,288)
   Contribution from Parent                                                            40,000               -              -
   Cash dividend paid to parent                                                             -               -        (26,500)
   Cash payments to eligible policyholders                                                  -          (9,121)             -
                                                                                   ----------      ----------     ----------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES                                        177,078          52,524        (15,527)
                                                                                   ----------      ----------     ----------

Net increase (decrease) in cash and cash equivalents                                   11,065           3,270         (7,025)
Cash and cash equivalents, beginning of year                                           61,482          58,212         65,237
                                                                                   ----------      ----------     ----------
CASH AND CASH EQUIVALENTS, END OF YEAR                                             $   72,547      $   61,482     $   58,212
                                                                                   ==========      ==========     ==========

SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes (received) paid                                                    $   (6,883)     $      565     $    2,930
                                                                                   ----------      ----------     ----------
NON-CASH TRANSACTIONS DURING THE YEAR
   Dividend paid with fixed maturities                                             $        -      $        -     $  159,500
                                                                                   ----------      ----------     ----------
   Policy credits issued to eligible policyholders                                 $        -      $        -     $   10,275
                                                                                   ----------      ----------     ----------

                        SEE NOTES TO FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

1. BUSINESS

Pruco Life Insurance Company of New Jersey ("the Company") is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities ("the Contracts") only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The demutualization was completed in accordance with Prudential Insurance's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Footnote 12. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

STOCK BASED COMPENSATION

In 2003, Prudential Financial issued stock-based compensation including stock options, restricted stock, restricted stock units and performance shares. Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, "Accounting for stock Based Compensation" as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the year ended December 31, 2003, include costs of $.1 million associated with stock-based compensation issued by Prudential Financial to certain employees and non-employees of the Company and the statement of financial position at December 31, 2003, includes a reduction in equity for deferred compensation. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25 "Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equaled to the market value of Prudential Financial's Common Stock on the date of grant.

INVESTMENTS

FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)", net of income taxes.

POLICY LOANS are carried at unpaid principal balances.

SHORT-TERM INVESTMENTS consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature approximates fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

OTHER LONG-TERM INVESTMENTS consists primarily of the Company's investments in the Company's own separate accounts, which are carried at estimated fair value. Also included are equity securities available for sale and derivatives held for purposes other than trading, both carried at fair value.

REALIZED INVESTMENT LOSSES, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following:
(1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with maturities of three months or less when purchased.

DEFERRED SALES INDUCEMENT COSTS

The company provides sales inducements to contract holders, which primarily include an up-front bonus added to the contract holder's initial deposit and an enhanced crediting rate over the first year of the contract, for certain annuity contracts. These costs are deferred and recognized on the statement of financial position in other assets. They are amortized using the same methodology and assumptions used to amortized deferred policy acquisition costs. The amortization expense is included as a component of interest credited.

DEFERRED POLICY ACQUISITION COSTS

The Company is charged distribution expenses from Prudential's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement. These costs include commissions and variable field office expenses. The Company is also allocated costs of policy issuance and underwriting from Prudential's general and administrative expense allocation system. The Company also is charged commissions from third parties, which are primarily capitalized.

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. For annuity products, the entire transfer-pricing fee is deemed to be related to the production of new annuity business and is capitalized. For life products, there is a look-through into the expenses incurred by the Prudential agency network and expenses that are considered to be related to the production of new insurance business are deferred. The cost of policy issuance and underwriting are also considered to be related primarily to the production of new insurance and annuity business and are fully capitalized. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in "General, administrative and other expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

SECURITIES LOANED

Securities loaned are treated as collateralized financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

Securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income. These instruments are short-term in nature (usually 30 days or less) and are collateralized by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities are reported at estimated fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statements of Operations and comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life of New Jersey Modified Guaranteed Annuity Account. The Pruco Life of New Jersey Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life of New Jersey Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company. Upon adoption of SOP 03-01 (described below) on January 1, 2004, the Company will reclassify this liability from Separate Account Liabilities to Policyholders' Account Balances.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONTINGENCIES

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of reinsurance recoverable, premiums due and deferred, deferred sales inducement costs, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

INSURANCE REVENUE AND EXPENSE RECOGNITION

Premiums from insurance policies, excluding interest-sensitive life contracts, are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

ASSET MANAGEMENT FEES

Beginning October 1, 2002, the Company receives in accordance with a servicing agreement with Prudential Investments LLC, asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"). The PSF are a portfolio of mutual fund investments related to the Company's separate account products (refer to Note 12). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income as earned.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of FAS 133, the Company reclassified "held to maturity" securities with a fair value of approximately $7.3 million to "available for sale" as permitted by the new standard. This reclassification resulted in unrealized gains of $0.2 million, net of tax, which were recorded in "Accumulated Other Comprehensive income (loss)."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Futures are the only derivative financial instruments used by the Company. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Derivatives are used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets. Additionally, derivatives are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge),
(4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2003, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position. Changes in fair value are included in "Realized investment losses net" without considering changes in fair value of the hedged assets or liabilities.

The Company occasionally is a party to a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment losses, net."

INCOME TAXES

The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the Financial Accounting Standards Board ("FASB") revised Interpretation ("FIN") No. 46, "Consolidation of Variable Interest Entities", which was originally issued in January 2003. FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns), or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003, and on December 31, 2003 adopted the revised guidance for all relationships with VIEs that are special purpose entities ("SPEs"). The Company will implement the revised guidance to relationships with potential VIEs that are not SPEs as of March 31, 2004. The transition to the revised guidance for SPEs as of December 31, 2003 did not have a material effect on the Company's consolidated financial position, results of operations or cash flows. The Company does not believe the transition to the revised guidance on March 31, 2004, will have a material effect on the Company's consolidated financial position or results of operations.

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC has developed the SOP to address the evolution of product designs since the issuance of Statement of Financial Accounting Standards ("SFAS") No. 60, "Accounting and Reporting by Insurance Enterprises," and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" and the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

The most significant accounting implications of the SOP are as follows: (1) reporting and measuring assets and liabilities of separate account products as general account assets and liabilities when specified criteria are not met; (2) reporting and measuring seed money in separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; (3) capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs, but immediately expensing those sales inducements accrued or credited if such criteria are not met; (4) recognizing contractholder liabilities for: (a) modified guaranteed (market value adjusted) annuities at accreted balances that do not include the then current market value surrender adjustment, (b) two-tier annuities at the lower (non-annuitization) tier account value, (c) persistency bonuses at amounts that are not reduced for expected forfeitures, (d) group pension participating and similar general account "pass through" contracts that are not accounted for under SFAS No. 133 at amounts based on the fair value of the assets or index that determines the investment return pass through; (5) establishing an additional liability for guaranteed minimum death and similar mortality and morbidity benefits only for contracts determined to have mortality and morbidity risk that is other than nominal and when the risk charges made for a period are not proportionate to the risk borne during that period; and (6) for contracts containing an annuitization benefits contract feature, if such contract feature is not accounted for under the provisions of SFAS No. 133 establishing an additional liability for the contract feature if the present value of expected annuitization payments at the expected annuitization date exceeds the expected account balance at the expected annuitization date.

The Company will adopt the SOP effective January 1, 2004. The effect of initially adopting this SOP will be reported as a cumulative effect of a change in accounting principle in the 2004 results of operations, which the Company expects to be a charge of approximately $.2 million, net of taxes. This charge is caused primarily by an increase in reserves for guaranteed minimum death benefits relating to our individual variable annuity contracts and the impact of converting certain individual market value adjusted annuity (MVA) contracts from separate account accounting treatment to general account accounting treatment.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement ("modco"), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 did not have an effect on the consolidated financial position or results of operations of the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's consolidated financial position or results of operations.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. The Company has adopted this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued FIN No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position.

In June 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All indefinite lived intangible assets shall be tested for impairment in accordance with the statement. The Company adopted SFAS No. 142 as of January 1, 2002.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 eliminated the requirement that discontinued operations be measured at net realizable value or that entities include losses that have not yet occurred. SFAS No. 144 eliminated the exception to consolidation for a subsidiary for which control is likely to be temporary. The implementation of this provision was not material to the Company's financial position. SFAS No. 144 requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less cost to sell. An impairment for assets that are not to be disposed of is recognized only if the carrying amounts of long-lived assets are not recoverable and exceed their fair values. Additionally, SFAS No. 144 expands the scope of discontinued operations to include all components of an entity with operations and cash flows that (1) can be distinguished from the rest of the entity and (2) will be eliminated from the ongoing operations of the entity in a disposal transaction. The Company adopted SFAS No. 144 effective January 1, 2002.

RECLASSIFICATIONS

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS

FIXED MATURITIES

The following tables provide additional information relating to fixed maturities as of December 31:

                                                                             2003
                                                  ----------------------------------------------------------
                                                                    GROSS           GROSS         ESTIMATED
                                                   AMORTIZED      UNREALIZED      UNREALIZED        FAIR
                                                     COST           GAINS           LOSSES          VALUE
                                                  ----------      ----------      ----------      ----------
                                                                        (in thousands)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations of
U.S. Government corporations and agencies         $   31,909      $      668      $        -      $   32,577

Foreign government bonds                               1,024             174               -           1,198

Corporate securities                                 699,928          36,179             964         735,143

Mortgage-backed securities                            13,509             258               -          13,767
                                                  ----------      ----------      ----------      ----------

Total fixed maturities available for sale         $  746,370      $   37,279      $      964      $  782,685
                                                  ==========      ==========      ==========      ==========

                                                                             2002
                                                  ----------------------------------------------------------
                                                                    GROSS           GROSS         ESTIMATED
                                                   AMORTIZED      UNREALIZED      UNREALIZED        FAIR
                                                     COST           GAINS           LOSSES          VALUE
                                                  ----------      ----------      ----------      ----------
                                                                        (in thousands)
FIXED MATURITIES AVAILABLE FOR SALE
U.S. Treasury securities and obligations of
U.S. Government corporations and agencies         $   42,149      $    1,222      $        -      $   43,371

Foreign government bonds                               4,027             280               -           4,307

Corporate securities                                 464,235          29,148           2,957         490,426

Mortgage-backed securities                            15,455             342               -          15,797
                                                  ----------      ----------      ----------      ----------

Total fixed maturities available for sale         $  525,866      $   30,992      $    2,957      $  553,901
                                                  ==========      ==========      ==========      ==========

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2003, is shown below:

                                                                              AVAILABLE FOR SALE
                                                                       --------------------------------
                                                                        AMORTIZED        ESTIMATED FAIR
                                                                          COST               VALUE
                                                                       ------------      --------------
                                                                               (in thousands)
Due in one year or less                                                $     19,489       $     19,963

Due after one year through five years                                       395,284            413,087

Due after five years through ten years                                      258,009            272,727

Due after ten years                                                          60,079             63,140

Mortgage-backed securities                                                   13,509             13,768
                                                                       ------------       ------------

Total                                                                  $    746,370       $    782,685
                                                                       ============       ============

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2003, 2002, and 2001 were $275.3 million, $262.4 million, and $552.4 million, respectively. Gross gains of $2.4 million, $4.9 million, and $10.1 million, and gross losses of $1.5 million, $8.5 million, and $10.1 million were realized on those sales during 2003, 2002, and 2001, respectively. Proceeds from maturities of fixed maturities available for sale during 2003, 2002, and 2001 were $39.3 million, and $9.0 million, and $0.5 million, respectively.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $2.0 million, $9.0 million, and $7.8 million for the years 2003, 2002 and 2001, respectively.

INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                                2003            2002          2001
                                                             ----------      ----------    ----------
                                                                           (in thousands)
Fixed maturities                                             $   36,587      $   35,078    $   46,813
Policy loans                                                      8,463           8,715         8,647
Short-term investments and cash equivalents                       1,430           1,852         4,496
Other                                                               535             932          (418)
                                                             ----------      ----------    ----------
Gross investment income                                          47,015          46,577        59,538
Less investment expenses                                         (1,867)         (1,765)       (3,557)
                                                             ----------      ----------    ----------
Net investment income                                        $   45,148      $   44,812    $   55,981
                                                             ==========      ==========    ==========

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

REALIZED INVESTMENT LOSSES, NET, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                                2003            2002          2001
                                                             ----------      ----------    ----------
                                                                           (in thousands)
Fixed maturities                                             $   (1,123)     $  (12,690)   $   (7,807)
Derivatives                                                         285          (1,514)       (1,823)
                                                             ----------      ----------    ----------
Realized investment losses, net                              $     (838)     $  (14,204)   $   (9,630)
                                                             ==========      ==========    ==========

DURATION OF GROSS UNREALIZED LOSS POSITIONS FOR FIXED MATURITIES

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2003:

                                                   Less than twelve               Twelve months or
                                                       months                          more                        Total
                                              -------------------------     -------------------------    -------------------------
                                                 Fair        Unrealized        Fair        Unrealized       Fair        Unrealized
                                                 Value         Losses          Value         Losses         Value         Losses
                                              ----------     ----------     ----------     ----------    ----------     ----------
                                                                                  (in thousands)
Fixed maturities:
U.S. Treasury securities and obligations of
U.S. government corporations and agencies     $    5,694     $        -     $        -     $        -    $    5,694     $        -
US Corporate securities                           99,766            879          3,061             85       102,827            964
                                              ----------     ----------     ----------     ----------    ----------     ----------

Total                                         $  105,460     $      879     $    3,061     $       85    $  108,521     $      964
                                              ==========     ==========     ==========     ==========    ==========     ==========

As of December 31, 2003, gross unrealized losses on fixed maturities totaled approximately $1.0 million comprising 48 issuers. Of this amount, there was $.9 million in the less than twelve months category comprising 46 issuers and $.1 million in the greater than twelve months category comprising 2 issuers. None of the gross unrealized losses are related to below investment grade securities. The gross unrealized losses of twelve months or more were concentrated in the finance sector and there were no individual issuers with gross unrealized losses greater than $.1 million. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2), we have concluded that an adjustment for other than temporary impairments is not warranted at December 31, 2003.

SECURITIES PLEDGED, RESTRICTED ASSETS AND SPECIAL DEPOSITS

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2003 and 2002, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $90.7 million and $56.6 million, respectively.

Fixed maturities of $0.5 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

3. INVESTMENTS (CONTINUED)

NET UNREALIZED INVESTMENT GAINS (LOSSES)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                                ACCUMULATED OTHER
                                                                                                                   COMPREHENSIVE
                                                                   DEFERRED                        DEFERRED    INCOME (LOSS) RELATED
                                               UNREALIZED GAINS     POLICY      POLICYHOLDERS'    INCOME TAX     TO NET UNREALIZED
                                                 (LOSSES) ON      ACQUISITION      ACCOUNT       (LIABILITY)         INVESTMENT
                                                 INVESTMENTS         COSTS        BALANCES         BENEFIT         GAINS (LOSSES)
                                               ----------------   -----------   --------------   -----------   ---------------------
                                                                               (in thousands)
BALANCE, JANUARY 1, 2001                          $   (2,007)     $      975      $     (162)     $      431        $     (763)

   Net investment gains on investments
   arising during the period                           5,938               -               -          (2,138)            3,800

   Reclassification adjustment for losses
   included in net income                              7,807               -               -          (2,810)            4,997

   Impact of net unrealized investment
   gains on deferred policy acquisition
   costs                                                   -          (8,109)              -           2,919            (5,190)

   Impact of net unrealized investment
   gains on policyholders' account balances                -               -           1,376            (496)              880

                                                  ----------      ----------      ----------      ----------        ----------
BALANCE, DECEMBER 31, 2001                            11,738          (7,134)          1,214          (2,094)            3,724

   Net investment gains on investments
   arising during the period                           3,607               -               -          (1,299)            2,308

   Reclassification adjustment for losses
   included in net income                             12,690               -               -          (4,568)            8,122

   Impact of net unrealized investment
   gains  on deferred policy acquisition
   costs                                                   -          (9,128)                          3,286            (5,842)

   Impact of net unrealized investment
   gains on policyholders' account balances                -               -           2,161            (778)            1,383

                                                  ----------      ----------      ----------      ----------        ----------
BALANCE, DECEMBER 31, 2002                            28,035         (16,262)          3,375          (5,453)            9,695

   Net investment gains on investments
   arising during the period                           7,160                                          (2,577)            4,583

   Reclassification adjustment for losses
   included in net income                              1,123                                            (404)              719

   Impact of net unrealized investment
   gains on deferred policy acquisition costs                         (3,662)                          1,318            (2,344)

   Impact of net unrealized investment
   gains on policyholders' account balances                                              821            (296)              525
                                                  ----------      ----------      ----------      ----------        ----------
BALANCE, DECEMBER 31, 2003                        $   36,318      $  (19,924)     $    4,196      $   (7,412)       $   13,178
                                                  ==========      ==========      ==========      ==========        ==========

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

4. DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                                2003            2002          2001
                                                             ----------      ----------    ----------
                                                                           (in thousands)
Balance, beginning of year                                   $  137,053      $  118,975    $  116,653
Capitalization of commissions, sales and issue expenses          60,669          51,974        25,953
Amortization                                                    (17,531)        (24,768)      (15,522)
Change in unrealized investment gains                            (3,662)         (9,128)       (8,109)
                                                             ----------      ----------    ----------
Balance, end of year                                         $  176,529      $  137,053    $  118,975
                                                             ==========      ==========    ==========

5. POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                                                           2003              2002
                                                                       ------------      ------------
                                                                              (in thousands)
Life insurance                                                         $    154,410      $    129,607
Annuities                                                                     4,342             4,601
                                                                       ------------      ------------
Total future policy benefits                                           $    158,752      $    134,208
                                                                       ============      ============

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates, which range from 2.50% to 7.25%.

Future policy benefits for individual annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 6.00% to 8.75%, with less than 15% of the reserves based on an interest rate in excess of 8%.

Policyholders' account balances at December 31 are as follows:

                                                                           2003              2002
                                                                       ------------      ------------
                                                                               (in thousands)
Interest-sensitive life contracts                                      $    390,044      $    367,832
Individual annuities                                                        285,779           161,501
                                                                       ------------      ------------
Total policyholders' account balances                                  $    675,823      $    529,333
                                                                       ============      ============

Policyholders' account balances for interest-sensitive life and individual annuities represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 4.00% to 6.10% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 1.50% to 5.40%.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                                                2002            2002          2001
                                                             ----------      ----------    ----------
                                                                           (in thousands)
Direct premiums and policy charges and fee income            $  119,381      $  104,180    $   68,889
     Reinsurance ceded                                          (11,180)         (5,415)       (2,797)
                                                             ----------      ----------    ----------
Premiums and policy charges and fee income                   $  108,201      $   98,765    $   66,092

Policyholders' benefits ceded                                $   11,223      $   12,929    $      762

Reinsurance ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31, 2003 and 2002 were $17.8 million and $15.7 million, respectively.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                                 2003              2002            2001
                                                             ------------     -------------    ------------
                                                                              (in thousands)
Life insurance face amount in force                          $ 31,868,113     $  21,119,708    $ 11,071,045
Ceded to other companies                                      (17,782,119)       (9,866,510)     (3,697,344)
                                                             ------------     -------------    ------------
Net amount of life insurance in force                        $ 14,085,994     $  11,253,198    $  7,373,701
                                                             ============     =============    ============

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

7. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                                         2003            2002           2001
                                                      ----------      ----------     ----------
                                                                    (in thousands)
Current tax (benefit) expense:
   U.S                                                $  (15,103)     $   (8,975)    $   (3,756)
   State and local                                             -             258            153
                                                      ----------      ----------     ----------
 Total                                                   (15,103)         (8,717)        (3,603)
                                                      ----------      ----------     ----------

Deferred tax expense (benefit):
   U.S                                                    23,735           3,918         10,019
   State and local                                           302            (360)            88
                                                      ----------      ----------     ----------
   Total                                                  24,037           3,558         10,107
                                                      ----------      ----------     ----------

 Total income tax expense (benefit)                   $    8,934      $   (5,159)    $    6,504
                                                      ==========      ==========     ==========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                         2003            2002           2001
                                                      ----------      ----------     ----------
                                                                    (in thousands)
Expected federal income tax expense                   $   10,343      $    3,573     $    7,734
State and local income taxes                                 197             (66)           157
Non taxable investment income                             (2,583)         (8,505)        (1,558)
Other                                                        977            (161)           171
                                                      ----------      ----------     ----------
Total income tax expense (benefit)                    $    8,934      $   (5,159)    $    6,504
                                                      ==========      ==========     ==========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                           2003              2002
                                                                       ------------      ------------
                                                                               (in thousands)
Deferred tax assets
   Insurance reserves                                                 $           -      $      2,124
   Net operating loss                                                         1,074             1,938
   Investments                                                                1,673             4,180
   Other                                                                        204                 -
                                                                       ------------      ------------
   Deferred tax assets                                                        2,951             8,242
                                                                       ------------      ------------

Deferred tax liabilities
   Insurance reserves                                                  $      7,420     $           -
   Deferred acquisition costs                                                48,271            35,778
   Net unrealized gains on securities                                        13,075            10,093
   Other                                                                          -             2,189
                                                                       ------------      ------------
   Deferred tax liabilities                                                  68,766            48,060
                                                                       ------------      ------------
Net deferred tax liability                                             $     65,815      $     39,818
                                                                       ============      ============

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2003 and 2002, respectively, the Company had state operating loss carryforwards of $70 million and $17 million, which expire by 2018. At December 31, 2002, the Company had federal and state capital loss carryforwards of $4.6 million.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

7. INCOME TAXES (CONTINUED)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1996. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $(60.2) million, $(45.0) million, and $(12.1) million for the years ended December 31, 2003, 2002 and 2001, respectively. Statutory surplus of the Company amounted to $89.5 million and $63.8 million at December 31, 2003 and 2002, respectively. The statutory losses in 2003, 2002, and 2001 were primarily attributed to the surplus strain from new business, which results from higher commissions and selling expenses, which are not deferred under statutory accounting, and from increases to reserves.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). Based on 2003 earnings, there is no capacity to pay a dividend without prior approval in 2004.

The Company received approval from the New Jersey Commissioner of Insurance to pay an extraordinary dividend to its Parent in 2001 of $186 million. The Company received a $40 million capital contribution from its Parent during 2003.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimates of fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

FIXED MATURITIES

Estimated fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

POLICY LOANS

The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

INVESTMENT CONTRACTS

For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

DERIVATIVE FINANCIAL INSTRUMENTS

See note 10 for disclosure of fair value on these instruments.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                             2003                            2002
                                                  --------------------------      --------------------------
                                                   CARRYING        ESTIMATED       CARRYING        ESTIMATED
                                                    VALUE         FAIR VALUE        VALUE         FAIR VALUE
                                                  ----------      ----------      ----------      ----------
                                                                        (in thousands)
Financial assets:

   Fixed maturities available for sale            $  782,685      $  782,685      $  553,901      $  553,901
   Policy loans                                      154,659         175,659         158,431         185,715
   Short-term investments                             44,571          44,571          30,158          30,158
   Cash and cash equivalents                          72,547          72,547          61,482          61,482
   Separate accounts assets                        1,926,301       1,926,301       1,590,335       1,590,335

Financial liabilities:
   Investment contracts                           $  312,635      $  312,635      $  178,086      $  178,086
   Cash collateral for loaned securities              78,855          78,855          25,035          25,035
   Securities sold under agreements
       to repurchase                                  14,483          14,483          31,713          31,713
   Separate accounts liabilities                   1,926,301       1,926,301       1,590,335       1,590,335

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

FUTURES

Exchange-traded treasury futures are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets. As an example, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures are used to manage duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to modify existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline that selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

The notional and fair value of futures contracts was $5.6 million and $3 thousand at December 31, 2003, respectively. The notional and fair value of futures contracts was $12.4 million and $400 thousand at December 31, 2002, respectively.

CREDIT RISK

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

11. CONTINGENCIES AND LITIGATION

CONTINGENCIES

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

Prudential Insurance and its affiliates have received formal requests for information relating to their variable annuity business from regulators and governmental authorities. The regulators and authorities include, among others, the Securities and Exchange Commission, the NASD and the State of New York Attorney General's Office. Prudential Insurance and its affiliates are cooperating with all such inquiries and are conducting their own internal review.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

LITIGATION

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

12. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

EXPENSE CHARGES AND ALLOCATIONS

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is charged distribution expenses from Prudential's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

NOTES TO FINANCIAL STATEMENTS

12. RELATED PARTY TRANSACTIONS (CONTINUED)

AFFILIATED ASSET MANAGEMENT FEE INCOME

Beginning October 1, 2002, in accordance with a servicing agreement with Prudential Investments LLC, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

CORPORATE OWNED LIFE INSURANCE

The Company has sold two Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The cash surrender value included in separate accounts was $430.0 million and $359.6 million at December 31, 2003 and December 31, 2002, respectively. Fees related to the COLI policies were $3.4 million and $7.1 million for the years ending December 31, 2003 and 2002.

REINSURANCE WITH AFFILIATES

The Company currently has a reinsurance agreement in place with Prudential Insurance ("the reinsurer"). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums ceded from these life reinsurance agreements for the periods ended December 31, 2003, 2002, and 2001 were $.7 million, $.5 million, and $.3 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2003, 2002, and 2001 from these life reinsurance agreements are $0 in 2003, $7.5 million in 2002, and $0 in 2001.

DEBT AGREEMENTS

The Company and its parent, Pruco Life, have a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility for the Company and its parent cannot be more than $800 million. There is no outstanding debt to Prudential Funding, LLC as of December 31, 2003 or December 31, 2002.

13. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2003 and 2002 are summarized in the table below:

                                                                       THREE MONTHS ENDED
                                                  ----------------------------------------------------------
                                                   MARCH 31         JUNE 30      SEPTEMBER 30    DECEMBER 31
                                                  ----------------------------------------------------------
2003                                                                    (in thousands)
Total revenues                                    $   35,410      $   42,421      $   38,893      $   41,533
Total benefits and expenses                           32,104          33,770          33,297          29,535
Income (loss) from operations before
income taxes                                           3,306           8,651           5,596          11,998
Net income (loss)                                      2,633           5,932           3,229           8,823
                                                  ----------------------------------------------------------
2002                                                                    (in thousands)
Total revenues                                    $   26,592      $   28,879      $   31,221      $   45,654
Total benefits and expenses                           23,125          28,125          33,146          37,741
Income (loss) from operations before
income taxes                                           3,467             754          (1,925)          7,913
Net income (loss)                                      2,488             302           1,518          11,060

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, the Company adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" as of January 1, 2003.

/s/ PricewaterhouseCoopers LLP

New York, New York
February 10, 2004

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS


(1) Financial Statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant) consisting of the Statements of Net Assets as of December 31, 2003; the Statements of Operations for the period ended December 31, 2003; the Statements of Changes in Net Assets for the periods ended December 31, 2003 and December 31, 2002; and the Notes relating thereto appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)



(2) Statements of Pruco Life of New Jersey (Depositor) consisting of the Statements of Financial Position as of December 31, 2003 and 2002; and the Related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2003, 2002 and 2001; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement). (Note 1)



(b)      EXHIBITS



(1) Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Note 3)



(2)      Agreements for custody of securities and similar investments--Not
         Applicable.



(3) (a) Form of Distribution Agreement between Prudential Investment Management Services, Inc. "PIMS" (Underwriter) and Pruco Life Insurance Company of New Jersey (Depositor) (Note 2)



         (b) Form of Selected Broker Agreement used by PIMS (Note 2)



(4) (a) Form of The Strategic Partners Variable Annuity Contract V-BON 2000-NY (Note 12)



         (b) Form of The Strategic Partners Variable Annuity Contract V-DCA 2000-NY (Note 12)



         (c) Form of Strategic Partners Variable Annuity Contract VBON-2000-NY Ed. 10/2002 (Note 13)



         (d) Form of Strategic Partners Variable Annuity Contract VDCA-2000-NY Ed 10/2002 (Note 13)



         (e) Form of Strategic Partners Variable Annuity Contract VDCA-NY Ed 5-2003 (Note 17)



         (f) Endorsement ORD 112389-NY (Note 13)



         (g) Endorsement (MVA) ORD 112805-NY (Note 14)



         (h) Endorsements ORD 112898-NY and ORD 112899-NY (Note 15)



         (i) Endorsement (GMIB) ORD 112737-NY (Note 17)



         (j) Endorsement (Transfers) ORD 112878 (Note 17)



         (k) Endorsement (IAB) ORD 112718-NY (Note 17)



         (l) Endorsement Supplement (GMIB) ORD 112963-NY (Note 1)



(5)      (a) Application form for the Contract. (Note 8)



         (b) Application form for the Contract - PIAG (Note 8)



         (c) Strategic Partners Annuity One Application ORD 99725 New York (Note
         13)

         (d) Strategic Partners Annuity One Application ORD 99725 New York-Third Party (Note 13)



         (e) Strategic Partners Annuity One Application ORD 99725 New York-First Union (Note 13)



         (f) Application form for the Contract (1)



(6) (a) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended February 12, 1998. (Note 6)



         (b) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 7)



(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.



(8) Other material contracts performed in whole or in part after the date the registration statement is filed:



         (a) Form of Fund Participation Agreement. (Note 4)



(9)      Opinion of Counsel. (Note 1)



(10) Written Consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)



(11)     All financial statements omitted from Item 23, Financial
         Statements--Not Applicable.



(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.



(13)     Powers of Attorney.



         (a) David R. Odenath, Jr. and William J. Eckert (Note 9)



         (b) James J. Avery Jr. (Note 5)



         (c) Ronald P. Joelson (Note 10)



         (d) Vivian L. Banta, Richard J. Carbone, Helen M. Galt (Note 11)



         (e) Andrew J. Mako (Note 16)


-------------


(Note 1)  Filed herewith.



(Note 2)  Incorporated by reference to Post-Effective Amendment No. 4 to
     Form N-4 Registration No. 333-18117, filed April 16, 1999, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.



(Note 3) Incorporated by reference to Form N-4, Registration No. 333-18113, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.



(Note 4) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 26, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.



(Note 5)  Incorporated by reference to Post-Effective Amendment No. 10 to Form
     S-1, Registration No. 33-20018, filed April 9, 1998 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.



(Note 6)  Incorporated by reference to Post-Effective Amendment No. 12 to Form
     S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.



(Note 7) Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.



(Note 8)  Incorporated by reference to the Initial Registration on Form N-4,
     Registration No. 333-49230 filed November 3, 2000 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.



(Note 9) Incorporated by reference to Form S-6, Registration No. 333-49334 filed February 8, 2001 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.



(Note 10) Incorporated by reference to Post-Effective Amendment No. 14,
     Form S-1, Registration No. 33-20018, filed April 10, 2001 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.



(Note 11) Incorporated by reference to Post-Effective Amendment No. 5, Form S-6,
     Registration No. 333-85117 filed June 28, 2001 of behalf of the Pruco Life of New Jersey Variable Appreciable Account.



(Note 12) Incorporated by reference to Post-Effective Amendment No. 2, this
     Registration Statement, filed September 28, 2001.



(Note 13) Incorporated by reference to Post-Effective Amendment No. 4, this
     Registration Statement, filed December 10, 2002.



(Note 14) Incorporated by reference to initial Form S-3, Registration No.
     222-49230 filed February 27, 2003 on behalf of Pruco Life Insurance Company of New Jersey.



(Note 15) Incorporated by reference to Post-Effective Amendment No. 6 to this
     Registration Statement, filed April 23, 2003.



(Note 16) Incorporated by reference to Post-Effective Amendment No. 27, Form N-4
     Registration No. 333-99275, filed June 27, 2003, on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.



(Note 17) Incorporated by reference to Post-Effective Amendment No. 9 to this
     Registration Statement, filed September 26, 2003.



ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR



See Part B: Directors and Officers.



ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT



Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), a corporation organized under the laws of New Jersey, is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company.


Pruco Life of New Jersey may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Single Premium Variable Life Account, the Pruco Life of New Jersey Single Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Registrant), the Pruco Life of New Jersey Modified Guaranteed Annuity Account and the Pruco Life of New Jersey Variable Real Property Account (separate accounts of Pruco Life of New Jersey)

The above-referenced separate accounts, along with Prudential and certain of Prudential's separate accounts, hold the majority of the shares of The Prudential Series Fund, Inc., a Maryland corporation. In addition, The Prudential holds all the shares of Prudential's Gibraltar Fund, a Maryland Corporation, in three of its separate accounts. The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940. Additionally, the aforementioned separate accounts of Prudential are registered as unit investment trusts under the Investment Company Act of 1940.


In addition, Pruco Life of New Jersey may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of Prudential Financial, Inc. and their separate accounts.



The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, filed March 10, 2004, the text of which is hereby incorporated.


ITEM 27. NUMBER OF CONTRACT OWNERS


As of February 29, 2004 there were 1,000 owners of qualified contracts and 1,270 of non-qualified contracts offered by the Registrant.


ITEM 28. INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance policies.


New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in
Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law,
Article V, which relates to indemnification of officers and directors, is filed as Exhibit 1.A.(6)(c) to Form S-6, Registration No. 333-85117, filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS



(a)      Prudential Investment Management Services LLC (PIMS)



PIMS is distributor for American Skandia Trust, American Skandia Advisor Funds, Inc., Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential's Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.



PIMS is also distributor of the following unit investment trust: Separate
Accounts: The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.



(b) Information concerning the directors and officers of PIMS is set forth below:



                                                       POSITIONS AND OFFICES                POSITIONS AND OFFICES
       NAME (1)                                           WITH UNDERWRITER                     WITH REGISTRANT
--------------------                     ------------------------------------------------   ---------------------
Robert F. Gunia .............            President                                                  None

Kenneth I. Schindler ........            Senior Vice President & Chief Compliance Officer           None

David Odenath ...............            Executive Vice President                                   None

Scott Sleyster ..............            Executive Vice President                                   None

Stephen Pelletier ...........            Executive Vice President                                   None

Bernard B. Winograd .........            Executive Vice President                                   None

Edward P. Baird .............            Executive Vice President                                   None

William V. Healey ...........            Senior Vice President, Secretary and                       None
                                         Chief Legal Officer

Michael J. McQuade ..........            Senior Vice President, Comptroller and                     None
                                         Chief Financial Officer

C. Edward Chaplin ...........            Executive Vice President and Treasurer                     None

Peter J. Boland .............            Vice President and Deputy                                  None
                                         Chief Operating Officer


-----------------
(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise noted.

(c)



   Name of Principal       Net Underwriting Discounts                                Brokerage
      Underwriter                and Commissions        Compensation on Redemption   Commission   Compensation
------------------------   --------------------------   --------------------------   ----------   ------------
Prudential Investment               $2,697,176                  $-0-                     $-0-          $-0-
Management Services, LLC


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.


ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life Insurance Company of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life Insurance Company of New Jersey.


(f) This post-effective amendment is being filed solely for the purpose of providing annual updates and/or supplements to the documents that are included in the post-effective amendment, and does not otherwise eliminate or replace any other documents previously filed in the Registration Statement.

                                   SIGNATURES

         As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Newark, and the State of New Jersey on this 20th day of April, 2004.

                  THE PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                                  (Registrant)

                 BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                                   (Depositor)

       Attest: /s/ CLIFFORD E. KIRSCH                  /s/  ANDREW J. MAKO
       ---------------------------------               -------------------
                CLIFFORD E. KIRSCH                     ANDREW J. MAKO
                CHIEF LEGAL OFFICER AND SECRETARY      PRESIDENT

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

        SIGNATURE AND TITLE

          *
-------------------------------------
         VIVIAN L. BANTA                               Date  April 20, 2004
         CHAIRMAN AND DIRECTOR

          *                                            *BY: CLIFFORD E. KIRSCH
-----------------------------------------              -----------------------
         JAMES J. AVERY JR.                            CLIFFORD E. KIRSCH
        VICE CHAIRMAN AND DIRECTOR                     (ATTORNNEY-IN-FACT)

          *
-----------------------------------------
         ANDREW J. MAKO
         PRESIDENT AND DIRECTOR

          *
-----------------------------------------
         WILLIAM J. ECKERT, IV
         VICE PRESIDENT AND CHIEF
          ACCOUNTING OFFICER

          *
-----------------------------------------
         RONALD P. JOELSON
         DIRECTOR

          *
-----------------------------------------
         RICHARD J. CARBONE
         DIRECTOR

          *
-----------------------------------------
         HELEN M. GALT
         DIRECTOR

          *
-----------------------------------------
         DAVID R. ODENATH, JR.
         DIRECTOR

                                  EXHIBIT INDEX

(4)(l) Endorsement GMIB Supplement ORD 112963-NY.

(5)(f) Application form for the Contract.

(9)    Opinion of Counsel.

(10)   Written Consent of Independent Accountants